November 1, 2000

                                  Ensemble Exec

                             JPF Separate Account A

                 Flexible Premium Variable Life Insurance Policy

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
  SERVICE OFFICE: One Granite Place, Concord, New Hampshire 03301 800-258-3648

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This Prospectus describes the Ensemble Exec Variable Life Insurance Policy ("Ensemble Exec" or "the Policy"), a flexible premium variable life insurance policy issued and underwritten by Jefferson Pilot Financial Insurance Company ("we" or "JP Financial" or "the Company") and designed primarily for use on a multi-life basis when the insured people share a common employment or business relationship. The Policy provides life insurance and pays a benefit, as described in this Prospectus, upon the Insured's death or surrender of the Policy. The Policy allows flexible premium payments, Policy Loans, Withdrawals, and a choice of Death Benefit Options. Your account values may be invested on either a fixed or variable or combination of fixed and variable basis. You may allocate your Net Premiums to JPF Separate Account A ("Separate Account A" or the "Separate Account"), and/or the General Account, or both Accounts. The Divisions of Separate Account A support the benefits provided by the variable portion of the Policy. The Accumulation Value allocated to each Division is not guaranteed and will vary with the investment performance of the associated Fund. Net Premiums allocated to the General Account will accumulate at rates of interest we determine; such rates will not be less than 4% per year. Your Policy may lapse if the Net Accumulation Value is insufficient to pay a Monthly Deduction. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. If the Policy lapses, you may reinstate it.


The Policy has a free look period during which you may return the Policy. We will refund your Premium (See "Right of Policy Examination").

This Prospectus also describes the Divisions used to fund the Policy through the Separate Account. Each Division invests exclusively in one of the following
Portfolios:

JPVF International Equity Portfolio
JPVF World Growth Stock Portfolio
JPVF Global Hard Assets Portfolio
JPVF Emerging Growth Portfolio
JPVF Capital Growth Portfolio
JPVF Small Company Portfolio
JPVF Growth Portfolio
JPVF S&P 500 Index Portfolio
JPVF Value Portfolio
JPVF Balanced Portfolio
JPVF High Yield Bond Portfolio
JPVF Money Market Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP II Contrafund Portfolio
MFS Research Series
MFS Utilities Series
Oppenheimer Strategic Bond Fund/VA
Oppenheimer Bond Fund/VA
Templeton International Securities Fund: Class 2

Not all Divisions may be available under all Policies or in all jurisdictions. You may obtain the current Prospectus and Statement of Additional Information ("SAI") for any of the Portfolios by calling (800) 258-3648 x7719.

Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with the Policy may not be to your advantage.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS. BOTH THIS PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


Ensemble Exec insurance policies and shares of the funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested.


THIS PROSPECTUS AND OTHER INFORMATION ABOUT JPF SEPARATE ACCOUNT A REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAN BE FOUND IN THE SEC'S WEB SITE AT http://www.sec.gov.

table of contents
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                                                     Page
                                                     -----
DEFINITIONS .......................................    3
POLICY SUMMARY ....................................    4
THE SEPARATE ACCOUNT ..............................    5
CHARGES & FEES ....................................    6
 Charges & Fees Assessed Against
  Premium .........................................    6
 Charges & Fees Assessed Against
  Accumulation Value ..............................    6
 Charges & Fees Assessed Against the
  Separate Account ................................    7
 Charges Assessed Against the Underlying
  Funds ...........................................    8
ALLOCATION OF PREMIUMS ............................    9
 The Portfolios ...................................    9
 Investment Advisers for each of the
  Funds ...........................................   10
 Mixed and Shared Funding; Conflicts of
  Interest ........................................   11
 Fund Additions, Deletions or Substitutions .         11
General Account ...................................   12
POLICY CHOICES ....................................   12
 General ..........................................   12
 Detailed Information about the Policy ............   12
 Premium Payments .................................   13
 Modified Endowment Contract ......................   13
 Compliance with the Internal Revenue
  Code ............................................   13
 Death Benefit Options ............................   14
 Transfers and Allocations to Funding
  Options .........................................   15
 Telephone Transfers, Loans and
  Reallocations ...................................   16
 Automated Transfers (Dollar Cost
  Averaging and Portfolio Rebalancing) ............   16
POLICY VALUES .....................................   17
 Accumulation Value ...............................   17
 Unit Values ......................................   18
 Net Investment Factor ............................   18
 Surrender Value ..................................   18
POLICY RIGHTS .....................................   18
 Surrenders .......................................   18
 Withdrawals ......................................   18
 Grace Period .....................................   19
 Reinstatement of a Lapsed or Terminated
  Policy ..........................................   19

                                                    Page
                                                    -----
 Coverage Beyond Insured's Attained
  Age 100 .........................................   19
 Right to Defer Payment ...........................   19
 Policy Loans .....................................   20
 Policy Changes ...................................   21
 Right of Policy Examination ......................   22
 Supplemental Benefits ............................   22
DEATH BENEFIT .....................................   23
POLICY SETTLEMENT .................................   23
 Settlement Options ...............................   24
THE COMPANY .......................................   25
DIRECTORS & OFFICERS ..............................   26
ADDITIONAL INFORMATION ............................   27
 Reports to Policyowners ..........................   27
 Right to Instruct Voting of Fund Shares ..........   27
 Disregard of Voting Instructions .................   28
 State Regulation .................................   28
 Legal Matters ....................................   28
 The Registration Statement .......................   28
 Financial Statements .............................   28
 Employment Benefit Plans .........................   28
 Distribution of the Policy .......................   28
 Independent Auditors .............................   29
GROUP OR SPONSORED ARRANGEMENTS                       29
TAX MATTERS .......................................   29
 General ..........................................   29
 Federal Tax Status of the Company ................   29
 Life Insurance Qualification .....................   30
 Charges for JP Financial Income Taxes ............   32
MISCELLANEOUS POLICY PROVISIONS ...................   33
 The Policy .......................................   33
 Payment of Benefits ..............................   33
 Suicide and Incontestability .....................   33
 Protection of Proceeds ...........................   33
 Nonparticipation .................................   33
 Changes in Owner and Beneficiary;
  Assignment ......................................   33
 Misstatements ....................................   33
ILLUSTRATIONS OF ACCUMULATION
 VALUES, CASH VALUES AND DEATH
 BENEFITS .........................................  A-1


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This prospectus does not constitute an offer in any jurisdiction in which such offering may not be lawfully made. No dealer, salesman or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this prospectus, and, if given or made, such other information or representations must not be relied upon. The purpose of this variable life insurance policy is to provide insurance protection. Life insurance is a long-term investment. Policyowners should consider their need for insurance coverage and the policy's long-term investment potential. No claim is made that the policy is any way similar or comparable to an investment in a mutual fund.
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definitions
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Accumulation Value: The total amount that a Policy provides for investment plus the amount held as collateral for Policy Debt.

Age: The Insured's age at his/her nearest birthday.

Allocation Date: The date when the initial Net Premium is placed in the Divisions and the General Account as instructed by the Policyowner in the application. The Allocation Date is the later of 1) 25 days from the date we mail the Policy to the agent for delivery to you; or 2) the date we receive all administrative items needed to activate the Policy.

Attained Age: The Insured's age at the last Policy Anniversary.


Beneficiary: The person you designate in the application to receive the Death Benefit proceeds. If changed, the Beneficiary is as shown in the latest change filed with us. If no Beneficiary survives the Insured, you or your estate will be the Beneficiary. The Beneficiary's interest may be subject to that of any assignee.


Code: The Internal Revenue Code of 1986, as amended.

Company: Jefferson Pilot Financial Insurance Company.


Cost of Insurance: A charge related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provision that you may elect through a Policy rider.


Date of Receipt: Any Company business day, prior to 4:00 p.m. Eastern time, on which a notice or premium payment is received at our home office.

Death Benefit: The amount which is payable on the Death of the Insured, adjusted as provided in the Policy.

Death Benefit Options: The methods for determining the Death Benefit.

Division: A separate division of Separate Account A which invests only in the shares of a specified Portfolio of a Fund.

Fund: An open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy.

General Account: A non-variable funding option available in the Policy that guarantees a minimum interest rate of 4% per year.


Grace Period: The 61-day period beginning on the Monthly Anniversary Day on which the Policy's Net Accumulation Value is insufficient to cover the current Monthly Deduction. The Policy will lapse without value at the end of the 61-day period unless we receive a sufficient payment.


Insured: The person on whose life the Policy is issued.

Issue Age: The Age of the Insured on the Policy's Issue Date.

Issue Date: The effective date on which we issue the Policy.


Load Basis Amount: An amount per $1,000 of Specified Amount which varies by sex, Issue Age (or Attained Age for an increase in Specified Amount) and rating class of the Insured. This amount is used to calculate the Acquisition Charge. The maximum Load Basis Amount is $66.65, resulting in an Acquisition Charge of $.40 per $1000 of Specified Amount in Years 1 through 10.

Loan Value: Generally, 100% of the Policy's Net Accumulation Value on the date of a loan.


Monthly Anniversary Date: The same day in each month as the Policy Date.


Net Accumulation Value: Accumulation Value less Policy Debt.


Net Premium: The gross premium less a 2.5% State Premium Tax Charge, a 1.25% Federal DAC Tax Charge and a 3% Premium Load. We currently do not intend to assess the Premium Load beginning in the 11th Policy Year.

Policy: The life insurance contract described in this Prospectus.

Policy Date: The date set forth in the Policy from which policy years, policy months and policy anniversaries will be determined. If the Policy Date falls on the 29th, 30th or 31st of a month, the Policy Date will be the 28th of such month. You may request the Policy Date. If You do not request a date, it is the date the Policy is issued.

Policy Debt: The principal of any loans outstanding against the Policy, plus the accrued loan interest which has not been paid.


Portfolio: A separate investment series of one of the Funds.


Premium Load: A charge we assess against premium payments.


Proof of Death: One or more of: a) a copy of a certified death certificate; b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; c) a written statement by a medical doctor who attended the Insured; or d) any other proof satisfactory to us.


Refund of Sales Charges: A refund we make of all first-year acquisition charges, Premium Load and administrative charges you paid if you surrender your Policy in the first two Policy Years.


SEC: Securities and Exchange Commission.

Separate Account A or the Separate Account: JPF Separate Account A, a separate investment account we established for the purpose of funding the Policy.

Service Office: Our principal executive offices at One Granite Place, Concord, New Hampshire 03301.

Specified Amount: The amount you choose at application, which may subsequently be increased or decreased, as provided in the Policy. The Specified Amount is used in determining the Death Benefit.


State: Any State of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, the Commonwealth of the Northern Mariana Islands or any other possession of the United States.

Surrender Value: Net Accumulation Value plus Refund of Sales Charges if the surrender occurs in the first two Policy years.


Target Premium: The premium from which first year commissions will be determined and which varies by sex, Issue Age, rating class of the Insured and Specified Amount.

Valuation Date: The date and time at which the Accumulation Value of a variable investment option is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange and the Company are open. In addition to being closed on all federal holidays, we will also be closed on Good Friday, the Friday following Thanksgiving and the day before or following Christmas.

Valuation Period: The period of time between two successive Valuation Dates, beginning at the close of regular trading on the New York Stock Exchange on each Valuation Date, and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

policy summary
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This Prospectus describes a flexible premium variable life insurance policy. The Policy provides life insurance and pays a benefit (subject to adjustment under the Policy's Age and/or Sex, Suicide and Incontestability, and Grace Period provisions) upon surrender or Death of the Insured. The Policy allows flexible premium payments, Policy Loans, Withdrawals and a choice of Death Benefit Options. Account values may be either fixed or variable or a combination of fixed and variable.

We designed Ensemble Exec primarily to be used in multi-life situations where the insureds share common employment or have a business relationship. The Policy may be owned individually or by a corporation, trust, association or other similar entity. You may use the Policy to informally fund non-qualified executive deferred compensation, salary continuation plans, retiree medical benefits or other purposes.

Charges and fees will be assessed against premium payments, Accumulation Value, the Separate Account, the underlying Funds and upon partial withdrawals.


You must purchase your variable life insurance policy from a registered representative. The Policy, the initial application on the Insured, any subsequent applications, endorsements and any riders constitute the entire contract.

At the time of application, you must choose a Death Benefit Option, decide on the amount of planned premium and determine how to allocate Net Premiums. You may elect to supplement the benefits afforded by the Policy through the addition of riders we make available.

The proceeds payable upon the Death of the Insured depend on the Death Benefit Option chosen. Under Option 1 the Death Benefit equals the current Specified Amount. Under Option 2, the Death Benefit equals the current Specified Amount plus the Accumulation Value on the date of death. Under Option 3, the Death Benefit equals the Specified Amount plus total premiums paid, less any withdrawals. We may make other options available. We will reduce the Death Benefit proceeds by any outstanding Policy Debt.


Although the Policy is designed to allow flexible premiums, you must pay sufficient premiums to continue the Policy in force. The initial premium must be paid at issue. The initial premium is based on Issue Age, underwriting class and Specified Amount. No premium payment may be less than $250 ($50 for electronic fund transfers). We will send you premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. Should your Policy lapse, you may reinstate it.


You may allocate your Net Premiums to the Separate Account, the General Account or both Accounts. Net Premiums allocated to the Separate Account must be allocated to one or more of the Divisions of the Separate Account and allocations must be in whole percentages. The variable portion of the Policy is supported by the Divisions you choose and will vary with the investment performance of the associated Portfolios. Net Premiums allocated to the General Account will accumulate at rates of interest we determine. The effective rate of interest will not be less than 4% per year.

the separate account
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The Separate Account underlying the Policy is JPF Separate Account A. Amounts allocated to the Separate Account are invested in the Portfolios. Each Portfolio is a series of an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios, including their investment objectives and their investment advisers, are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the Funds' prospectuses, which are delivered with this Prospectus.

Separate Account A was established under New Hampshire law on August 20, 1984. Under New Hampshire Insurance Law, the income, gains or losses of the Separate Account are credited without regard to the other income, gains or losses of the Company. These assets are held for our variable life insurance policies and variable annuities. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value. The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business we conduct. We are, however, responsible for meeting the obligations of the Policy to the Policyowner.

No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or our management or investment practices or policies. We do not guarantee the Separate Account's investment performance.

Divisions. The Policies presently offer twenty Divisions but may add or delete Divisions. You may invest in a total of 17 Divisions over the life of the Policy. Each Division will invest exclusively in shares of a single Portfolio.

charges & fees
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>   CHARGES & FEES ASSESSED AGAINST PREMIUM

    Premium Charges

    Before a premium is allocated to any of the Divisions of Separate Account A and the General Account, we will deduct the following fees and charges:


    o a state premium tax charge of 2.5% unless otherwise required by state law (1.0% in Oregon and 2.35% in California).


    The state premium tax charge reimburses us for taxes we pay to states and municipalities in which the Policy is sold. The amount of tax assessed by a state or municipality may be more or less than the charge. We may impose the premium tax charge in states which do not themselves impose a premium tax.


    o a federal income tax charge of 1.25% ("Federal DAC Tax Charge") which reimburses us for our increased federal tax liability under the federal tax laws. Subject to state law, we reserve the right to increase these tax charges due to changes in the state or federal tax laws that increase our tax liability.


    o a Premium Load which we currently do not intend to assess after the 10th Policy Year and which is guaranteed not to exceed 3% of premium.


>   CHARGES & FEES ASSESSED AGAINST ACCUMULATION VALUE

    Charges and fees assessed against the Policy's Accumulation Value can be deducted from any one of the Divisions, the General Account, or pro rata from each of the Divisions and the General Account. If you do not designate one Division, we will deduct the charges pro rata from each of the Divisions and the General Account.

    Monthly Deduction

    On each Monthly Anniversary Date and on the Policy Date, we will deduct from the Policy's Accumulation Value an amount to cover certain expenses associated with start-up and maintenance of the Policy, administrative expenses, the cost of insurance for the Policy and any optional benefits added by rider.

    The Monthly Deduction equals:

    i) the Cost of Insurance for the Policy (as described below), plus

    ii) a Monthly Administrative Fee of $10, plus


    iii) a monthly Acquisition Charge during the first ten Policy Years equal to 0.6% of the Load Basis Amount, plus


    iv) the cost of optional benefits provided by rider.


    v) a monthly acquisition charge during the first 120 months following any increase in Specified Amount.


    Cost of Insurance. The Cost of Insurance charge is related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provisions that you may elect through a Policy rider.

    The Cost of Insurance charge equals (i) multiplied by the result of (ii) minus (iii) where:

    i) is the current Cost of Insurance Rate as described in the Policy;

    ii) is the death benefit at the beginning of the policy month divided by
    1.0032737 (to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4%); and

    iii) is the Accumulation Value at the beginning of the policy month, prior to the monthly deduction for the Cost of Insurance.

    The current Cost of Insurance Rate is variable and is based on the Insured's issue age, sex (where permitted by law), rating class, Policy Year and Specified Amount. Because the Accumulation Value and the Death Benefit of the Policy may vary from month to month, the Cost of Insurance charge may also vary on each day a Monthly Deduction is taken. In addition, you should note that the Cost of Insurance charge is related to the difference between the Death Benefit payable under the Policy and the Accumulation Value of the Policy. An increase in the Accumulation Value or a decrease in the Death Benefit may result in a smaller Cost of Insurance charge while a decrease in the Accumulation Value or an increase in the Death Benefit may result in a larger cost of insurance charge.

    The Cost of Insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables Male or Female (1980 Tables). Substandard risks will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Amount at Risk will be included in each Policy. We may adjust the Monthly Cost of Insurance rates from time to time. Adjustments will be on a class basis and will be based on our estimates for future factors such as mortality experience, investment earnings, expenses (including reinsurance costs), taxes and the length of time Policies stay in force. Any adjustments will be made on a nondiscriminatory basis. The current Cost of Insurance rate will not exceed the applicable maximum Cost of Insurance rate shown in your Policy.

    Monthly Administrative Expense Charge. The Monthly Deduction amount also includes a monthly administration fee of $10.00. This fee may not be increased.


    Acquisition Charge. We will deduct from the Accumulation Value a monthly acquisition charge of 0.6% of the Load Basis Amount in Policy Years 1 through 10 (7.2% annually). The Load Basis Amount is an amount per $1000 of Specified Amount, which varies by sex, Issue Age and rating class of the Insured. The maximum load Basis Amount is $66.65, resulting in a maximum Acquisition Charge of $.40 per $1000 of Specified Amount in years 1 through
    10. This charge does not vary with the amount of premium paid. We will also deduct a pro-rated acquisition charge on increases in Specified Amount. We reserve the right to increase or decrease this charge for policies not yet issued in order to correspond with changes in distribution costs of the Policy. The charge compensates us for the cost of selling the Policy, including, among other things, agents' commissions, advertising and printing of prospectuses and sales literature. Normally this charge compensates us for total sales expenses for the year. To the extent sales expenses in any policy year are not recovered by the Acquisition Charges we collect, we may recover sales expenses from other sources, including profits from the Mortality Risk and Expense Risk Charges.


    Charges for Optional Benefits. If you elect any optional benefits by adding riders to the Policy, an optional benefits charge will be included in the Monthly Deduction amount. The amount of the charge will vary depending upon the actual optional benefits selected and is described on each applicable Policy rider.


    Refund of Sales Charges. If you surrender your Policy within the first two policy years, we will refund to you all first-year acquisition charges, Premium Load and administrative charges you paid.


    This guaranteed refund is available only upon surrender in the first two Policy Years. If the Policy has additional coverage due to a Supplemental Coverage Rider, the refund of Premium Load and Administrative Charges will be reduced by the percentage of total coverage that is due to the Supplemental Coverage Rider.



>   CHARGES & FEES ASSESSED AGAINST THE SEPARATE ACCOUNT

    Mortality and Expense Risk Charge


    We will assess a charge on a daily basis against each Division at a current annual rate of 0.60% in Policy Years 1 through 25 and 0.40% in Policy Years 26 and later of the value of the Divisions to compensate us for mortality and expense risks we assume in connection with the Policy. We reserve the right to increase this charge, but guarantee that it will not exceed 0.85% in Policy Years 1 through 25 and 0.60% in Policy Years 26 and thereafter. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated and that we will, therefore, pay a Death Benefit before collecting a sufficient Cost of Insurance charge. The expense risk assumed is that expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the administrative charges assessed for such expenses.


    The Separate Account is not subject to any taxes. However, if taxes are assessed against the Separate Account, we reserve the right to assess taxes against the Separate Account Value.

    Administrative Charge for Transfers or Withdrawal


    We may impose an Administrative Fee of $50 for each transfer among the Divisions of the Separate Account or the General Account, after the first 12 transfers in a Policy Year (up to a maximum of 20). We will also charge an Administrative Fee on withdrawals equal to the lesser of 2% of the withdrawal amount or $50.

>   CHARGES ASSESSED AGAINST THE UNDERLYING FUNDS

    Following are the investment advisory and sub-investment management fees, paid by each of the Funds as a percentage of average net assets.

    Jefferson Pilot Variable Fund, Inc.

                                   World Growth Stock,
                                   Global Hard Assets,
                                     Small Company,                 S&P
        Average Daily      Money         Value,         Capital     500
         Net Assets       Market      and Balanced       Growth    Index
    -------------------- -------- -------------------- --------- ---------
    First $200 million      .50%           .75%           1.00%      .24%
    Next $1.1 billion       .45%           .70%            .95%      .24%
    Over $1.3 billion       .40%           .65%            .90%      .24%

        Average Daily       Emerging        High Yield       International
         Net Assets          Growth      Bond and Growth        Equity
    --------------------   ----------   -----------------   --------------
    First $200 million         .80%             .75%              1.00%
    Next $1.1 billion          .75%             .75%              1.00%
    Over $1.3 billion          .70%             .75%              1.00%

    The compensation of the Sub-Investment Managers is paid directly from the investment management fees of JP Investment Advisory and is set forth in the table below as an annual percentage of the average daily net assets of the Portfolio managed:

                                   Sub-Investment Manager Fees
                           ----------------------------------------------
                                        Templeton     Van Eck      Lord
                             Janus        World        Global     Abbett
        Average Daily       Capital       Growth        Hard       Small
         Net Assets         Growth        Stock        Assets     Company
    --------------------   ---------   -----------   ---------   --------
    First $200 million     .70%             .50%     .50%        .50%
    Next $1.1 billion      .65%             .45%     .45%        .45%
    Over $1.3 billion      .60%             .40%     .40%        .40%

                            Credit       MFS          MFS
                            Suisse     Emerging      Money
         Net Assets         Value       Growth       Market
    --------------------   --------   ----------   ---------
    First $100 Million     .50%           .40%     .30%
    Next $100 million      .50%           .40%     .30%
    Next $300 million      .50%           .40%     .25%
    Over $500 million      .50%           .40%     .25%
    Over $1 billion        .50%           .40%     .25%


                             MFS
                             High        Janus        Barclay's
         Net Assets       Yield Bond    Balanced   S&P 500 Index
    -------------------   ----------    --------   -------------
    First $100 Million     .40%            .55%      .05%
    Next $100 million      .40%            .50%      .05%
    Next $300 million      .40%            .50%      .05%
    Over $500 million      .40%            .45%     .025%
    Over $1 billion        .40%            .45%      .01%


                                      Lombard Odier
                           Strong     International
          Net Assets       Growth        Equity
    -------------------   --------   --------------
    First $25 million     .60%             .50%
    Next $75 million      .50%             .50%
    Next $50 million      .40%             .50%
    Over $150 million     .30%             .50%

    Templeton International Securities Fund: Class 2.


                                                           Total
                       Other                              Annual
                     Expenses         Distribution        Expenses
     Management   (After Expense           Fee         (After Expense
       Fee        Reimbursement)         (12b-1)        Reimbursement)
    ------------   ----------------   --------------   ---------------
    .69%              .19%              .25%             1.13%



    The fund's class 2 distribution plan or "rule 12b-1 plan" is described in the fund's prospectus. On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton International Equity Fund, effective 5/1/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after 5/1/00 would be estimated as: Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20%, and Total Fund Operating Expenses 1.10%.


    Fidelity VIP and VIP II


                                                     Total
                        Management       Other       Annual
    Fidelity VIP           Fee         Expenses     Expenses
    ------------      ------------   ----------   ---------
    Equity-Income           .48%          .08%     .56%
    Growth                  .58%          .07%     .65%

    Fidelity VIP II
    ---------------
    Contrafund              .58%          .07%     .65%



    MFS Variable Insurance Trust



                                                           Total
                              Management       Other       Annual
                                  Fee        Expenses     Expenses
                              ------------   ----------   ---------
    MFS Research Series           .75%          .11%     .86%
    MFS Utilities Series          .75%          .16%     .91%



    Oppenheimer Variable Account Funds



                                                             Total
                                Management       Other       Annual
                                    Fee        Expenses     Expenses
                               ------------   ----------   ---------
    Strategic Bond Fund/VA          .74%          .04%     .78%
    Bond Fund/VA                    .72%          .01%     .75%


    Certain of the unaffiliated Portfolio advisers reimburse us for administrative costs incurred in connection with administering the Funds as variable funding options under the Policy. These reimbursements are paid by the advisers and are not charged to the Portfolios.


    For further details on each Portfolio's expenses please refer to that Portfolio's prospectus. Additional copies of each Portfolio's prospectus and the Statement of Additional Information for each Portfolio may be obtained free of charge by calling (800)258-3648 x7719.

    Other Charges

    We reserve the right to charge the assets of each Division to provide for any income taxes or other taxes payable by us on the assets attributable to that Division. Although we currently make no charge, we reserve the right to charge you an administrative fee, not to exceed $50, to cover the cost of preparing any additional illustrations of current Accumulation and Surrender Values and current mortality assumptions which you may request after the Policy Date.


    allocation of premiums
--------------------------------------------------------------------------------

    You may allocate all or a part of your Net Premiums to the Divisions currently available under your Policy or you may allocate all or a part of your Net Premiums to the General Account.


>   THE PORTFOLIOS

    The Separate Account currently invests in shares of the Portfolios listed below. Net Premiums applied to the Separate Account will be invested in the Portfolios in accordance with your selection. Portfolios may be added or withdrawn as permitted by applicable law. We reserve the right to limit the total number of Portfolios you may elect to 17 over the lifetime of the Policy or to increase the total number of Portfolios you may elect. Shares of the Portfolios are not sold directly to the general public. Each of the Portfolios is available only through the purchase of variable annuities or variable life insurance policies (See Mixed and Shared Funding).

    The investment results of the Portfolios, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Portfolios will achieve their respective investment objectives. Investment in some of the Portfolios involves special risks, which are described in their respective prospectuses. You should read the prospectuses for the Portfolios and consider carefully, and on a continuing basis, which Portfolio or combination of Portfolios is best suited to your long-term investment objectives. Except where otherwise noted, all of the Portfolios are diversified, as defined in the Investment Company Act of 1940.

    o JPVF International Equity Portfolio seeks long-term capital appreciation through investments in securities whose primary trading markets are outside the United States.

    o JPVF World Growth Stock Portfolio seeks to achieve long-term capital growth through a policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Portfolio may also be invested in debt obligations of companies and governments of any nation. Any income realized will be incidental.

    o JPVF Global Hard Assets Portfolio seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities". Hard Asset Securities include equity and debt securities of "Hard Asset Companies", that are directly or indirectly engaged in the exploration, development, production or distribution of one or more of the following: precious metals; ferrous and non-ferrous metals; oil and gas, petroleum, petrochemicals or other hydrocarbons; forest productions; real estate; and other basic non-agricultural commodities. Income is a secondary consideration.

    o JPVF Emerging Growth Portfolio seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective of long-term growth.

    o JPVF Capital Growth Portfolio seeks capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental.

    o JPVF Small Company Portfolio seeks to achieve growth of capital. The Portfolio pursues its objective by investing primarily in a diversified portfolio of equity securities issued by small companies, which are defined as companies with market capitalization equal to or less than the largest company in the Russell 2000[TM] Index.

    o JPVF Growth Portfolio seeks capital growth by investing primarily in equity securities that the Sub-Investment Manager believes have above-average growth prospects.

    o JPVF S&P 500 Index Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

    o JPVF Value Portfolio (formerly JPVF Growth and Income Portfolio) seeks long-term growth of capital by investing primarily in a wide range of equity issues that may offer capital appreciation and, secondarily, seeks a reasonable level of current income.

    o JPVF Balanced Portfolio seeks reasonable current income and long-term capital growth, consistent with conservation of capital, by investing primarily in common stocks and fixed income securities.

    o JPVF High Yield Bond Portfolio seeks a high level of current income by investing primarily in corporate obligations with emphasis on higher yielding, higher risk, lower-rated or unrated securities. These securities may be considered speculative and involve greater risks, including risk of default, than higher rated securities.

    o JPVF Money Market Portfolio seeks to achieve as high a level of current income as is consistent with preservation of capital and liquidity. An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government.

    o Fidelity Variable Insurance Products Fund-- Growth Portfolio seeks capital appreciation by investing primarily in common stocks.

    o Fidelity Variable Insurance Products Fund-- Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Fund will also consider the potential for capital appreciation.

    o Fidelity Variable Insurance Products Fund II--Contrafund Portfolio seeks maximum total return over the long term by investing its assets mainly in equity securities of companies that are undervalued or out-of-favor.

    o MFS Variable Insurance Trust--Research Series seeks to provide long-term growth of capital and future income by investing a substantial proportion of its assets in equity securities of companies believed to possess better-than-average prospects for long-term growth.

    o MFS Variable Insurance Trust--Utilities Series seeks capital growth and current income (incomes above that available from a portfolio invested entirely in equity securities) by investing, under normal circumstances, at least 65% (but up to 100% at the discretion of the Adviser) of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

    o Oppenheimer Variable Account Funds-- Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Portfolio intends to invest principally in: (i) foreign government and corporate debt securities, (ii) U.S. Government securities, and (iii) lower-rated high yield domestic debt securities, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. These securities may be considered to be speculative.

    o Oppenheimer Variable Account Funds-- Bond Fund/VA primarily seeks a high level of current income from investment in high yield, fixed-income securities rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's. Secondarily, this Portfolio seeks capital growth when consistent with its primary objective.



    o Franklin Templeton Variable Insurance Products Trust--Templeton International Securities Fund seeks long-term capital growth. The fund will invest in equity securities of companies located outside the U.S., including those in emerging markets.


    Some of the above Portfolios may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal on debt instruments may involve higher risk of volatility to a Portfolio. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Portfolio for a discussion of the risks associated with an investment in those Portfolios. You should refer to the accompanying prospectuses of the Portfolios for more complete information about their investment policies and restrictions.


>   INVESTMENT ADVISERS FOR EACH OF THE FUNDS


    Jefferson Pilot Variable Fund, Inc. ("JPVF") The investment manager to JPVF is Jefferson Pilot Investment Advisory Corporation ("JP Investment

    Advisory"), an affiliate of the Company. JP Investment Advisory and JPVF have contracted with nine unaffiliated companies to act as sub-investment advisers to the Funds. They are:


    o JPVF International Equity Portfolio: Lombard Odier International Portfolio Management Limited ("Lombard Odier")


    o JPVF World Growth Stock Portfolio: Templeton Investment Council, Inc. ("TICI")


    o JPVF Global Hard Assets Portfolio: Van Eck Associates Corporation ("Van Eck")


    o JPVF Emerging Growth Portfolio: Massachusetts Financial Services Company ("MFS")

    o JPVF Capital Growth Portfolio: Janus Capital Corporation ("Janus")

    o JPVF Small Company Portfolio: Lord, Abbett & Co. ("Lord Abbett")

    o JPVF Growth Portfolio: Strong Capital Management, Inc. ("Strong")

    o JPVF S&P 500 Index Portfolio: Barclays Global Fund Advisors ("Barclays")

    o JPVF Value Portfolio: Credit Suisse Asset Management, LLC ("Credit
      Suisse")

    o JPVF Balanced Portfolio: Janus

    o JPVF High Yield Bond: MFS

    o JPVF Money Market Portfolio: MFS

    Fidelity Variable Insurance Products Fund--Fidelity Management and Research Company ("FMR")

    Fidelity Variable Insurance Products Fund II--FMR

    MFS Variable Insurance Trust--Massachusetts Financial Services Company
    ("MFS")

    Oppenheimer Variable Account Funds-- OppenheimerFunds, Inc. ("Oppenheimer")

    Franklin Templeton Variable Insurance Products Trust--Templeton Investment Counsel, Inc. ("TICI")

>   MIXED AND SHARED FUNDING; CONFLICTS OF INTEREST

    Shares of the Funds are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Fund shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Funds simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyowners, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.

>   FUND ADDITIONS, DELETIONS OR SUBSTITUTIONS

    We reserve the right, subject to compliance with appropriate state and federal laws, to add, delete or substitute shares of another Portfolio or Fund for Portfolio shares already purchased or to be purchased in the future for the Division in connection with the Policy. We may substitute shares of one Portfolio for shares of another Portfolio if, among other things, (a) it is determined that a Portfolio no longer suits the purpose of the Policy due to a change in its investment objectives or restrictions; (b) the shares of a Portfolio are no longer available for investment; or (c) in our view, it has become inappropriate to continue investing in the shares of the Portfolio. Substitution may be made with respect to both existing investments and the investment of any future premium payments. However, no substitution, addition or deletion of securities will be made without prior notice to Policyowners, and without such prior approval of the SEC or other regulatory authorities as may be necessary, all to the extent required and permitted by the Investment Company Act of 1940 or other applicable law.

    We also reserve the right to make the following changes in the operation of the Separate Account and the Divisions;

    (a) to operate the Separate Account in any form permitted by law;

    (b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

    (c) to transfer assets from one Division to another, or from any Division to our general account;

    (d) to add, combine, or remove Divisions in the Separate Account;

    (e) to assess a charge for taxes attributable to the operation of the Separate Account or for other taxes, described in "Charges and Fees--Other Charges" on page 10 above; and

    (f) to change the way we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.


    Portfolio shares are subject to certain investment restrictions which may not be changed without the approval of the majority of the Portfolio's shareholders. See accompanying Prospectuses for the Portfolios.


>   GENERAL ACCOUNT

    Interests in the General Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended and the General Account has not been registered as an investment company under the 1940 Act. However, disclosure in this Prospectus regarding the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the Fixed Account has not been reviewed by the SEC.

    The General Account is a fixed funding option available under the Policy. We guarantee a minimum interest rate of 4.0% on amounts in the General Account and assume the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Portfolios does not affect the General Account Value.

    The General Account is secured by our general assets. Our general assets include all assets other than those held in separate accounts sponsored by us or our affiliates. We will invest the assets of the General Account in those assets we chose, as allowed by applicable law. We will allocate investment income of such General Account assets between ourself and those policies participating in the General Account.

    We guarantee that, at any time, the General Account Value of your Policy will not be less than the amount of the Net Premiums allocated to the General Account, plus any monthly accumulation value adjustment, plus interest at an annual rate of not less than 4.0%, less the amount of any Withdrawals, Policy Loans or Monthly Deductions, plus interest at an annual rate of not less than 4.0%.

    If you do not accept the Policy issued as applied for or you exercise your "free look" option, no interest will be credited and we will retain any interest earned on the initial Net Premium.

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>   GENERAL

    The Policy is designed to provide the Insured with lifetime insurance protection and to provide you with flexibility in amount and frequency of premium payments and level of life insurance proceeds payable under the Policy. It provides life insurance coverage on the Insured with a Death Benefit payable on the Insured's Death. You are not required to pay scheduled premiums to keep the Policy in force and you may, subject to certain limitations, vary the frequency and amount of premium payments.


    To purchase a Policy, you must complete an application and submit it to us through the agent selling the Policy. The Policy is issued on a guaranteed or simplified issue basis. The Insured must be no younger than age 15 and no older than age 70. Smoking status is reflected in the current cost of insurance rates. Policies issued in certain States will not directly reflect the Insured's sex in either the premium rates or the charges or values under the Policy. We may reject an application for any reason.


    The minimum Specified Amount at issue is $50,000. We reserve the right to revise our rules to specify different minimum Specified Amounts at issue. We may reinsure all or a portion of the Policy.


>   DETAILED INFORMATION ABOUT THE POLICY

    This prospectus describes the standard Ensemble Exec flexible premium variable universal life insurance policy. There may be variations in your policy because of specific state requirements in the state where your Policy is issued. We will describe any such variations in your Policy or in Supplements to this Prospectus, as appropriate.


>   PREMIUM PAYMENTS


    The Policy is a flexible premium life insurance policy. This means that you may decide when to make premium payments and in what amounts. You must pay your premiums to us at our home office or through one of our authorized agents for forwarding to us. There is no fixed schedule of premium payment on the Policy either as to amount or frequency. You may determine, within certain limits, your own premium payment schedule. We will not bill premium payments for less than $250 ($50 for electronic fund transfers).


    We may require evidence of insurability if payment of a premium will result in an immediate increase in the difference between the Death Benefit and the Accumulation Value.


    In order to help you obtain the insurance benefits you desire, we will state a Planned Periodic Premium and Premium Frequency in the Policy. This premium will generally be based on your insurance needs and financial abilities, the Specified Amount of the Policy and the Insured's age, sex and risk class. You are not required to pay Planned Periodic Premiums. If you do not pay a Planned Periodic Premium, your Policy will not lapse, so long as the Policy's Net Accumulation Value is sufficient to pay the Monthly Deduction. Payment of the Planned Periodic Premiums will not guarantee that your Policy will remain in force. (See "Grace Period")


>   MODIFIED ENDOWMENT CONTRACT

    The Policy will be allowed to become a Modified Endowment contract under the Internal Revenue Code only with your consent. Otherwise, if at any time the premiums paid under the Policy exceed the limit for avoiding modified endowment contract status, we will refund the excess premium to you with interest within 60 days after the end of the Policy Year in which the premium was received. If, for any reason, we do not refund the excess premium within that 60-day period, we will hold the excess premium in a separate deposit fund and credit it with interest until refunded to you. The interest rate used on any refund, or credited to the separate deposit fund created by this provision, will be the excess premium's pro rata rate of return on the contract until the date we notify you that the excess premium and the earnings on such excess premium have been removed from the Policy. After the date of such notice, the interest rate paid on the separate deposit fund will be such rate as we may declare from time to time on advance premium deposit funds. We may also notify you of other options available to you to keep the Policy in compliance.

>   COMPLIANCE WITH THE INTERNAL REVENUE CODE

    The Policy is intended to qualify as life insurance under the Internal Revenue Code. The Death Benefit provided by the Policy is intended to qualify for the federal income tax exclusion. If at any time the premium paid under the Policy exceeds the amount allowable for such qualification, we will refund the excess premium to you with interest within 60 days after the end of the Policy Year in which it was received. If, for any reason, we do not refund the excess premium within the 60-day period, such amount will be held in a separate deposit fund and will be credited with interest until refunded to you. The interest rate used on any refund, or credited to the separate deposit fund created by this provision, will be the excess premium's pro rata rate of return on the contract until the date we notify you that the excess premium and the earnings on such excess premium have been removed from the Policy. After the date of such notice, the interest rate paid on the separate deposit fund will be such rate as we may declare from time to time on advance premium deposit funds.

    We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the policy to fail to qualify as life insurance under the Code.

    Backdating

    Under limited circumstances, we may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed but no earlier than six months prior to state approval of the Policy. Backdating may be desirable so that you can purchase a particular Policy Specified Amount for lower Cost of Insurance Rate based on a younger insurance age. For a backdated Policy, we will assess policy fees and charges from the Policy Date. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account.

    Allocation of Premiums


    We will allocate premium payments, net of the premium tax charge, Federal DAC tax charge and Premium Load, plus interest earned prior to the Allocation Date, among the General Account and the divisions of the Separate Account in accordance with your directions to us. The minimum percentage of any net premium payment allocated to any division or the General Account is 5% and allocation percentages must be in whole numbers only. Your initial premium (including any interest) will be allocated, as you instructed, on the Allocation Date. Your subsequent premiums will be allocated as of the date they are received in our Service Office. Prior to the Allocation Date, the initial net premium, and any other premiums received, will be allocated to the General Account. (See "Right of Policy Examination")


    You may change your premium allocation instructions at any time. Your request may be written or by telephone, so long as the proper telephone authorization is on file with us. Allocations must be changed in whole percentages. The change will be effective as of the date of the next premium payment after you notify us. We will send you confirmation of the change. (See "Transfers and Allocations to Funding Options")


    You will be advised at least annually as to the number of Units which remain credited to the Policy, the current Unit Values, the Separate Account Value, the General Account Value, and the Accumulation Value.


>   DEATH BENEFIT OPTIONS

    At the time of purchase, you must choose between the available Death Benefit Options. The amount payable upon the Death of the Insured depends upon which Death Benefit Option you choose.

    Option 1: The Death Benefit will be the greater of the current Specified Amount or the Accumulation Value on the Death of the Insured multiplied by the corridor percentage, as described below.

    Option 2: The Death Benefit equals the greater of the current Specified Amount plus the Accumulation Value on the Death of the Insured or the Accumulation Value on the date of death multiplied by the corridor percentage, as described below.

    Option 3: The Death Benefit equals the current specified amount plus the total premiums paid less any withdrawals to the date of death. If the total of the withdrawals exceeds the premiums paid then the Death Benefit will be less than the Specified Amount.

    The corridor percentage is used to determine a minimum ratio of Death Benefit to Accumulation Value. This is required to qualify the Policy as life insurance under the federal tax laws.

    Death Benefit Qualification Test


    You will also choose between the two Death Benefit qualification tests, the cash value accumulation test and the guideline premium test. Once you have made your choice, the Death Benefit qualification test cannot be changed.


    The guideline premium test limits the amount of premium payable for an Insured of a particular age and sex. It also applies a prescribed corridor percentage to determine a minimum ratio of Death Benefit to Accumulation Value.


    Following are the Corridor Percentages under the Guideline Premium Test:

                              Corridor Percentages

                       (Attained Age of the Insured at the
                         Beginning of the Contract Year)




      Age      %      Age       %      Age       %       Age       %
    ------  ------   -----   ------   -----   ------   -------   -----
    0-40    250%      50     185%      60     130%       70      115%
     41     243       51     178       61     128        71      113
     42     236       52     171       62     126        72      111
     43     229       53     164       63     124        73      109
     44     222       54     157       64     122        74      107
     45     215       55     150       65     120       75-90    105
     46     209       56     146       66     119        91      104
     47     203       57     142       67     118        92      103
     48     197       58     138       68     117        93      102
     49     191       59     134       69     116       94+      101


    The cash value accumulation test requires that the Death Benefit be sufficient to prevent the Accumulation Value, as defined in Section 7702 of the Code, from ever exceeding the net single premium required to fund the future benefits under the Policy. If the Accumulation Value is ever greater than the net single premium at the Insured's age and sex for the proposed Death Benefit, the Death Benefit will be automatically increased by multiplying the Accumulation Value by a corridor percentage that is defined as $1000 divided by the net single premium.

    The tests differ as follows:

    (1) the guideline premium test limits the amount of premium that you can pay into your Policy; the cash value accumulation test does not.

    (2) the factors that determine the minimum Death Benefit relative to the Policy's Accumulation Value are different. Required increases in the minimum Death Benefit due to growth in Accumulation Value will generally be greater under the cash value accumulation test.

    (3) If you wish to pay premiums in excess of the guideline premium test limitation, you should elect the cash value accumulation test. If you do not wish to pay premiums in excess of the guideline premium test limitations, you should consider the guideline premium test.

    You should consult with a qualified tax adviser before choosing the Death Benefit Qualification Test.



    The following example demonstrates the Death Benefits under Options 1, 2 and 3 for the cash value accumulation test and the guideline premium test. The example shows an Ensemble Exec Policy issued to a male, non-smoker, Age 45, at the time of calculation of the Death Benefit. The Policy is in its 10th Policy Year and there is no outstanding Policy Debt.



                                              Cash Value      Guideline
                                             Accumulation      Premium
                                                 Test           Test
                                            --------------   ----------
    Specified Amount ....................    100,000          100,000
    Accumulation Value ..................     52,500           52,500
    Corridor Percentage .................        294%             215%
    Total Premiums less Withdrawals.....      15,000           15,000
    Death Benefit Option 1 ..............    154,088          112,875
    Death Benefit Option 2 ..............    154,088          152,500
    Death Benefit Option 3 ..............    154,088          115,000

    Under any of the Death Benefit Options, the Death Benefit will be reduced by a Withdrawal. (See "Withdrawals") The Death Benefit payable under any of the Options will also be reduced by the amount necessary to repay the Policy Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.

    The Death Benefit will be set at 101% of the Cash Value on the Policy Anniversary Date nearest the Insured's Attained Age 100.

    After we issue the Policy, you may, subject to certain restrictions, change the Death Benefit selection by sending us a request in writing. If you change the Death Benefit Option from Option 2 to Option 1, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit option from Option 1 to Option 2, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit Option from Option 3 to Option 2, the Specified Amount will be increased by the Premiums paid to the date of the change less any withdrawals and then will be decreased by the Accumulation Value in the date of the change. If you change the Death Benefit from Option 3 to Option 1, the Specified Amount will be increased by the Premiums paid less any withdrawals, to the date of the change. You may not change from Options 1 or 2 to Option 3. If a change would result in an immediate change in the Death Benefit, such change will be subject to evidence of insurability.

>   TRANSFERS AND ALLOCATIONS TO FUNDING OPTIONS


    You may transfer all or part of the Accumulation Value to any other Division or to the General Account at any time. Funds may be transferred between the Divisions or from the Divisions to the General Account. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, we will impose a transfer charge of $50, which we will deduct on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred, unless you specify otherwise. We will not impose a Transfer Charge on the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a Transfer Charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up to 20 transfers per Policy Year. Transfers of any Net Premium payments received prior to the Allocation Date from the General Account to the Divisions on the Allocation Date, loan repayments, transfers in connection with Dollar Cost Averaging and transfers in connection with Portfolio Rebalancing will not count against the 20 transfers. We reserve the right to modify transfer privileges and charges.


    You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.

    Except for transfers in connection with Dollar Cost Averaging, Automatic Portfolio Rebalancing and loan repayments, we allow transfers out of the General Account to the Divisions only once in every 180 days and limit their amount to the lesser of (a) 25% of the Accumulation Value in the General Account not being held as loan collateral, or (b) $100,000. Any other transfer rules, including minimum transfer amounts, also apply. We reserve the right to modify these restrictions.

    We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. A transfer from the General Account to the Divisions of the Separate Account will be subject to the transfer charge unless it is one of the first 12 transfers in a Policy Year and except for the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account and loan repayments.


    We reserve the right to refuse or restrict transfers made by third-party agents on behalf of Policyowner or pursuant to market timing services when we determine that such transfers will be detrimental to the Portfolios, Policyowner the Separate Account or you.


>   TELEPHONE TRANSFERS, LOANS AND REALLOCATIONS

    You, your authorized representative, or a member of his/her administrative staff may request a transfer of Accumulation Value or reallocation of premiums (including allocation changes relating to existing Dollar Cost Averaging and Automatic Portfolio Rebalancing programs) either in writing or by telephone. In order to make telephone transfers, you must complete a written telephone transfer authorization form and return it to us at our Home Office. All transfers must be in accordance with the terms of the Policy. If the transfer instructions are not in good order, we will not execute the transfer and you will be notified.

    We may also permit loans to be made by telephone, provided that your authorization form is on file with us. Only you may request loans by telephone.


    We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that telephone instructions are genuine. Any telephone instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

>   AUTOMATED TRANSFERS (DOLLAR COST AVERAGING AND PORTFOLIO REBALANCING)


    Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals generally results in acquiring more of the item when prices are low and less of it when prices are high.


    You may establish automated transfers of a specific dollar amount (the "Periodic Transfer Amount") on a monthly, quarterly or semi-annual basis from the Money Market Division or the General Account to any other Portfolio or to the General Account. You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll in the Dollar Cost Averaging program. The minimum Periodic Transfer Amount is $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified Division. There is no additional charge for the program. You may start or stop participation in the Dollar Cost Averaging program at any time, but you must give us at least 30 days' notice to change any automated transfer instructions that are currently in place. We reserve the right to suspend or modify automated transfer privileges at any time.

    You may elect an Automatic Portfolio Rebalancing feature which provides a method for reestablishing fixed proportions between various types of investments on a systematic basis. Under this feature, we will automatically readjust the allocation between the Divisions and the General Account to the desired allocation, subject to a minimum of 5% per Division or General Account, on a quarterly, semi-annual or annual basis. There is no additional charge for the program.

    You may not elect Dollar Cost Averaging and Automatic Portfolio Rebalancing at the same time. We will make transfers and adjustments pursuant to these features on the Policy's Monthly Anniversary Date in the month when the transaction is to take place, or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or weekend. We must have an authorization form on file before either feature may begin. Transfers under these features are not subject to the transfer fee and do not count toward the 12 free transfers or the 20 transfer maximum currently allowed per year.


    Before participating in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs, you should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Automatic Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulation Value allocated to the better performing segments. Therefore, you should carefully consider market conditions and each Portfolio's investment policies and related risks before electing to participate in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs.


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>   ACCUMULATION VALUE

    The Accumulation Value of Your Policy is determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. We calculate Your Policy's Accumulation Value in the Divisions by units and unit values under the Policies. Your Policy's Accumulation Value will reflect the investment experience of the Divisions investing in the Portfolios, any additional net premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. We do not guarantee Accumulation Values in the Separate Account as to dollar amount.

    On the Allocation Date, the Accumulation Value in the Separate Account (the "Separate Account Value") equals the initial premium payments, less the premium load and the State Premium Tax and Federal DAC Tax Charges, plus interest earned prior to the Allocation Date, and less the Monthly Deduction for the first policy month. We will establish the initial number of units credited to the Separate Account for Your Policy on the Allocation Date. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is

    (i) the Accumulation Value in the Division on the preceding Valuation Date multiplied by the net investment factor, described below, for the current Valuation Period, plus

    (ii) any Net Premium we receive during the current Valuation Period which is allocated to the Division, plus

    (iii) all Accumulation Value transferred to the Division from another Division or the General Account during the current Valuation Period, minus

    (iv) the Accumulation Value transferred from the Division to another Division or the General Account and Accumulation Value transferred to secure a Policy Debt during the current Valuation Period, minus

    (v) all withdrawals from the Division during the current Valuation Period.

    Whenever a Valuation Period includes the Monthly Anniversary Date, the Separate Account Value at the end of such period is reduced by the portion of the monthly deduction and increased by any Accumulation Value Adjustment allocated to the Divisions.

    We will calculate a guaranteed monthly Accumulation Value Adjustment at the beginning of the second Policy Year and every Policy Year thereafter. The adjustment will be allocated among the General Account and the Divisions in the same proportion as premium payments. The adjustment is calculated as (i) multiplied by the total of (ii) plus (iii) minus (iv), but not less than zero, where:

    (i) is the lesser of .0333% and the excess of the monthly mortality and expense risk charge currently assessed over .01666% in Policy Years 2 through 25 and the lesser of .02083% and the excess of the monthly mortality and expense risk charge currently assessed over .008333% in Policy Years 26 and thereafter;

    (ii) is the amount allocated to the Divisions at the beginning of the Policy Year;

    (iii) is the Type B loan balance at the beginning of the Policy Year; and

    (iv) is the Guideline Single Premium at issue under Section 7702 of the Code, adjusted for any increases in Specified Amount.

    See "Policy Loans" for a description of Type B loans.

>   UNIT VALUES

    We credit Units to you upon allocation of Net Premiums to a Division. Each Net Premium payment you allocate to a Division will increase the number of units in that Division. We credit both full and fractional units. We determine the number of units and fractional units by dividing the Net Premium payment by the unit value of the Division to which you have allocated the payment. We determine each Division's unit value on each Valuation Date. The number of units credited to your Policy will not change because of subsequent changes in unit value. The number is increased by subsequent contributions or transfers allocated to a Division, and decreased by charges and withdrawals from that Division. The dollar value of each Division's units will vary depending on the investment performance of the corresponding Portfolio, as well as any expenses charged directly to the Separate Account.

    The initial Unit Value of each Division's units was $10.00. Thereafter, the Unit Value of a Division on any Valuation Date is calculated by multiplying the Division's Unit Value on the previous Valuation Date by the Net Investment Factor for the Valuation Period then ended.

>   NET INVESTMENT FACTOR

    The Net Investment Factor measures each Division's investment experience and is used to determine changes in Unit Value from one Valuation Period to the next. We calculate the Net Investment Factor by dividing (1) by (2) and subtracting (3) from the result, where:

    (1) is the sum of:

        (a) the Net Asset Value of a Fund share held in the Separate Account for that Division determined at the end of the current Valuation Period; plus

        (b) the per share amount of any dividend or capital gain distributions made for shares held in the Separate Account for that Division if the ex-dividend date occurs during the Valuation Period;

    (2) is the Net Asset Value of a Fund share held in the Separate Account for that Division determined as of the end of the preceding Valuation Period; and

    (3) is the daily charge representing the Mortality & Expense Risk Charge. This charge is equal, on an annual basis, to a percentage of the average daily Net Asset Value of Fund shares held in the Separate Account for that Division.

    Because the Net Investment Factor may be greater than, less than or equal to 1, values in a Division may increase or decrease from Valuation Period to Valuation Period.


>   GENERAL ACCOUNT VALUE


    The General Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account, plus interest credited to those amounts. Amounts allocated to the General Account, and interest thereon, are guaranteed; however there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.



>   SURRENDER VALUE

    The Surrender Value of the Policy is the amount you can receive in cash by surrendering the Policy. The Surrender Value will equal (a) the Net Accumulation Value on the date of surrender; plus (b) a Refund of Sales Charges if the surrender takes place in the first two Policy Years.


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>   SURRENDERS

    By Written Request, you may surrender the Policy for its Surrender Value at any time while the Insured is alive. All insurance coverage under the Policy will end on the date of the Surrender. All or part of the Surrender Value may be applied to one or more of the Settlement Options described in this Prospectus or in any manner to which we agree and that we make available. (See Right to Defer Payment, Policy Settlement and Payment of Benefits)

>   WITHDRAWALS


    By Written Request, you may, at any time after the expiration of the Free Look Period, make withdrawals from the Policy. A charge equal to the lesser of $50 or 2% of the Withdrawal will be deducted from the amount of the Accumulation Value which you withdraw.

    The minimum amount of any withdrawal after the charge is applied is $500. The amount you withdraw cannot exceed the Net Accumulation Value.

    Withdrawals will generally affect the Policy's Accumulation Value and the life insurance proceeds payable under the Policy as follows.

    o The Policy's Accumulation Value will be reduced by the amount of the withdrawal plus the $50 charge;

    o The Death Benefit will be reduced by an amount equal to the reduction in Accumulation Value.


    If the Death Benefit Option for the Policy is Option 1, a withdrawal will reduce the Specified Amount. However, we will not allow a withdrawal if the Specified Amount will be reduced below $25,000.



    If the Death Benefit Option for the Policy is Option 2, a withdrawal will reduce the Accumulation Value, usually resulting in a dollar-for-dollar reduction in the Death Benefit.

    If the Death Benefit Option for the Policy is Option 3, a Withdrawal will result in a dollar-for-dollar reduction in the Death Benefit.

    You may allocate a withdrawal among the Divisions and the General Account. If you do not make such an allocation, we will allocate the withdrawal among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account Value, less any Policy Debt, bears to the total Accumulation Value of the Policy, less any Policy Debt. (See Right to Defer Payment, Policy Changes and Payment of Benefits)

>   GRACE PERIOD


    Generally, on any Monthly Anniversary Date, if your Policy's Net Accumulation Value is insufficient to satisfy the Monthly Deduction, we will allow you 61 days of grace for payment of an amount sufficient to continue coverage. We call this "lapse pending status".

    Written notice will be mailed to your last known address, according to our records, not less than 61 days before termination of the Policy. This notice will also be mailed to the last known address of any assignee of record.

    The Policy will stay in force during the Grace Period. If the Insured dies during the Grace Period, we will reduce the Death Benefit by the amount of any Monthly Deduction due and the amount of any outstanding Policy Debt.

    If payment is not made within 61 days after the Monthly Anniversary Day, the Policy will terminate without value at the end of the Grace Period.

>   REINSTATEMENT OF A LAPSED OR TERMINATED POLICY

    If the Policy terminates as provided in its Grace Period provision, you may reinstate it. To reinstate the Policy, the following conditions must be met:

    o   The Policy has not been fully surrendered.

    o You must apply for reinstatement within 5 years after the date of termination and before the Insured's Attained Age 100.

    o   We must receive evidence of insurability satisfactory to us.

    o We must receive a premium payment sufficient to keep the Policy in force for the current month plus two additional months.

    o If a loan was outstanding at the time of lapse, we will require that either you repay or reinstate the loan.

    o Supplemental Benefits will be reinstated only with our consent. (See Grace Period and Premium Payments)


>   COVERAGE BEYOND INSURED'S ATTAINED AGE 100

    At the Insured's Attained Age 100, we will make several changes to your Policy. At that point and thereafter, the Specified Amount will equal the current Accumulation Value. The Death Benefit will be set to Option 1 and will equal 101% of the Specified Amount less Policy Debt. We will no longer deduct any Cost of Insurance charges or monthly Administrative Charges, the Monthly Accumulation Value Adjustment will cease and no new premiums will be accepted.

>   RIGHT TO DEFER PAYMENT

    Payments of any Separate Account Value will be made within 7 days after our receipt of your Written Request. However, we reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. For payment from the Separate Account in such instances, we may defer payment of Full Surrender and Withdrawal Values, any Death Benefit in excess of the current Specified Amount, transfers and any portion of the Loan Value.

    Payment of any General Account Value may be deferred for up to six months, except when used to pay amounts due us.

>   POLICY LOANS


    We will grant loans at any time after the expiration of the Right of Policy Examination. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value for this Policy is 100% of Net Accumulation Value at the end of the Valuation Period during which the loan request is received.


    We will usually disburse loan proceeds within seven days from the Date of Receipt of a loan request, although we reserve the right to postpone payments under certain circumstances. See "OTHER MATTERS--Postponement of Payments". We may, in our sole discretion, allow you to make loans by telephone if you have filed a proper telephone authorization form with us. So long as your Policy is in force and the Insured is living, you may repay your loan in whole or in part at any time without penalty.

    Accumulation Value equal to the loan amount will be maintained in the General Account to secure the loan. You may allocate a policy loan among the Divisions of the Separate Account and the existing General Account value that is not already allocated to secure a Policy Loan, and we will transfer Separate Account Value as you have indicated. If you do not make this allocation, the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan. We will make a similar allocation for unpaid loan interest due. A policy loan removes Accumulation Value from the investment experience of the Separate Account, which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. General Account Value equal to Policy Debt will accrue interest daily at an annual rate of 4%.

    We will charge interest on any outstanding Policy Debt with the interest compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of the Accumulation Value held in the General Account to secure loans, which is an effective annual rate of 4%. The amount available at any time for a Type A loan is the maximum loan amount, less the Guideline Single Premium at issue, adjusted on a pro rata basis for increases in Specified Amount, as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans. A Type B loan is charged an effective annual interest rate of 5%. One loan request can result in both a Type A and a Type B loan. A loan request will first be granted as a Type A loan, to the extent available, and then as a Type B loan. All loans become Type A loans at attained age 100. Otherwise, once a loan is granted, it remains a Type A or Type B loan until it is repaid. Interest is due and payable at the end of each Policy Year and any unpaid interest due becomes loan principal.


    If Policy Debt exceeds Accumulation Value, we will notify you and any assignee of record. You must make a payment within 61 days from the date Policy Debt exceeds Accumulation Value or the Policy will lapse and terminate without value (See "Grace Period"). If this happens, you may be taxed on the total appreciation under the Policy. However, you may reinstate the Policy, subject to proof of insurability and payment of a reinstatement premium. See "Reinstatement of a Lapsed Policy".


    You may repay the Policy Debt, in whole or in part, at any time during the Insured's life, so long as the Policy is in force. The amount necessary to repay all Policy Debt in full will include any accrued interest. If there is any Policy Debt, we will apply payments received from you as follows: we will apply payments as premium in the amount of the Planned Periodic Premium, received at the Premium Frequency, unless you specifically designate the payment as a loan repayment. We will apply payments in excess of the Planned Periodic Premium or payments received other than at the Premium Frequency, first as policy loan repayments, then as premium when you have repaid the Policy Debt.

    If you have both a Type A and a Type B loan, we will apply repayments first to the Type B loan and then to the Type A loan. Upon repayment of all or part of the Policy Debt, we will transfer the Policy's Accumulation Value securing the repaid portion of the debt in the General Account to the Divisions and the General Account in the same proportion in which the loan was taken.


    An outstanding loan amount will decrease the Surrender Value available under the Policy. If a loan is not repaid, the decrease in the Surrender Value could cause the Policy to lapse. In addition, the Death Benefit will be decreased because of an outstanding Policy Loan. Furthermore, even if you repay the loan, the amount of the Death Benefit and the Policy's Surrender Value may be permanently affected since the Loan Value is not credited with the investment experience of the Funds.


>   POLICY CHANGES

    You may make changes to your Policy, as described below, by submitting a Written Request to our Home Office. Supplemental Policy Specification pages and/or a notice confirming the change will be sent to you once the change is completed.

    Increase or Decrease in Specified Amount

    You may increase the Specified Amount of this Policy after the 1st Policy Year, so long as you are under attained age 86 and you send us a written request and the Policy to Our home office. However:



    o Any increase must be at least $5,000 for a simplified or guaranteed issue


    o   Any decrease must be at least $25,000


    o   Any increase or decrease will affect your cost of insurance charge

    o Any increase or decrease may affect the monthly Accumulation Value Adjustment


    o   We may require evidence of insurability for an increase

    o Any increase will affect the amount available for a Type A loan, but a decrease will not have any such effect

    o Any increase will be effective on the Monthly Anniversary Date after the Date of Receipt of the request

    o We will assess a charge against the Accumulation Value on the Monthly Anniversary Date that an increase takes effect. This charge is an amount per $1000 of increase in Specified Amount, which varies by sex, attained age, and rating class of the Insured at the time of the increase


    o Any increase will result in a new Acquisition Charge for the 120 months following the increase;


    o Any decrease may result in federal tax implications (See "Federal Tax Matters")


    o   No decrease may decrease the Specified Amount below $25,000.


    o Any decrease will first apply to coverage provided by the most recent increase, then to the next most recent, and so on, and finally to the coverage under the original application

    o We will allow increases in Specified Amount at any time, so long as the Policy is issued as a 1035 exchange and the increase is needed to avoid the Policy becoming a modified endowment contract because of additional 1035 exchange money we receive after the policy is issued

    Change in Death Benefit Option

    Any change in the Death Benefit Option is subject to the following conditions:


    o The change will take effect on the Monthly Anniversary Date on or next following the date on which your Written Request is received.


    o Evidence of insurability may be required if the change would result in an increase in the difference between the Death Benefit and the Accumulation Value.

    o If you change from Option 1 to Option 2 the Specified Amount will be decreased by the Accumulation Value.

    o If you change from Option 2 to Option 1, the Specified Amount will be increased by the Accumulation Value.

    o If you change from Option 3 to Option 1, the Specified Amount will be increased by the total premiums paid less any withdrawals.

    o If you change from Option 3 to Option 2, the Specified Amount will be increased by the total premiums paid less any withdrawals, and decreased by the Accumulation Value.

    o Changes from Option 1 to 2 or from Option 3 to Option 1 or 2 will be allowed at any time while this Policy is in force, We will not require evidence of insurability for this change, so long as the Specified Amount is adjusted to make the difference between the Death Benefit and the Accumulation Value after the change in Death Benefit Option the same as it was before the change.

    If the change decreases the Specified Amount below the minimum of $25,000, we will increase the Specified Amount to $25,000.


    Changes from Option 2 to 1 will be allowed at any time while this Policy is in force. The new Specified Amount will be increased to equal the Specified Amount plus the Accumulation Value as of the date of the change. (See Surrender Charge and Right of Policy Examination) Changes to Option 3 are not allowed.


>   RIGHT OF POLICY EXAMINATION ("FREE LOOK PERIOD")

    The Policy has a free look period during which you may examine the Policy. If for any reason you are dissatisfied, you may return the Policy to us at our Service Office or to our representative within 10 days of delivery of the Policy to you (or within a different period if required by State law). Return the Policy to Jefferson Pilot Financial Insurance Company at One Granite Place, Concord, New Hampshire 03301. Upon its return, the Policy will be deemed void from its beginning. We will return to you within seven days all payments we received on the Policy. Prior to the Allocation Date, we will hold the initial Net Premium, and any other premiums we receive, in our General Account. We will retain any interest earned if the Free Look right is exercised, unless otherwise required by State law.

>   SUPPLEMENTAL BENEFITS

    The supplemental benefits currently available as riders to the Policy include the following:




    o Death Benefit Maintenance Rider--provides a death benefit beyond the Insured's age 100, subject to the terms of the rider.




    o Guaranteed Death Benefit Rider--guarantees that the Policy will stay in force during the guarantee period with a Death Benefit equal to the Specified Amount, subject to the terms of the rider.




    o Supplemental Coverage Rider--provides additional coverage to the Policy, subject to the terms of the rider.



    These riders may not be available in all states.



    Other riders for supplemental benefits may become available under the Policy from time to time. The charges for each of these riders are described in Your Policy.

    death benefit
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    The Death Benefit under the Policy will be paid in a lump sum unless you or the beneficiary have elected that they be paid under one or more of the available Settlement Options.

    Payment of the Death Benefit may be delayed if the Policy is being contested. You may elect a Settlement Option for the beneficiary and deem it irrevocable. You may revoke or change a prior election. The beneficiary may make or change an election within 90 days of the Death of the Insured, unless you have made an irrevocable election.

    All or part of the Death Benefit may be applied under one of the Settlement Options, or such options as we may choose to make available in the future.

    If the Policy is assigned as collateral security, we will pay any amount due the assignee in a lump sum. Any excess Death Benefit due will be paid as elected.

    (See "Right to Defer Payment" and "Policy Settlement")

    policy settlement
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    We will pay proceeds in whole or in part in the form of a lump sum or the Settlement Options available under the Policy upon the death of the Insured or upon Surrender.



    A Written Request may be made to elect, change or revoke a Settlement Option before payments begin under any Settlement Option. This request will take effect upon its filing at our Service Office. If you have not elected a Settlement Option when the

    Death Benefit becomes payable to the beneficiary, that beneficiary may make the election.


>   SETTLEMENT OPTIONS

    The following Settlement Options are available under the Policy:

    Option A--Installments of a specified amount. Payments of an agreed amount to be made monthly until the proceeds and interest are exhausted.

    Option B--Installments for a specified period. Payments to be made monthly for an agreed number of years.

    Option C--Life Income. Payments to be made each month for the lifetime of the payee. We guarantee that payments will be made for a minimum of 10, 15 or 20 years, as agreed upon.

    Option D--Interest. We will pay interest on the proceeds we hold, calculated at the compound rate of 3% per year. We will make interest payments at 12, 6, 3 or 1 month intervals.

    Option E--Interest: Retained Asset Account (Performance Plus Account). We will pay interest on the proceeds we hold, based on the floating 13-week U.S. Treasury Bill rate fixed quarterly. The payee can write checks against such account at any time and in any amount up to the total in the account. The checks must be for a minimum of $250.

    The interest rate for Options A, B and D will not be less than 3% per year. The interest rate for Option C will not be less than 2.5% per year. The interest rate for Option E will not be less than 2% per year.

    Unless otherwise stated in the election of any option, the payee of the policy benefits shall have the right to receive the withdrawal value under that option. For Options A, D and E, the withdrawal value shall be any unpaid balance of proceeds plus accrued interest. For Option B, the withdrawal value shall be the commuted value of the remaining payments. We will calculate this withdrawal value on the same basis as the original payments. For Option C, the withdrawal value will be the commuted value of any remaining guaranteed payments. If the payee is alive at the end of the guarantee period, we will resume the payment on that date. The payment will then continue for the lifetime of the payee.

    If the payee of policy benefits dies before the proceeds are exhausted or the prescribed payments made, a final payment will be made in one sum to the estate of the last surviving payee. The amount to be paid will be calculated as described for the applicable option in the Withdrawal Value provision of the Policy.

    At least $25,000 of Policy proceeds must be applied to each settlement option chosen. We reserve the right to change payment intervals to increase payments to $250 each.

    Calculation of Settlement Option Values

    The value of the Settlement Options will be calculated as set forth in the Policy.

    the company
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    Jefferson Pilot Financial Insurance Company ("JP Financial" or "the Company") is a stock life insurance company chartered in 1903 in Tennessee, redomesticated to New Hampshire in 1991 and redomesticated to Nebraska effective June 12, 2000. Prior to May 1, 1998, JP Financial was known as Chubb Life Insurance Company of America. In April 30, 1997, Chubb Life, formerly a wholly-owned subsidiary of The Chubb Corporation, became a wholly-owned subsidiary of Jefferson-Pilot Corporation, a North Carolina corporation. The principal offices of Jefferson-Pilot Corporation are located at 100 North Greene Street, Greensboro, North Carolina 27401; its telephone number is 336-691-3000. Chubb Life changed its name to Jefferson Pilot Financial Insurance Company effective May 1, 1998. JP Financial's service center is located at One Granite Place, Concord, New Hampshire 03301; its telephone number is 800-258-3648.


    We are licensed to do life insurance business in forty-nine states of the United States, the District of Columbia, Puerto Rico, the U.S. Virgin Islands, Guam and the Commonwealth of the Northern Mariana Islands.

    At December 31, 1999 the Company and its subsidiaries had total assets of approximately $6.2 billion and had $68 billion of insurance in force, while total assets of Jefferson-Pilot Corporation and its subsidiaries (including the Company) were approximately $26.4 billion.


    We write individual life insurance and annuities. It is subject to Nebraska law governing insurance.

    Effective August 1, 2000, Alexander Hamilton Life and Guarantee Life Insurance Company ("GLIC") merged with and into the Company, with the Company as the surviving entity. Both Alexander Hamilton Life and GLIC were affiliates of the Company. Alexander Hamilton Life was a stock life company initially organized under the laws of the State of North Carolina in 1981, and reincorporated in the State of Michigan in September 1995. GLIC was a stock life insurance company incorporated under the laws of the state of Nebraska. GLIC originally was organized in 1901 as a mutual assessment association and, after a period as a mutual life insurance company, became a stock life insurance company on December 26, 1995.

    Upon the merger, the existence of Alexander Hamilton Life and GLIC ceased, and the Company became the surviving company. GLIC did not have any separate accounts or insurance contracts registered with the SEC. All of the Contracts issued by Alexander Hamilton Life before the merger were, at the time of the merger, assumed by the Company. The merger did not affect any provisions of, or rights or obligations under, those Contracts.

    In approving the merger on July 14, 2000, the boards of directors of the Company, Alexander Hamilton Life, and GLIC determined that the merger of three financially strong stock life insurance companies would result in an overall enhanced capital position and reduced expenses, which, together, would be in the long-term interests of their respective contract owners. On July 14, 2000, the 100% stockholders of the Company, Alexander Hamilton Life and GLIC voted to approve the merger. In addition, the Nebraska Department of Insurance has approved the merger.


    We are currently rated AAA (Superior) by Duff & Phelps, AAA (Superior) by Standard & Poor's Corporation and A+ (Superior) by A.M. Best and Company. These ratings do not apply to JPF Separate Account A, but reflect the opinion of the rating companies as to our relative financial strength and ability to meet its contractual obligations to its policyowners.

    directors and officers
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                           MANAGEMENT OF JP FINANCIAL
                Executive Officers and Directors of JP Financial

                                    Directors

                                   Principal Occupation and
    Name                           Business Address
    -------------------------------------------------------------------------------------------
    Robert D. Bates .............. Executive Director
                                   8801 Indian Hills Drive
                                   Omaha, Nebraska 68114
    Dennis R. Glass .............. Executive Vice President
                                   (also serves as Executive Vice President, Chief Financial
                                   Officer of Jefferson-Pilot Corporation and Jefferson-Pilot
                                   Life Insurance Company)
                                   100 North Greene Street
                                   Greensboro, North Carolina 27401
    Kenneth C. Mlekush ........... President
                                   (also serves as Executive Vice President of Jefferson-Pilot
                                   Life Insurance Company)
                                   100 North Greene Street
                                   Greensboro, North Carolina 27401
    David A. Stonecipher ......... Chairman and Chief Executive Officer
                                   (also serves as President and Chief Executive Officer of
                                   Jefferson-Pilot Life Insurance Company)
                                   100 North Greene Street
                                   Greensboro, North Carolina 27401


                        Executive Officers (Other Than Directors)



    Name                               Position
    ----                               --------
    Charles C. Cornelio .............. Executive Vice President
    Leslie L. Durland ................ Executive Vice President
    John D. Hopkins .................. Executive Vice President, General Counsel
    John C. Ingram ................... Executive Vice President
    Reggie D. Adamson ................ Senior Vice President
    Ronald R. Angarella .............. Senior Vice President
    Charles P. Elam II ............... Senior Vice President, Annuity Actuary
    Bruce G. Parker, Jr. ............. Senior Vice President
    Hal B. Phillips, Jr. ............. Senior Vice President, Chief Life Actuary
    Hoyt J. Phillips ................. Senior Vice President
    Richard T. Stange ................ Senior Vice President, Deputy General Counsel
    James R. Abernathy ............... Vice President
    David K. Booth ................... Vice President
    H. Lusby Brown ................... Vice President
    Margaret O. Cain ................. Vice President
    John A. Cindia ................... Vice President
    Rebecca M. Clark ................. Vice President
    Richard C. Dielensnyder .......... Vice President

    Name                                   Position
    ----                                   --------
    Kenneth S. Dwyer ...................   Vice President
    Peter N. Ellinwood .................   Vice President
    Ronald H. Emery ....................   Vice President
    Randal J. Freitag ..................   Vice President
    Carol. A. Hardiman .................   Vice President
    James A. Hoffman, II ...............   Vice President and Associate General Counsel
    Donald M. Kane .....................   Vice President
    Patrick A. Lang ....................   Vice President
    Shari J. Lease .....................   Vice President
    James. E. MacDonald, Jr. ...........   Vice President
    Marvin L. Maynard ..................   Vice President
    Donna L. Metcalf ...................   Vice President
    W. Hardee Mills, Jr. ...............   Vice President
    Thomas E. Murphy, Jr. M.D. .........   Vice President and Medical Director
    Robert A. Reed .....................   Vice President, Secretary
    James M. Sandelli ..................   Vice President
    Russell C. Simpson .................   Vice President and Treasurer
    Francis A. Sutherland, Jr. .........   Vice President
    John A. Thomas .....................   Vice President
    John A. Weston .....................   Vice President
    Robert H. Whalen ...................   Vice President


    The officers and employees of JP Financial who have access to the assets of Separate Account A are covered by a fidelity bond issued by American International Group in the amount of $20,000,000.


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>   REPORTS TO POLICYOWNERS

    We will maintain all records relating to the Separate Account. At least once in each Policy Year, we will send you an Annual Summary containing the following information:


    1. A statement of the current Accumulation Value and Surrender Value since the prior report or since the Issue Date, if there has been no prior report;


    2. A statement of all premiums paid and all charges incurred;

    3. The balance of outstanding Policy Loans for the previous calendar year;

    4. Any reports required by the 1940 Act.

    We will promptly mail confirmation notices at the time of the following transactions:

    1. policy issue;

    2. receipt of premium payments;

    3. initial allocation among Divisions on the Allocation Date;

    4. transfers among Divisions;

    5. change of premium allocation;

    6. change between Death Benefit Options;

    7. increases or decreases in Specified Amount;

    8. withdrawals, surrenders or loans;

    9. receipt of loan repayments;

    10. reinstatements; and

    11. redemptions due to insufficient funds.

>   RIGHT TO INSTRUCT VOTING OF FUND SHARES

    In accordance with our view of present applicable law, we will vote the shares of the Funds held in the Separate Account in accordance with instructions received from Policyowners having a voting interest in the Funds. Policyowners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares you have a right to vote will be determined as of a record date established by the Fund. The number of votes that you are entitled to direct with respect to a Fund will be determined by dividing your Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. We will solicit your voting instructions by mail at least 14 days before any shareholders meeting.

    We will cast the votes at meetings of the shareholders of the Fund and our votes will be based on instructions received from Policyowners. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Fund in our right, we may elect to do so.

    We will vote Fund shares for which we do not receive timely instructions and Fund shares which are not otherwise attributable to Policyowners in the same proportion as the voting instruction which we receive for all Policies participating in each Fund through the Separate Account.

>   DISREGARD OF VOTING INSTRUCTIONS

    When required by state insurance regulatory authorities, we may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Fund or to approve or disapprove an investment advisory contract for a Fund. We may also disregard voting instructions initiated by a Policyowner in favor of changes in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes.

    We only disapprove a change if the proposed change is contrary to state law or prohibited by state regulatory authorities or if we determine that the change would have an adverse effect on the Separate Account if the proposed investment policy for a fund would result in overly speculative or unsound investments. In the event that we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

>   STATE REGULATION

    The Policy will be offered for sale in all jurisdictions where we are authorized to do business and where the Policy has been approved by the appropriate Insurance Department or regulatory authorities.

>   LEGAL MATTERS

    We know of no pending material legal proceedings pending to which either the Separate Account or the Company is a party or which would materially affect the Separate Account. The legal validity of the securities described in the prospectus has been passed on by our Counsel. The law firm of Jorden Burt Boros Cicchetti Berenson & Johnson, 1025 Thomas Jefferson Street, Suite 400, East Lobby, Washington, DC 20007-5201, serves as our Special Counsel with regard to the federal securities laws.

>   THE REGISTRATION STATEMENT

    We have filed a Registration Statement under the Securities Act of 1933 relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, certain portions of which have been omitted pursuant to SEC rules and regulations. You should refer to the instrument as filed to obtain any omitted information.



>   FINANCIAL STATEMENTS

    Our financial statements which are included in the Prospectus should be considered only as bearing on our ability to meet our obligations under the Policy. They should not be considered as bearing on the investment experience of the assets held in the Separate Account. Our most current audited financial statements are as of the end of the most recent fiscal year.


>   EMPLOYMENT BENEFIT PLANS

    Employers and employee organizations should consider, in connection with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of policy in connection with an employment-related insurance or benefit plan. The U.S. Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

>   DISTRIBUTION OF THE POLICY

    Jefferson Pilot Variable Corporation (JPVC), a North Carolina Corporation incorporated on January 13, 1970, will serve as principal underwriter of the securities offered under the Policy as defined by the federal securities laws. The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for us, are also registered representatives of broker-dealers who have entered into written sales agreements with JPVC. Any such broker-dealers will be registered with the SEC and will be members of the National Association of Securities Dealers, Inc. We may also offer and sell policies directly.


    We will pay commissions under various schedules and accordingly commissions will vary with the form of schedule selected. In any event, commissions to registered representatives are not expected to exceed the following: 35% of first year target premium and 10% of first year excess premium; 20% of second through fifth year target premium and 6% of excess premium; and 3% of sixth through tenth year premium for target and excess. Compensation arrangements vary among broker-dealers. Override payments, expense allowances and bonuses based on specific production levels may be paid. Alternative Commission Schedules will reflect differences in up-front commissions versus ongoing compensation. Except as previously described in this prospectus, no separate deductions from premiums are made to pay sales commissions or sales expenses.


>   INDEPENDENT AUDITORS

    Ernst & Young, LLP, 200 Clarendon Street, Boston, Massachusetts are the independent auditors for the Separate Account and Ernst & Young, LLP, 300 North Greene Street, Greensboro, North Carolina, are the independent auditors for the Company. The services provided to the Separate Account include primarily the audits of the Separate Account's financial statements.

    group or sponsored arrangements
    ----------------------------------------------------------------------------

    Policies may be purchased under group or sponsored arrangements. A group arrangement includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A sponsored arrangement includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

    We may modify the following types of charges for Policies issued in connection with group or sponsored arrangement: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer and charges for optional rider benefits. We may also issue Policies in connection with group or sponsored arrangements on a "non-medical" or guaranteed issue basis; actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.

    We may also modify or eliminate certain charges or underwriting requirements for Policies issued in connection with an exchange of another JP Financial policy or a policy of any JP Financial affiliate.

    The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements and the criteria for applying a reduction or modification will generally reflect the reduced sales and administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. Reductions and modifications will not be made where prohibited by law and will not be unfairly discriminatory.

    tax matters
    ----------------------------------------------------------------------------

>   GENERAL

    Following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on our understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service. These laws are complex and tax results may vary among individuals. Anyone contemplating the purchase of or the exercise of elections under the Policy should seek competent tax advice.

>   FEDERAL TAX STATUS OF THE COMPANY

    We are taxed as a life insurance company in accordance with the Internal Revenue Code of 1986 as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of our total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes.

    Both investment income and realized capital gains of the Separate Account are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. However, we reserve the right to make a deduction for such tax should it be imposed in the future.

>   LIFE INSURANCE QUALIFICATION

    The Policy contains provisions not found in traditional life insurance policies. However, we believe that it should qualify under the Code as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be excludable from the gross income of the Policy's Beneficiary.

    Section 7702 of the Code includes a definition of life insurance for tax purposes. The definition provides limitations on the relationship between the death benefit and the account value. If necessary, we will increase your death benefit to maintain compliance with Section 7702.

    The Policy is intended to qualify as life insurance under the Code. The Death Benefit provided by the Policy is intended to qualify for the federal income tax exclusion. If at any time the premium paid under the Policy exceeds the amount allowable for such qualification, we will refund the premium to you with interest within 60 days after the end of the Policy Year in which the premium was received. If, for any reason, we do not refund the excess premium within such 60-day period, the excess premium will be held in a separate deposit fund and credited with interest until refunded to you. The interest rate used on any refund, or credited to the separate deposit fund created by this provision will be the excess premiums. We may notify you of other options available to you to keep your policy in compliance. You may also choose to have the Policy become a modified endowment contract.

    A modified endowment contract is a life insurance policy which fails to meet a "seven-pay" test. In general, a policy will fail the seven-pay test if the cumulative amount of premiums paid under the policy at any time during the first seven policy years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical policy issued on the same insured and for the same initial death benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your policy will be treated as a modified endowment unless the cumulative premiums paid under your policy, at all times during the first seven policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

    Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the policy at the time of such change. A materially changed Policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in death benefit option, the selection of additional benefits, the restoration of a terminated policy and certain other changes.

    If the benefits under your Policy are reduced, for example, by requesting a decrease in Face Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the policy will become a modified endowment unless you request a refund of the excess premium, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment or a modified endowment which terminates and is restored, will also be considered a modified endowment.

    If a Policy is deemed to be a modified endowment contract, any distribution from the Policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income first) basis); distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent Accumulation Value under the Policy exceeds investment in the Policy.

    A 10% penalty tax will apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

    To the extent a Policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the policy year it becomes a modified endowment contract and in any year thereafter, will be taxable income to you. Also, any distributions within two years before a Policy becomes a modified endowment contract will also be income taxable to you to the extent that accumulation value exceeds investment in the Policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includible in income, all modified endowment contracts that fail the above-described tests which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract.


    If the Insured reaches age 100, the Death Benefit will be set at 101% of the Accumulation Value of the Policy. We believe the Policy will continue to qualify as life insurance under the Code, however, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Surrender Value in the year in which the Insured attains age 100 and would realize taxable income at that time, even if the Policy proceeds were not distributed at that time.


    The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the Treasury Department may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, you are advised to consult a tax adviser for more complete tax information, specifically regarding the applicability of the Code provisions to your situation.

    Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as your indebtedness. You are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

    Even if the Policy is not a modified endowment contract, a partial withdrawal together with a reduction in death benefits during the first 15 Policy Years may create taxable income for you. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 Policy Years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums you have paid that have not been previously withdrawn.

    If you make a partial withdrawal, surrender, loan or exchange of the Policy, we may be required to withhold federal income tax from the portion of the money you receive that is includible in your federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before we make the payment. In addition, if you fail to provide us with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies Us that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, you are liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If you elect not to have federal income tax withheld, or if the amount withheld is insufficient, then you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. We suggest that you consult with a tax adviser as to the tax implications of these matters.

    In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and a tax adviser should be consulted regarding any applicable ERISA requirements.

    The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

    Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary.

    Current Treasury regulations set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. We believe we presently are and intend to remain in compliance with the diversification requirements as set forth in the regulations. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to you, income earned on a Policy would be taxable to you in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

    The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a Policyowner's control of the investments of a segregated account may cause the Policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of Policyowner control as premium allocation, investment selection, transfer privileges and investment in a division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account A to be includible in the Policyowner's gross income in the year earned. However, we have reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. We believe that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.

    The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.

>   CHARGES FOR JP FINANCIAL INCOME TAXES

    We are presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and we will include flexible premium life insurance operations in our tax return in accordance with these rules.

    Currently no charge is made against the Separate Account for our federal income taxes, or provisions for such taxes, that may be attributable to the Separate Account. We may charge each Division for its portion of any income tax charged to us on the Division or its assets. Under present laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. However, if they increase, we may decide to make charges for such taxes or provisions for such taxes against the Separate Account. We would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment experience of such Division.

    miscellaneous policy provisions
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>   THE POLICY

    The Policy which you receive, the application you make when you purchase the Policy, any applications for any changes approved by us and any riders constitute the whole contract. Copies of all applications are attached to and made a part of the Policy.

    Application forms are completed by the applicants and forwarded to us for acceptance. Upon acceptance, the Policy is prepared, executed by our duly authorized officers and forwarded to you.

    We reserve the right to make a change in the Policy; however, we will not change any terms of the Policy beneficial to you.

>   PAYMENT OF BENEFITS


    All benefits are payable at our Service Office. We may require submission of the Policy before we grant Policy Loans, make changes or pay benefits.


>   SUICIDE AND INCONTESTABILITY

    Suicide Exclusion--In most states, if the Insured dies by suicide, while sane or insane, within 2 years from the Issue Date of this Policy, this Policy will end and we will refund premiums paid, without interest, less any Policy Debt and less any withdrawal. If the Insured commits suicide within 2 years of the effective date of any Increase in Specified Amount, our only liability with regard to the Increase will be for the sum of the Monthly Deductions for such Increase in Specified Amount.

    Incontestability--We will not contest or revoke the insurance coverage provided under the Policy after the Policy has been in force during the lifetime of the Insured for two years from the date of issue or reinstatement.

>   PROTECTION OF PROCEEDS

    To the extent provided by law, the proceeds of the Policy are not subject to claims by a Beneficiary's creditors or to any legal process against any Beneficiary.

>   NONPARTICIPATION

    The Policy is not entitled to share in our divisible surplus. No dividends are payable.

>   CHANGES IN OWNER AND BENEFICIARY; ASSIGNMENT


    Unless otherwise stated in the Policy, you may change the Policyowner and the Beneficiary, or both, at any time while the Policy is in force. A request for such change must be made in writing and sent to us at our Service Office. After we have agreed, in writing, to the change, it will take effect as of the date on which your Written Request was signed.

    The Policy may also be assigned. No assignment of Policy will be binding on us unless made in writing and sent to us at our Service Office. We will use reasonable procedures to confirm that the assignment is authentic. Otherwise, we are not responsible for the validity of any assignment. Your rights and the Beneficiary's interest will be subject to the rights of any assignee of record.



>   MISSTATEMENTS

    If the age or sex of the Insured has been misstated in an application, including a reinstatement application, we will adjust the benefits payable to reflect the correct age or sex.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]
    appendix a
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>   ILLUSTRATIONS OF ACCUMULATION VALUES, CASH VALUES AND DEATH BENEFITS


    Following are a series of tables that illustrate how the Accumulation Values, Surrender Values and Death Benefits of a policy change with the investment performance of the Portfolios. The tables show how the Accumulation Values, Surrender Values and Death Benefits of a Policy issued to an Insured of a given age and given premium would vary over time if the return on the assets held in each Portfolio were a constant gross annual rate of 0%, 6%, and 12%. The tables on pages A-3 through A-13 illustrate a Policy issued to a male, age 45, under a standard rate non-smoker underwriting risk classification. The Accumulation Values, Surrender Values and Death Benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years.

    The Surrender Value exceeds the Accumulation Value during the first two policy years due to the refund of Sales Charges feature.

    The second column shows the accumulation value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the Accumulation Values and the fourth and seventh columns illustrate the Surrender Values of the Policy over the designated period. The Accumulation Values shown in the third column and the Surrender Values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates as discounted, and that the mortality and expense risk charge and Premium Load are charged at current rates. The current cost of insurance rates are based on the sex, issue age, policy year, and rating class of the Insured, and the Specified Amount of the Policy. The Accumulation Values shown in the sixth column and the Surrender Values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table, and upon the maximum mortality and expense risk charges and premium load provided in the Policy, as described below. The current cost of insurance rates are different for Specified Amounts below $100,000 and above $100,000. The fifth and eighth columns illustrate the Death Benefit of a Policy over the designated period on a current and guaranteed basis, respectively. The illustrations of Death Benefits reflect the same assumptions as the Accumulation Values and Surrender Values. The Death Benefit values also vary between tables, depending upon whether Option I, Option II or Option III death benefits are illustrated.

    The amounts shown for the death benefit, Accumulation Values, and Surrender Values reflect the fact that the net investment return of the dividends of Separate Account A is lower than the gross return on the assets in the Portfolios, as a result of expenses paid by the Portfolios and charges levied against the divisions of Separate Account A.

    The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .71% of the aggregate arithmetic average daily net assets of the Portfolios, plus a charge of .15% of the aggregate arithmetic average daily net assets to cover expenses incurred by the Portfolios for the twelve months ended December 31, 1999. The .71% investment advisory fee is an average of the individual investment advisory fees of the twenty Portfolios. The .15% expense figure is an average of the annual expenses of the Jefferson Pilot Variable Fund Portfolios, the Templeton International Securities Fund, the Fidelity VIP and VIP II Portfolios, the Oppenheimer Portfolios and the MFS Portfolios. The investment advisor and Jefferson Pilot Variable Fund have entered into an expense reimbursement plan with the S&P 500 Index Portfolio whereby the advisor reimburses the fund at an annual rate of 0.28% of average daily net assets. The investment advisor to the Fidelity Variable Insurance Products Fund and the Fidelity Variable Insurance Products Fund II has also entered into similar expense reimbursement plans with the Equity-Income Portfolio (.01%), the Growth Portfolio (.01)% and the Contrafund Portfolio (.03%). Had these arrangements not been in place, the expense ratio would have been increased by .01% for a total of .16%.

    These expense reimbursement arrangements are expected to continue past the current year. Expenses for the Templeton International Securities Fund:
    Class 2, the Fidelity Equity Income, Growth, and Contrafund Portfolios, the MFS Research and Utilities Series, and the Oppenheimer Bond and Strategic Bond Portfolios were provided by the investment managers for these portfolios and JP Financial has not independently verified such information. The policy values also take into account a daily charge to each division of Separate Account A for assuming mortality and expense risks which is equivalent to a charge at an annual rate of 0.60% (0.85% guaranteed) of the average daily net assets of the divisions of Separate Account A in Policy Years 1 through 25 and 0.40% (0.60% guaranteed) thereafter.

    After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of -1.46%, 4.54% and 10.54%, respectively, on a current basis, and -1.71%, 4.29% and 10.29% on a guaranteed basis.

    The assumed annual premium used in calculating Accumulation Value, Cash Value, and Death Benefits is net of the 2.5% state premium tax charge, the 1.25% federal DAC tax charge and the Premium Load, which is 3% in Policy Years 1 through 10 only on a current basis and 3% in all years on a guaranteed basis. It also reflects deduction of the Monthly Deduction and addition of the Monthly Accumulation Value Adjustment. As part of the Monthly Deduction, the Monthly Acquisition Charge of 0.6% of the Load Basis Amount is per month in Policy Years 1 through 10 has been deducted. The Load Basis Amount varies by Sex, Issue Age and rating class of the Insured.

    The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes against Separate Account A since JP Financial is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the Accumulation Values, Surrender Values and death benefits illustrated.

    The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account A, and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the policyowner varied the amount or frequency of premium payments. The tables also assume that the policyowner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made and that no transfers have been made and no transfer charges imposed.

    Upon request, we will provide a comparable illustration based upon the proposed Insured's age, sex and rating class, the face amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing policyowners may request illustrations based on existing Surrender Value at the time of request. We reserve the right to charge an administrative fee of up to $25 for such illustrations.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY




DEATH BENEFIT OPTION I:             ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                 RATE OF RETURN(1): (Current)        12%    (10.54% net)
MALE NON-SMOKER ISSUE AGE 45                              (Guaranteed)     12%    (10.29% net)
$100,000 INITIAL SPECIFIED AMOUNT           ASSUMED ANNUAL PREMIUM(2):  $2,000




                                        ASSUMING CURRENT COSTS                          ASSUMING GUARANTEED COSTS
               PREMIUMS       -----------------------------------------------   ---------------------------------------------
  END        ACCUMULATED
  OF        AT 5% INTEREST      ACCUMULATION     SURRENDER          DEATH         ACCUMULATION     SURRENDER         DEATH
 YEAR          PER YEAR           VALUE(3)        VALUE(3)       BENEFIT(3)         VALUE(3)        VALUE(3)      BENEFIT(3)
------       ------------     --------------    -----------   ----------------   --------------   -----------   --------------
   1            2,100              1,513          1,875           100,000             1,345          1,708          100,000
   2            4,305              3,169          3,531           100,000             2,798          3,160          100,000
   3            6,620              4,983          4,983           100,000             4,367          4,367          100,000
   4            9,051              6,981          6,981           100,000             6,065          6,065          100,000
   5           11,604              9,187          9,187           100,000             7,903          7,903          100,000
   6           14,284             11,628         11,628           100,000             9,895          9,895          100,000
   7           17,098             14,328         14,328           100,000            12,052         12,052          100,000
   8           20,053             17,313         17,313           100,000            14,387         14,387          100,000
   9           23,156             20,619         20,619           100,000            16,917         16,917          100,000
  10           26,414             24,271         24,271           100,000            19,659         19,659          100,000
  11           29,834             28,483         28,483           100,000            22,750         22,750          100,000
  12           33,426             33,142         33,142           100,000            26,116         26,116          100,000
  13           37,197             38,305         38,305           100,000            29,793         29,793          100,000
  14           41,157             44,036         44,036           100,000            33,833         33,833          100,000
  15           45,315             50,403         50,403           100,000            38,288         38,288          100,000
  16           49,681             57,446         57,446           100,000            43,212         43,212          100,000
  17           54,265             65,300         65,300           100,000            48,668         48,668          100,000
  18           59,078             74,063         74,063           100,000            54,731         54,731          100,000
  19           64,132             83,854         83,854           103,979(4)         61,491         61,491          100,000
  20           69,439             94,718         94,718           115,555(4)         69,060         69,060          100,000
  25          100,227            169,065        169,065           196,115(4)        122,320        122,320          141,892(4)
  30          139,522            293,704        293,704           314,263(4)        210,107        210,107          224,815(4)
  35          189,673            502,916        502,916           528,061(4)        355,015        355,015          372,766(4)
  40          253,680            848,413        848,413           890,834(4)        585,735        585,735          615,021(4)
  45          335,370          1,412,395      1,412,395         1,483,015(4)        942,874        942,874          990,017(4)
  50          439,631          2,352,140      2,352,140         2,375,662(4)      1,524,887      1,524,887        1,540,136(4)



-------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 10.79% on the current basis and 10.54% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JPF SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
         ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY




DEATH BENEFIT OPTION I:             ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST           RATE OF RETURN(1): (Current)         12%    (10.54% net)
MALE NON-SMOKER ISSUE AGE 45                              (Guaranteed)      12%    (10.29% net)
$100,000 INITIAL SPECIFIED AMOUNT           ASSUMED ANNUAL PREMIUM(2):   $2,000




                                        ASSUMING CURRENT COSTS                          ASSUMING GUARANTEED COSTS
               PREMIUMS       -----------------------------------------------   ---------------------------------------------
  END        ACCUMULATED
  OF        AT 5% INTEREST      ACCUMULATION     SURRENDER          DEATH         ACCUMULATION     SURRENDER         DEATH
 YEAR          PER YEAR           VALUE(3)        VALUE(3)       BENEFIT(3)         VALUE(3)        VALUE(3)      BENEFIT(3)
------       ------------     --------------    -----------   ----------------   --------------   -----------   --------------
   1            2,100              1,513          1,875           100,000             1,345          1,708          100,000
   2            4,305              3,169          3,531           100,000             2,798          3,160          100,000
   3            6,620              4,983          4,983           100,000             4,367          4,367          100,000
   4            9,051              6,981          6,981           100,000             6,065          6,065          100,000
   5           11,604              9,187          9,187           100,000             7,903          7,903          100,000
   6           14,284             11,628         11,628           100,000             9,895          9,895          100,000
   7           17,098             14,328         14,328           100,000            12,052         12,052          100,000
   8           20,053             17,313         17,313           100,000            14,387         14,387          100,000
   9           23,156             20,619         20,619           100,000            16,917         16,917          100,000
  10           26,414             24,271         24,271           100,000            19,659         19,659          100,000
  11           29,834             28,483         28,483           100,000            22,750         22,750          100,000
  12           33,426             33,142         33,142           100,000            26,116         26,116          100,000
  13           37,197             38,305         38,305           100,000            29,793         29,793          100,000
  14           41,157             44,036         44,036           100,000            33,833         33,833          100,000
  15           45,315             50,403         50,403           100,000            38,288         38,288          100,000
  16           49,681             57,411         57,411           109,720(4)         43,212         43,212          100,000
  17           54,265             65,126         65,126           121,339(4)         48,668         48,668          100,000
  18           59,078             73,607         73,607           133,756(4)         54,731         54,731          100,000
  19           64,132             82,934         82,934           147,058(4)         61,399         61,399          108,872(4)
  20           69,439             93,195         93,195           161,344(4)         68,616         68,616          118,792(4)
  25          100,227            161,694        161,694           250,500(4)        114,422        114,422          177,266(4)
  30          139,522            271,012        271,012           380,902(4)        181,298        181,298          254,810(4)
  35          189,673            442,344        442,344           574,567(4)        274,888        274,888          357,056(4)
  40          253,680            707,621        707,621           861,762(4)        403,506        403,506          491,401(4)
  45          335,370          1,114,125      1,114,125         1,292,376(4)        574,156        574,156          666,015(4)
  50          439,631          1,737,211      1,737,211         1,925,524(4)        804,215        804,215          891,392(4)



-------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 10.79% on the current basis and 10.54% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JPF SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
         ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY




DEATH BENEFIT OPTION II:            ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                 RATE OF RETURN(1): (Current)        12%    (10.54% net)
MALE NON-SMOKER ISSUE AGE 45                              (Guaranteed)     12%    (10.29% net)
$100,000 INITIAL SPECIFIED AMOUNT           ASSUMED ANNUAL PREMIUM(2):  $2,000



                                        ASSUMING CURRENT COSTS                          ASSUMING GUARANTEED COSTS
               PREMIUMS       -----------------------------------------------   ---------------------------------------------
  END        ACCUMULATED
  OF        AT 5% INTEREST      ACCUMULATION     SURRENDER          DEATH         ACCUMULATION     SURRENDER         DEATH
 YEAR          PER YEAR           VALUE(3)        VALUE(3)       BENEFIT(3)         VALUE(3)        VALUE(3)      BENEFIT(3)
------       ------------     --------------    -----------   ----------------   --------------   -----------   --------------
   1            2,100              1,507          1,870           101,507             1,338          1,700          101,338
   2            4,305              3,152          3,514           103,152             2,774          3,136          102,774
   3            6,620              4,946          4,946           104,946             4,315          4,315          104,315
   4            9,051              6,915          6,915           106,915             5,971          5,971          105,971
   5           11,604              9,079          9,079           109,079             7,747          7,747          107,747
   6           14,284             11,464         11,464           111,464             9,654          9,654          109,654
   7           17,098             14,091         14,091           114,091            11,694         11,694          111,694
   8           20,053             16,982         16,982           116,982            13,874         13,874          113,874
   9           23,156             20,169         20,169           120,169            16,199         16,199          116,199
  10           26,414             23,670         23,670           123,670            18,673         18,673          118,673
  11           29,834             27,688         27,688           127,688            21,419         21,419          121,419
  12           33,426             32,098         32,098           132,098            24,341         24,341          124,341
  13           37,197             36,941         36,941           136,941            27,455         27,455          127,455
  14           41,157             42,264         42,264           142,264            30,776         30,776          130,776
  15           45,315             48,114         48,114           148,114            34,326         34,326          134,326
  16           49,681             54,459         54,459           154,459            38,117         38,117          138,117
  17           54,265             61,442         61,442           161,442            42,159         42,159          142,159
  18           59,078             69,107         69,107           169,107            46,456         46,456          146,456
  19           64,132             77,534         77,534           177,534            51,014         51,014          151,014
  20           69,439             86,809         86,809           186,809            55,837         55,837          155,837
  25          100,227            148,823        148,823           248,823            84,265         84,265          184,265
  30          139,522            248,787        248,787           348,787           120,383        120,383          220,383
  35          189,673            408,765        408,765           508,765           160,639        160,639          260,639
  40          253,680            664,997        664,997           764,997           198,557        198,557          298,557
  45          335,370          1,076,924      1,076,924         1,176,924           214,970        214,970          314,970
  50          439,631          1,743,367      1,743,367         1,843,367           178,653        178,653          278,653



-------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 10.79% on the current basis and 10.54% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JPF SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
         ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY




DEATH BENEFIT OPTION II:            ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST           RATE OF RETURN(1): (Current)        12%    (10.54% net)
MALE NON-SMOKER ISSUE AGE 45                              (Guaranteed)     12%    (10.29% net)
$100,000 INITIAL SPECIFIED AMOUNT           ASSUMED ANNUAL PREMIUM(2):  $2,000



                                        ASSUMING CURRENT COSTS                          ASSUMING GUARANTEED COSTS
               PREMIUMS       -----------------------------------------------   ---------------------------------------------
  END        ACCUMULATED
  OF        AT 5% INTEREST      ACCUMULATION     SURRENDER          DEATH         ACCUMULATION     SURRENDER         DEATH
 YEAR          PER YEAR           VALUE(3)        VALUE(3)       BENEFIT(3)         VALUE(3)        VALUE(3)      BENEFIT(3)
------       ------------     --------------    -----------   ----------------   --------------   -----------   --------------
   1            2,100              1,507          1,870           101,507             1,338          1,700          101,338
   2            4,305              3,152          3,514           103,152             2,774          3,136          102,774
   3            6,620              4,946          4,946           104,946             4,315          4,315          104,315
   4            9,051              6,915          6,915           106,915             5,971          5,971          105,971
   5           11,604              9,079          9,079           109,079             7,747          7,747          107,747
   6           14,284             11,464         11,464           111,464             9,654          9,654          109,654
   7           17,098             14,091         14,091           114,091            11,694         11,694          111,694
   8           20,053             16,982         16,982           116,982            13,874         13,874          113,874
   9           23,156             20,169         20,169           120,169            16,199         16,199          116,199
  10           26,414             23,670         23,670           123,670            18,673         18,673          118,673
  11           29,834             27,688         27,688           127,688            21,419         21,419          121,419
  12           33,426             32,098         32,098           132,098            24,341         24,341          124,341
  13           37,197             36,941         36,941           136,941            27,455         27,455          127,455
  14           41,157             42,264         42,264           142,264            30,776         30,776          130,776
  15           45,315             48,114         48,114           148,114            34,326         34,326          134,326
  16           49,681             54,459         54,459           154,459            38,117         38,117          138,117
  17           54,265             61,442         61,442           161,442            42,159         42,159          142,159
  18           59,078             69,107         69,107           169,107            46,456         46,456          146,456
  19           64,132             77,534         77,534           177,534            51,014         51,014          151,014
  20           69,439             86,809         86,809           186,809            55,837         55,837          155,837
  25          100,227            148,823        148,823           248,823            84,265         84,265          184,265
  30          139,522            248,787        248,787           349,665           120,383        120,383          220,383
  35          189,673            406,961        406,961           528,607           160,639        160,639          260,639
  40          253,680            651,939        651,939           793,950           198,557        198,557          298,557
  45          335,370          1,027,355      1,027,355         1,191,723           214,970        214,970          314,970
  50          439,631          1,602,802      1,602,802         1,776,546           178,653        178,653          278,653



-------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 10.79% on the current basis and 10.54% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JPF SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
         ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY




DEATH BENEFIT OPTION III:           ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                 RATE OF RETURN(1): (Current)         12%    (10.54% net)
MALE NON-SMOKER ISSUE AGE 45                              (Guaranteed)      12%    (10.29% net)
$100,000 INITIAL SPECIFIED AMOUNT           ASSUMED ANNUAL PREMIUM(2):   $2,000



                                        ASSUMING CURRENT COSTS                          ASSUMING GUARANTEED COSTS
               PREMIUMS       -----------------------------------------------   ---------------------------------------------
  END        ACCUMULATED
  OF        AT 5% INTEREST      ACCUMULATION     SURRENDER          DEATH         ACCUMULATION     SURRENDER         DEATH
 YEAR          PER YEAR           VALUE(3)        VALUE(3)       BENEFIT(3)         VALUE(3)        VALUE(3)      BENEFIT(3)
------       ------------     --------------    -----------   ----------------   --------------   -----------   --------------
   1            2,100              1,506          1,869           102,000             1,336          1,698          102,000
   2            4,305              3,148          3,510           104,000             2,766          3,129          104,000
   3            6,620              4,938          4,938           106,000             4,298          4,298          106,000
   4            9,051              6,902          6,902           108,000             5,941          5,941          108,000
   5           11,604              9,060          9,060           110,000             7,699          7,699          110,000
   6           14,284             11,440         11,440           112,000             9,583          9,583          112,000
   7           17,098             14,063         14,063           114,000            11,597         11,597          114,000
   8           20,053             16,953         16,953           116,000            13,747         13,747          116,000
   9           23,156             20,142         20,142           118,000            16,038         16,038          118,000
  10           26,414             23,653         23,653           120,000            18,477         18,477          120,000
  11           29,834             27,690         27,690           122,000            21,188         21,188          122,000
  12           33,426             32,135         32,135           124,000            24,081         24,081          124,000
  13           37,197             37,035         37,035           126,000            27,174         27,174          126,000
  14           41,157             42,445         42,445           128,000            30,489         30,489          128,000
  15           45,315             48,424         48,424           130,000            34,057         34,057          130,000
  16           49,681             54,969         54,969           132,000            37,901         37,901          132,000
  17           54,265             62,230         62,230           134,000            42,044         42,044          134,000
  18           59,078             70,278         70,278           136,000            46,514         46,514          136,000
  19           64,132             79,221         79,221           138,000            51,340         51,340          138,000
  20           69,439             89,180         89,180           140,000            56,559         56,559          140,000
  25          100,227            158,959        158,959           184,393            90,825         90,825          150,000
  30          139,522            276,864        276,864           296,245           151,014        151,014          161,585
  35          189,673            474,767        474,767           498,505           258,357        258,357          271,275
  40          253,680            801,595        801,595           841,675           429,342        429,342          450,809
  45          335,370          1,335,110      1,335,110         1,401,866           694,111        694,111          728,816
  50          439,631          2,224,086      2,224,086         2,246,327         1,125,556      1,125,556        1,136,811



-------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 10.79% on the current basis and 10.54% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JPF SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
         ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY




DEATH BENEFIT OPTION III:           ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST           RATE OF RETURN(1): (Current)         12%    (10.54% net)
MALE NON-SMOKER ISSUE AGE 45                              (Guaranteed)      12%    (10.29% net)
$100,000 INITIAL SPECIFIED AMOUNT           ASSUMED ANNUAL PREMIUM(2):   $2,000




                                        ASSUMING CURRENT COSTS                          ASSUMING GUARANTEED COSTS
               PREMIUMS       -----------------------------------------------   ---------------------------------------------
  END        ACCUMULATED
  OF        AT 5% INTEREST      ACCUMULATION     SURRENDER          DEATH         ACCUMULATION     SURRENDER         DEATH
 YEAR          PER YEAR           VALUE(3)        VALUE(3)       BENEFIT(3)         VALUE(3)        VALUE(3)      BENEFIT(3)
------       ------------     --------------    -----------   ----------------   --------------   -----------   --------------
   1            2,100              1,506          1,869           102,000             1,336          1,698          102,000
   2            4,305              3,148          3,510           104,000             2,766          3,129          104,000
   3            6,620              4,938          4,938           106,000             4,298          4,298          106,000
   4            9,051              6,902          6,902           108,000             5,941          5,941          108,000
   5           11,604              9,060          9,060           110,000             7,699          7,699          110,000
   6           14,284             11,440         11,440           112,000             9,583          9,583          112,000
   7           17,098             14,063         14,063           114,000            11,597         11,597          114,000
   8           20,053             16,953         16,953           116,000            13,747         13,747          116,000
   9           23,156             20,142         20,142           118,000            16,038         16,038          118,000
  10           26,414             23,653         23,653           120,000            18,477         18,477          120,000
  11           29,834             27,690         27,690           122,000            21,188         21,188          122,000
  12           33,426             32,135         32,135           124,000            24,081         24,081          124,000
  13           37,197             37,035         37,035           126,000            27,174         27,174          126,000
  14           41,157             42,445         42,445           128,000            30,489         30,489          128,000
  15           45,315             48,424         48,424           130,000            34,057         34,057          130,000
  16           49,681             54,969         54,969           132,000            37,901         37,901          132,000
  17           54,265             62,230         62,230           134,000            42,044         42,044          134,000
  18           59,078             70,278         70,278           136,000            46,514         46,514          136,000
  19           64,132             79,220         79,220           140,000            51,340         51,340          138,000
  20           69,439             89,105         89,105           154,263            56,559         56,559          140,000
  25          100,227            155,099        155,099           240,284            90,825         90,825          150,000
  30          139,522            260,435        260,435           366,036           145,730        145,730          204,820
  35          189,673            425,532        425,532           552,730           223,034        223,034          289,702
  40          253,680            681,165        681,165           829,542           329,360        329,360          401,104
  45          335,370          1,072,898      1,072,898         1,244,553           470,544        470,544          545,826
  50          439,631          1,673,349      1,673,349         1,854,740           660,934        660,934          732,580



-------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 10.79% on the current basis and 10.54% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JPF SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
         ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY




DEATH BENEFIT OPTION I:             ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                 RATE OF RETURN(1): (Current)          6%    (4.54% net)
MALE NON-SMOKER ISSUE AGE 45                              (Guaranteed)       6%    (4.29% net)
$100,000 INITIAL SPECIFIED AMOUNT           ASSUMED ANNUAL PREMIUM(2):   $2,000



                                        ASSUMING CURRENT COSTS                          ASSUMING GUARANTEED COSTS
               PREMIUMS       -----------------------------------------------   ---------------------------------------------
  END        ACCUMULATED
  OF        AT 5% INTEREST      ACCUMULATION     SURRENDER          DEATH         ACCUMULATION     SURRENDER         DEATH
 YEAR          PER YEAR           VALUE(3)        VALUE(3)       BENEFIT(3)         VALUE(3)        VALUE(3)      BENEFIT(3)
------       ------------     --------------    -----------   ----------------   --------------   -----------   --------------
   1            2,100              1,417          1,779           100,000             1,255          1,617          100,000
   2            4,305              2,882          3,245           100,000             2,532          2,894          100,000
   3            6,620              4,398          4,398           100,000             3,832          3,832          100,000
   4            9,051              5,974          5,974           100,000             5,153          5,153          100,000
   5           11,604              7,616          7,616           100,000             6,494          6,494          100,000
   6           14,284              9,333          9,333           100,000             7,855          7,855          100,000
   7           17,098             11,126         11,126           100,000             9,228          9,228          100,000
   8           20,053             12,997         12,997           100,000            10,609         10,609          100,000
   9           23,156             14,953         14,953           100,000            11,994         11,994          100,000
  10           26,414             16,989         16,989           100,000            13,375         13,375          100,000
  11           29,834             19,275         19,275           100,000            14,860         14,860          100,000
  12           33,426             21,648         21,648           100,000            16,338         16,338          100,000
  13           37,197             24,103         24,103           100,000            17,811         17,811          100,000
  14           41,157             26,647         26,647           100,000            19,274         19,274          100,000
  15           45,315             29,283         29,283           100,000            20,724         20,724          100,000
  16           49,681             31,969         31,969           100,000            22,152         22,152          100,000
  17           54,265             34,774         34,774           100,000            23,550         23,550          100,000
  18           59,078             37,691         37,691           100,000            24,905         24,905          100,000
  19           64,132             40,734         40,734           100,000            26,201         26,201          100,000
  20           69,439             43,917         43,917           100,000            27,423         27,423          100,000
  25          100,227             62,150         62,150           100,000            31,990         31,990          100,000
  30          139,522             86,325         86,325           100,000            31,699         31,699          100,000
  35          189,673            119,074        119,074           125,028(4)         16,851         16,851          100,000
  40          253,680            159,944        159,944           167,942(4)              0              0                0
  45          335,370            209,849        209,849           220,341(4)              0              0                0
  50          439,631            273,250        273,250           275,983(4)              0              0                0



-------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 4.79% on the current basis and 4.54% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JPF SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
         ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY




DEATH BENEFIT OPTION I:             ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST           RATE OF RETURN(1): (Current)          6%    (4.54% net)
MALE NON-SMOKER ISSUE AGE 45                              (Guaranteed)       6%    (4.29% net)
$100,000 INITIAL SPECIFIED AMOUNT           ASSUMED ANNUAL PREMIUM(2):   $2,000




                                        ASSUMING CURRENT COSTS                          ASSUMING GUARANTEED COSTS
               PREMIUMS       -----------------------------------------------   ---------------------------------------------
  END        ACCUMULATED
  OF        AT 5% INTEREST      ACCUMULATION     SURRENDER          DEATH         ACCUMULATION     SURRENDER         DEATH
 YEAR          PER YEAR           VALUE(3)        VALUE(3)       BENEFIT(3)         VALUE(3)        VALUE(3)      BENEFIT(3)
------       ------------     --------------    -----------   ----------------   --------------   -----------   --------------
   1            2,100              1,417          1,779           100,000             1,255          1,617          100,000
   2            4,305              2,882          3,245           100,000             2,532          2,894          100,000
   3            6,620              4,398          4,398           100,000             3,832          3,832          100,000
   4            9,051              5,974          5,974           100,000             5,153          5,153          100,000
   5           11,604              7,616          7,616           100,000             6,494          6,494          100,000
   6           14,284              9,333          9,333           100,000             7,855          7,855          100,000
   7           17,098             11,126         11,126           100,000             9,228          9,228          100,000
   8           20,053             12,997         12,997           100,000            10,609         10,609          100,000
   9           23,156             14,953         14,953           100,000            11,994         11,994          100,000
  10           26,414             16,989         16,989           100,000            13,375         13,375          100,000
  11           29,834             19,275         19,275           100,000            14,860         14,860          100,000
  12           33,426             21,648         21,648           100,000            16,338         16,338          100,000
  13           37,197             24,103         24,103           100,000            17,811         17,811          100,000
  14           41,157             26,647         26,647           100,000            19,274         19,274          100,000
  15           45,315             29,283         29,283           100,000            20,724         20,724          100,000
  16           49,681             31,969         31,969           100,000            22,152         22,152          100,000
  17           54,265             34,774         34,774           100,000            23,550         23,550          100,000
  18           59,078             37,691         37,691           100,000            24,905         24,905          100,000
  19           64,132             40,734         40,734           100,000            26,201         26,201          100,000
  20           69,439             43,917         43,917           100,000            27,423         27,423          100,000
  25          100,227             62,150         62,150           100,000            31,990         31,990          100,000
  30          139,522             85,218         85,218           119,772(4)         31,699         31,699          100,000
  35          189,673            112,263        112,263           145,820(4)         16,851         16,851          100,000
  40          253,680            143,410        143,410           174,649(4)              0              0                0
  45          335,370            178,792        178,792           207,397(4)              0              0                0
  50          439,631            219,256        219,256           243,023(4)              0              0                0



-------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 4.79% on the current basis and 4.54% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

h(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JPF SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
         ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY




DEATH BENEFIT OPTION II:            ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                 RATE OF RETURN(1): (Current)          6%    (4.54% net)
MALE NON-SMOKER ISSUE AGE 45                              (Guaranteed)       6%    (4.29% net)
$100,000 INITIAL SPECIFIED AMOUNT           ASSUMED ANNUAL PREMIUM(2):   $2,000




                                        ASSUMING CURRENT COSTS                          ASSUMING GUARANTEED COSTS
               PREMIUMS       -----------------------------------------------   ---------------------------------------------
  END        ACCUMULATED
  OF        AT 5% INTEREST      ACCUMULATION     SURRENDER          DEATH         ACCUMULATION     SURRENDER         DEATH
 YEAR          PER YEAR           VALUE(3)        VALUE(3)       BENEFIT(3)         VALUE(3)        VALUE(3)      BENEFIT(3)
------       ------------     --------------    -----------   ----------------   --------------   -----------   --------------
   1            2,100              1,412          1,774           101,412             1,247          1,610          101,247
   2            4,305              2,867          3,229           102,867             2,510          2,873          102,510
   3            6,620              4,366          4,366           104,366             3,786          3,786          103,786
   4            9,051              5,918          5,918           105,918             5,074          5,074          105,074
   5           11,604              7,529          7,529           107,529             6,369          6,369          106,369
   6           14,284              9,206          9,206           109,206             7,668          7,668          107,668
   7           17,098             10,950         10,950           110,950             8,962          8,962          108,962
   8           20,053             12,761         12,761           112,761            10,244         10,244          110,244
   9           23,156             14,645         14,645           114,645            11,504         11,504          111,504
  10           26,414             16,594         16,594           116,594            12,730         12,730          112,730
  11           29,834             18,773         18,773           118,773            14,025         14,025          114,025
  12           33,426             21,016         21,016           121,016            15,274         15,274          115,274
  13           37,197             23,312         23,312           123,312            16,470         16,470          116,470
  14           41,157             25,664         25,664           125,664            17,603         17,603          117,603
  15           45,315             28,067         28,067           128,067            18,663         18,663          118,663
  16           49,681             30,442         30,442           130,442            19,633         19,633          119,633
  17           54,265             32,879         32,879           132,879            20,493         20,493          120,493
  18           59,078             35,356         35,356           135,356            21,218         21,218          121,218
  19           64,132             37,879         37,879           137,879            21,780         21,780          121,780
  20           69,439             40,453         40,453           140,453            22,148         22,148          122,148
  25          100,227             53,529         53,529           153,529            20,094         20,094          120,094
  30          139,522             66,089         66,089           166,089             7,583          7,583          107,583
  35          189,673             74,610         74,610           174,610                 0              0                0
  40          253,680             73,551         73,551           173,551                 0              0                0
  45          335,370             54,073         54,073           154,073                 0              0                0
  50          439,631              3,154          3,154           103,154                 0              0                0



-------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 4.79% on the current basis and 4.54% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JPF SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
         ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY




DEATH BENEFIT OPTION II:            ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST           RATE OF RETURN(1): (Current)          6%    (4.54% net)
MALE NON-SMOKER ISSUE AGE 45                              (Guaranteed)       6%    (4.29% net)
$100,000 INITIAL SPECIFIED AMOUNT           ASSUMED ANNUAL PREMIUM(2):   $2,000




                                        ASSUMING CURRENT COSTS                          ASSUMING GUARANTEED COSTS
               PREMIUMS       -----------------------------------------------   ---------------------------------------------
  END        ACCUMULATED
  OF        AT 5% INTEREST      ACCUMULATION     SURRENDER          DEATH         ACCUMULATION     SURRENDER         DEATH
 YEAR          PER YEAR           VALUE(3)        VALUE(3)       BENEFIT(3)         VALUE(3)        VALUE(3)      BENEFIT(3)
------       ------------     --------------    -----------   ----------------   --------------   -----------   --------------
   1            2,100              1,412          1,774           101,412             1,247          1,610          101,247
   2            4,305              2,867          3,229           102,867             2,510          2,873          102,510
   3            6,620              4,366          4,366           104,366             3,786          3,786          103,786
   4            9,051              5,918          5,918           105,918             5,074          5,074          105,074
   5           11,604              7,529          7,529           107,529             6,369          6,369          106,369
   6           14,284              9,206          9,206           109,206             7,668          7,668          107,668
   7           17,098             10,950         10,950           110,950             8,962          8,962          108,962
   8           20,053             12,761         12,761           112,761            10,244         10,244          110,244
   9           23,156             14,645         14,645           114,645            11,504         11,504          111,504
  10           26,414             16,594         16,594           116,594            12,730         12,730          112,730
  11           29,834             18,773         18,773           118,773            14,025         14,025          114,025
  12           33,426             21,016         21,016           121,016            15,274         15,274          115,274
  13           37,197             23,312         23,312           123,312            16,470         16,470          116,470
  14           41,157             25,664         25,664           125,664            17,603         17,603          117,603
  15           45,315             28,067         28,067           128,067            18,663         18,663          118,663
  16           49,681             30,442         30,442           130,442            19,633         19,633          119,633
  17           54,265             32,879         32,879           132,879            20,493         20,493          120,493
  18           59,078             35,356         35,356           135,356            21,218         21,218          121,218
  19           64,132             37,879         37,879           137,879            21,780         21,780          121,780
  20           69,439             40,453         40,453           140,453            22,148         22,148          122,148
  25          100,227             53,529         53,529           153,529            20,094         20,094          120,094
  30          139,522             66,089         66,089           166,089             7,583          7,583          107,583
  35          189,673             74,610         74,610           174,610                 0              0                0
  40          253,680             73,551         73,551           173,551                 0              0                0
  45          335,370             54,073         54,073           154,073                 0              0                0
  50          439,631              3,154          3,154           103,154                 0              0                0



-------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 4.79% on the current basis and 4.54% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JPF SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
         ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY




DEATH BENEFIT OPTION III:           ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                 RATE OF RETURN(1): (Current)          6%    (4.54% net)
MALE NON-SMOKER ISSUE AGE 45                              (Guaranteed)       6%    (4.29% net)
$100,000 INITIAL SPECIFIED AMOUNT           ASSUMED ANNUAL PREMIUM(2):   $2,000




                                        ASSUMING CURRENT COSTS                          ASSUMING GUARANTEED COSTS
               PREMIUMS       -----------------------------------------------   ---------------------------------------------
  END        ACCUMULATED
  OF        AT 5% INTEREST      ACCUMULATION     SURRENDER          DEATH         ACCUMULATION     SURRENDER         DEATH
 YEAR          PER YEAR           VALUE(3)        VALUE(3)       BENEFIT(3)         VALUE(3)        VALUE(3)      BENEFIT(3)
------       ------------     --------------    -----------   ----------------   --------------   -----------   --------------
   1            2,100              1,411          1,773           102,000             1,245          1,608          102,000
   2            4,305              2,863          3,225           104,000             2,502          2,865          104,000
   3            6,620              4,356          4,356           106,000             3,767          3,767          106,000
   4            9,051              5,901          5,901           108,000             5,039          5,039          108,000
   5           11,604              7,502          7,502           110,000             6,311          6,311          110,000
   6           14,284              9,168          9,168           112,000             7,579          7,579          112,000
   7           17,098             10,898         10,898           114,000             8,833          8,833          114,000
   8           20,053             12,694         12,694           116,000            10,064         10,064          116,000
   9           23,156             14,560         14,560           118,000            11,259         11,259          118,000
  10           26,414             16,490         16,490           120,000            12,404         12,404          120,000
  11           29,834             18,648         18,648           122,000            13,599         13,599          122,000
  12           33,426             20,869         20,869           124,000            14,724         14,724          124,000
  13           37,197             23,141         23,141           126,000            15,771         15,771          126,000
  14           41,157             25,469         25,469           128,000            16,724         16,724          128,000
  15           45,315             27,847         27,847           130,000            17,566         17,566          130,000
  16           49,681             30,195         30,195           132,000            18,272         18,272          132,000
  17           54,265             32,606         32,606           134,000            18,812         18,812          134,000
  18           59,078             35,058         35,058           136,000            19,148         19,148          136,000
  19           64,132             37,558         37,558           138,000            19,234         19,234          138,000
  20           69,439             40,114         40,114           140,000            19,019         19,019          140,000
  25          100,227             53,223         53,223           150,000            11,244         11,244          150,000
  30          139,522             66,295         66,295           160,000                 0              0                0
  35          189,673             76,190         76,190           170,000                 0              0                0
  40          253,680             76,322         76,322           180,000                 0              0                0
  45          335,370             47,961         47,961           190,000                 0              0                0
  50          439,631                  0              0                 0                 0              0                0



-------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 4.79% on the current basis and 4.54% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JPF SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
         ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY




DEATH BENEFIT OPTION III:           ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST           RATE OF RETURN(1): (Current)          6%    (4.54% net)
MALE NON-SMOKER ISSUE AGE 45                              (Guaranteed)       6%    (4.29% net)
$100,000 INITIAL SPECIFIED AMOUNT           ASSUMED ANNUAL PREMIUM(2):   $2,000




                                        ASSUMING CURRENT COSTS                          ASSUMING GUARANTEED COSTS
               PREMIUMS       -----------------------------------------------   ---------------------------------------------
  END        ACCUMULATED
  OF        AT 5% INTEREST      ACCUMULATION     SURRENDER          DEATH         ACCUMULATION     SURRENDER         DEATH
 YEAR          PER YEAR           VALUE(3)        VALUE(3)       BENEFIT(3)         VALUE(3)        VALUE(3)      BENEFIT(3)
------       ------------     --------------    -----------   ----------------   --------------   -----------   --------------
   1            2,100              1,411          1,773           102,000             1,245          1,608          102,000
   2            4,305              2,863          3,225           104,000             2,502          2,865          104,000
   3            6,620              4,356          4,356           106,000             3,767          3,767          106,000
   4            9,051              5,901          5,901           108,000             5,039          5,039          108,000
   5           11,604              7,502          7,502           110,000             6,311          6,311          110,000
   6           14,284              9,168          9,168           112,000             7,579          7,579          112,000
   7           17,098             10,898         10,898           114,000             8,833          8,833          114,000
   8           20,053             12,694         12,694           116,000            10,064         10,064          116,000
   9           23,156             14,560         14,560           118,000            11,259         11,259          118,000
  10           26,414             16,490         16,490           120,000            12,404         12,404          120,000
  11           29,834             18,648         18,648           122,000            13,599         13,599          122,000
  12           33,426             20,869         20,869           124,000            14,724         14,724          124,000
  13           37,197             23,141         23,141           126,000            15,771         15,771          126,000
  14           41,157             25,469         25,469           128,000            16,724         16,724          128,000
  15           45,315             27,847         27,847           130,000            17,566         17,566          130,000
  16           49,681             30,195         30,195           132,000            18,272         18,272          132,000
  17           54,265             32,606         32,606           134,000            18,812         18,812          134,000
  18           59,078             35,058         35,058           136,000            19,148         19,148          136,000
  19           64,132             37,558         37,558           138,000            19,234         19,234          138,000
  20           69,439             40,114         40,114           140,000            19,019         19,019          140,000
  25          100,227             53,223         53,223           150,000            11,244         11,244          150,000
  30          139,522             66,295         66,295           160,000                 0              0                0
  35          189,673             76,190         76,190           170,000                 0              0                0
  40          253,680             76,322         76,322           180,000                 0              0                0
  45          335,370             47,961         47,961           190,000                 0              0                0
  50          439,631                  0              0                 0                 0              0                0



-------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 4.79% on the current basis and 4.54% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JPF SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
         ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY




DEATH BENEFIT OPTION I:             ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                 RATE OF RETURN(1): (Current)          0%    (-1.46% net)
MALE NON-SMOKER ISSUE AGE 45                              (Guaranteed)       0%    (-1.71% net)
$100,000 INITIAL SPECIFIED AMOUNT           ASSUMED ANNUAL PREMIUM(2):   $2,000



                                        ASSUMING CURRENT COSTS                          ASSUMING GUARANTEED COSTS
               PREMIUMS       -----------------------------------------------   ---------------------------------------------
  END        ACCUMULATED
  OF        AT 5% INTEREST      ACCUMULATION     SURRENDER          DEATH         ACCUMULATION     SURRENDER         DEATH
 YEAR          PER YEAR           VALUE(3)        VALUE(3)       BENEFIT(3)         VALUE(3)        VALUE(3)      BENEFIT(3)
------       ------------     --------------    -----------   ----------------   --------------   -----------   --------------
   1            2,100              1,322          1,684           100,000             1,164          1,527          100,000
   2            4,305              2,608          2,971           100,000             2,278          2,641          100,000
   3            6,620              3,859          3,859           100,000             3,340          3,340          100,000
   4            9,051              5,083          5,083           100,000             4,350          4,350          100,000
   5           11,604              6,282          6,282           100,000             5,303          5,303          100,000
   6           14,284              7,462          7,462           100,000             6,200          6,200          100,000
   7           17,098              8,621          8,621           100,000             7,033          7,033          100,000
   8           20,053              9,757          9,757           100,000             7,798          7,798          100,000
   9           23,156             10,872         10,872           100,000             8,487          8,487          100,000
  10           26,414             11,958         11,958           100,000             9,094          9,094          100,000
  11           29,834             13,173         13,173           100,000             9,721          9,721          100,000
  12           33,426             14,347         14,347           100,000            10,255         10,255          100,000
  13           37,197             15,469         15,469           100,000            10,695         10,695          100,000
  14           41,157             16,542         16,542           100,000            11,035         11,035          100,000
  15           45,315             17,561         17,561           100,000            11,270         11,270          100,000
  16           49,681             18,459         18,459           100,000            11,387         11,387          100,000
  17           54,265             19,308         19,308           100,000            11,375         11,375          100,000
  18           59,078             20,089         20,089           100,000            11,216         11,216          100,000
  19           64,132             20,808         20,808           100,000            10,890         10,890          100,000
  20           69,439             21,466         21,466           100,000            10,374         10,374          100,000
  25          100,227             23,449         23,449           100,000             4,183          4,183          100,000
  30          139,522             22,644         22,644           100,000                 0              0                0
  35          189,673             16,375         16,375           100,000                 0              0                0
  40          253,680                  0              0                 0                 0              0                0
  45          335,370                  0              0                 0                 0              0                0
  50          439,631                  0              0                 0                 0              0                0



-------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals -1.21% on the current basis and -1.46% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JPF SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
         ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY




DEATH BENEFIT OPTION I:             ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST           RATE OF RETURN(1): (Current)          0%    (-1.46% net)
MALE NON-SMOKER ISSUE AGE 45                              (Guaranteed)       0%    (-1.71% net)
$100,000 INITIAL SPECIFIED AMOUNT           ASSUMED ANNUAL PREMIUM(2):   $2,000



                                        ASSUMING CURRENT COSTS                          ASSUMING GUARANTEED COSTS
               PREMIUMS       -----------------------------------------------   ---------------------------------------------
  END        ACCUMULATED
  OF        AT 5% INTEREST      ACCUMULATION     SURRENDER          DEATH         ACCUMULATION     SURRENDER         DEATH
 YEAR          PER YEAR           VALUE(3)        VALUE(3)       BENEFIT(3)         VALUE(3)        VALUE(3)      BENEFIT(3)
------       ------------     --------------    -----------   ----------------   --------------   -----------   --------------
   1            2,100              1,322          1,684           100,000             1,164          1,527          100,000
   2            4,305              2,608          2,971           100,000             2,278          2,641          100,000
   3            6,620              3,859          3,859           100,000             3,340          3,340          100,000
   4            9,051              5,083          5,083           100,000             4,350          4,350          100,000
   5           11,604              6,282          6,282           100,000             5,303          5,303          100,000
   6           14,284              7,462          7,462           100,000             6,200          6,200          100,000
   7           17,098              8,621          8,621           100,000             7,033          7,033          100,000
   8           20,053              9,757          9,757           100,000             7,798          7,798          100,000
   9           23,156             10,872         10,872           100,000             8,487          8,487          100,000
  10           26,414             11,958         11,958           100,000             9,094          9,094          100,000
  11           29,834             13,173         13,173           100,000             9,721          9,721          100,000
  12           33,426             14,347         14,347           100,000            10,255         10,255          100,000
  13           37,197             15,469         15,469           100,000            10,695         10,695          100,000
  14           41,157             16,542         16,542           100,000            11,035         11,035          100,000
  15           45,315             17,561         17,561           100,000            11,270         11,270          100,000
  16           49,681             18,459         18,459           100,000            11,387         11,387          100,000
  17           54,265             19,308         19,308           100,000            11,375         11,375          100,000
  18           59,078             20,089         20,089           100,000            11,216         11,216          100,000
  19           64,132             20,808         20,808           100,000            10,890         10,890          100,000
  20           69,439             21,466         21,466           100,000            10,374         10,374          100,000
  25          100,227             23,449         23,449           100,000             4,183          4,183          100,000
  30          139,522             22,644         22,644           100,000                 0              0                0
  35          189,673             16,375         16,375           100,000                 0              0                0
  40          253,680                  0              0                 0                 0              0                0
  45          335,370                  0              0                 0                 0              0                0
  50          439,631                  0              0                 0                 0              0                0



-------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals -1.21% on the current basis and -1.46% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JPF SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
         ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY




DEATH BENEFIT OPTION II:            ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                 RATE OF RETURN(1): (Current)          0%    (-1.46% net)
MALE NON-SMOKER ISSUE AGE 45                              (Guaranteed)       0%    (-1.71% net)
$100,000 INITIAL SPECIFIED AMOUNT           ASSUMED ANNUAL PREMIUM(2):   $2,000



                                        ASSUMING CURRENT COSTS                          ASSUMING GUARANTEED COSTS
               PREMIUMS       -----------------------------------------------   ---------------------------------------------
  END        ACCUMULATED
  OF        AT 5% INTEREST      ACCUMULATION     SURRENDER          DEATH         ACCUMULATION     SURRENDER         DEATH
 YEAR          PER YEAR           VALUE(3)        VALUE(3)       BENEFIT(3)         VALUE(3)        VALUE(3)      BENEFIT(3)
------       ------------     --------------    -----------   ----------------   --------------   -----------   --------------
   1            2,100              1,317          1,679           101,317             1,157          1,520          101,157
   2            4,305              2,595          2,957           102,595             2,258          2,621          102,258
   3            6,620              3,832          3,832           103,832             3,301          3,301          103,301
   4            9,051              5,037          5,037           105,037             4,284          4,284          104,284
   5           11,604              6,212          6,212           106,212             5,203          5,203          105,203
   6           14,284              7,365          7,365           107,365             6,057          6,057          106,057
   7           17,098              8,491          8,491           108,491             6,838          6,838          106,838
   8           20,053              9,589          9,589           109,589             7,540          7,540          107,540
   9           23,156             10,662         10,662           110,662             8,155          8,155          108,155
  10           26,414             11,699         11,699           111,699             8,674          8,674          108,674
  11           29,834             12,857         12,857           112,857             9,201          9,201          109,201
  12           33,426             13,965         13,965           113,965             9,619          9,619          109,619
  13           37,197             15,008         15,008           115,008             9,928          9,928          109,928
  14           41,157             15,989         15,989           115,989            10,121         10,121          110,121
  15           45,315             16,903         16,903           116,903            10,192         10,192          110,192
  16           49,681             17,664         17,664           117,664            10,131         10,131          110,131
  17           54,265             18,360         18,360           118,360             9,924          9,924          109,924
  18           59,078             18,969         18,969           118,969             9,554          9,554          109,554
  19           64,132             19,494         19,494           119,494             9,002          9,002          109,002
  20           69,439             19,939         19,939           119,939             8,249          8,249          108,249
  25          100,227             20,431         20,431           120,431               949            949          100,949
  30          139,522             17,215         17,215           117,215                 0              0                0
  35          189,673              7,683          7,683           107,683                 0              0                0
  40          253,680                  0              0                 0                 0              0                0
  45          335,370                  0              0                 0                 0              0                0
  50          439,631                  0              0                 0                 0              0                0



-------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals -1.21% on the current basis and -1.46% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JPF SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
         ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY




DEATH BENEFIT OPTION II:            ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST           RATE OF RETURN(1): (Current)         0%    (-1.46% net)
MALE NON-SMOKER ISSUE AGE 45        (Guaranteed)                            0%    (-1.71% net)
$100,000 INITIAL SPECIFIED AMOUNT          ASSUMED ANNUAL PREMIUM(2):   $2,000
                                                 PREMIUMS
                                    -----------------------------------



                                        ASSUMING CURRENT COSTS                          ASSUMING GUARANTEED COSTS
               PREMIUMS       -----------------------------------------------   ---------------------------------------------
  END        ACCUMULATED
  OF        AT 5% INTEREST      ACCUMULATION     SURRENDER          DEATH         ACCUMULATION     SURRENDER         DEATH
 YEAR          PER YEAR           VALUE(3)        VALUE(3)       BENEFIT(3)         VALUE(3)        VALUE(3)      BENEFIT(3)
------       ------------     --------------    -----------   ----------------   --------------   -----------   --------------
   1            2,100              1,317          1,679           101,317             1,157          1,520          101,157
   2            4,305              2,595          2,957           102,595             2,258          2,621          102,258
   3            6,620              3,832          3,832           103,832             3,301          3,301          103,301
   4            9,051              5,037          5,037           105,037             4,284          4,284          104,284
   5           11,604              6,212          6,212           106,212             5,203          5,203          105,203
   6           14,284              7,365          7,365           107,365             6,057          6,057          106,057
   7           17,098              8,491          8,491           108,491             6,838          6,838          106,838
   8           20,053              9,589          9,589           109,589             7,540          7,540          107,540
   9           23,156             10,662         10,662           110,662             8,155          8,155          108,155
  10           26,414             11,699         11,699           111,699             8,674          8,674          108,674
  11           29,834             12,857         12,857           112,857             9,201          9,201          109,201
  12           33,426             13,965         13,965           113,965             9,619          9,619          109,619
  13           37,197             15,008         15,008           115,008             9,928          9,928          109,928
  14           41,157             15,989         15,989           115,989            10,121         10,121          110,121
  15           45,315             16,903         16,903           116,903            10,192         10,192          110,192
  16           49,681             17,664         17,664           117,664            10,131         10,131          110,131
  17           54,265             18,360         18,360           118,360             9,924          9,924          109,924
  18           59,078             18,969         18,969           118,969             9,554          9,554          109,554
  19           64,132             19,494         19,494           119,494             9,002          9,002          109,002
  20           69,439             19,939         19,939           119,939             8,249          8,249          108,249
  25          100,227             20,431         20,431           120,431               949            949          100,949
  30          139,522             17,215         17,215           117,215                 0              0                0
  35          189,673              7,683          7,683           107,683                 0              0                0
  40          253,680                  0              0                 0                 0              0                0
  45          335,370                  0              0                 0                 0              0                0
  50          439,631                  0              0                 0                 0              0                0



-------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals -1.21% on the current basis and -1.46% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JPF SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
         ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY




DEATH BENEFIT OPTION III:           ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                 RATE OF RETURN(1): (Current)          0%    (-1.46% net)
MALE NON-SMOKER ISSUE AGE 45                              (Guaranteed)       0%    (-1.71% net)
$100,000 INITIAL SPECIFIED AMOUNT           ASSUMED ANNUAL PREMIUM(2):   $2,000



                                        ASSUMING CURRENT COSTS                          ASSUMING GUARANTEED COSTS
               PREMIUMS       -----------------------------------------------   ---------------------------------------------
  END        ACCUMULATED
  OF        AT 5% INTEREST      ACCUMULATION     SURRENDER          DEATH         ACCUMULATION     SURRENDER         DEATH
 YEAR          PER YEAR           VALUE(3)        VALUE(3)       BENEFIT(3)         VALUE(3)        VALUE(3)      BENEFIT(3)
------       ------------     --------------    -----------   ----------------   --------------   -----------   --------------
   1            2,100              1,316          1,678           102,000             1,155          1,518          102,000
   2            4,305              2,590          2,952           104,000             2,250          2,612          104,000
   3            6,620              3,821          3,821           106,000             3,280          3,280          106,000
   4            9,051              5,017          5,017           108,000             4,245          4,245          108,000
   5           11,604              6,180          6,180           110,000             5,138          5,138          110,000
   6           14,284              7,317          7,317           112,000             5,957          5,957          112,000
   7           17,098              8,424          8,424           114,000             6,691          6,691          114,000
   8           20,053              9,500          9,500           116,000             7,331          7,331          116,000
   9           23,156             10,546         10,546           118,000             7,868          7,868          118,000
  10           26,414             11,551         11,551           120,000             8,289          8,289          120,000
  11           29,834             12,671         12,671           122,000             8,692          8,692          122,000
  12           33,426             13,734         13,734           124,000             8,958          8,958          124,000
  13           37,197             14,724         14,724           126,000             9,079          9,079          126,000
  14           41,157             15,641         15,641           128,000             9,044          9,044          128,000
  15           45,315             16,477         16,477           130,000             8,838          8,838          130,000
  16           49,681             17,135         17,135           132,000             8,442          8,442          132,000
  17           54,265             17,711         17,711           134,000             7,830          7,830          134,000
  18           59,078             18,176         18,176           136,000             6,968          6,968          136,000
  19           64,132             18,530         18,530           138,000             5,816          5,816          138,000
  20           69,439             18,777         18,777           140,000             4,334          4,334          140,000
  25          100,227             17,539         17,539           150,000                 0              0                0
  30          139,522             10,118         10,118           160,000                 0              0                0
  35          189,673                  0              0                 0                 0              0                0
  40          253,680                  0              0                 0                 0              0                0
  45          335,370                  0              0                 0                 0              0                0
  50          439,631                  0              0                 0                 0              0                0



-------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals -1.21% on the current basis and -1.46% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JPF SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
         ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY




DEATH BENEFIT OPTION III:           ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST           RATE OF RETURN(1): (Current)          0%    (-1.46% net)
MALE NON-SMOKER ISSUE AGE 45                              (Guaranteed)       0%    (-1.71% net)
$100,000 INITIAL SPECIFIED AMOUNT           ASSUMED ANNUAL PREMIUM(2):   $2,000




                                        ASSUMING CURRENT COSTS                          ASSUMING GUARANTEED COSTS
               PREMIUMS       -----------------------------------------------   ---------------------------------------------
  END        ACCUMULATED
  OF        AT 5% INTEREST      ACCUMULATION     SURRENDER          DEATH         ACCUMULATION     SURRENDER         DEATH
 YEAR          PER YEAR           VALUE(3)        VALUE(3)       BENEFIT(3)         VALUE(3)        VALUE(3)      BENEFIT(3)
------       ------------     --------------    -----------   ----------------   --------------   -----------   --------------
   1            2,100              1,316          1,678           102,000             1,155          1,518          102,000
   2            4,305              2,590          2,952           104,000             2,250          2,612          104,000
   3            6,620              3,821          3,821           106,000             3,280          3,280          106,000
   4            9,051              5,017          5,017           108,000             4,245          4,245          108,000
   5           11,604              6,180          6,180           110,000             5,138          5,138          110,000
   6           14,284              7,317          7,317           112,000             5,957          5,957          112,000
   7           17,098              8,424          8,424           114,000             6,691          6,691          114,000
   8           20,053              9,500          9,500           116,000             7,331          7,331          116,000
   9           23,156             10,546         10,546           118,000             7,868          7,868          118,000
  10           26,414             11,551         11,551           120,000             8,289          8,289          120,000
  11           29,834             12,671         12,671           122,000             8,692          8,692          122,000
  12           33,426             13,734         13,734           124,000             8,958          8,958          124,000
  13           37,197             14,724         14,724           126,000             9,079          9,079          126,000
  14           41,157             15,641         15,641           128,000             9,044          9,044          128,000
  15           45,315             16,477         16,477           130,000             8,838          8,838          130,000
  16           49,681             17,135         17,135           132,000             8,442          8,442          132,000
  17           54,265             17,711         17,711           134,000             7,830          7,830          134,000
  18           59,078             18,176         18,176           136,000             6,968          6,968          136,000
  19           64,132             18,530         18,530           138,000             5,816          5,816          138,000
  20           69,439             18,777         18,777           140,000             4,334          4,334          140,000
  25          100,227             17,539         17,539           150,000                 0              0                0
  30          139,522             10,118         10,118           160,000                 0              0                0
  35          189,673                  0              0                 0                 0              0                0
  40          253,680                  0              0                 0                 0              0                0
  45          335,370                  0              0                 0                 0              0                0
  50          439,631                  0              0                 0                 0              0                0



-------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals -1.21% on the current basis and -1.46% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JPF SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    Audited Consolidated Financial Statements

          Jefferson Pilot Financial Insurance Company and Subsidiaries

As of December 31, 1999 and 1998 and for the two years ended December 31, 1999, and the eight months ended December 31, 1997

          Jefferson Pilot Financial Insurance Company and Subsidiaries

                    Audited Consolidated Financial Statements


      As of December 31, 1999 and 1998 and for the two years ended December
             31, 1999 and the eight months ended December 31, 1997





                                    Contents

Report of Independent Auditors.................................................1

Consolidated Balance Sheets....................................................2
Consolidated Statements of Income..............................................4
Consolidated Statements of Stockholder's Equity................................5
Consolidated Statements of Cash Flows..........................................6
Notes to Consolidated Financial Statements.....................................8

                         Report of Independent Auditors


The Board of Directors
Jefferson Pilot Financial Insurance Company and Subsidiaries


We have audited the accompanying consolidated balance sheets of Jefferson Pilot Financial Insurance Company (a wholly-owned subsidiary of Jefferson-Pilot Corporation) and subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the two years in the period ended December 31, 1999 and for the eight month period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Jefferson Pilot Financial Insurance Company and subsidiaries at December 31, 1999 and 1998, and the consolidated results of their operations and their cash flows for each of the two years in the period ended December 31, 1999 and for the eight month period ended December 31, 1997, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP

Greensboro, North Carolina
August 1, 2000

          Jefferson Pilot Financial Insurance Company and Subsidiaries

                           Consolidated Balance Sheets
                    (In Thousands, except for Share Amounts)


Assets                                                                                       December 31,
Invested assets:                                                                        1999             1998
                                                                                  -----------------------------------
   Debt securities available-for-sale, at fair value (amortized cost $8,102,384
     and $7,029,122)                                                                    $ 7,827,493      $ 7,305,747
   Debt securities held-to-maturity, at amortized cost (fair value $1,762,890 and
     $1,862,069)                                                                          1,798,897        1,797,798
   Equity securities available-for-sale, at fair value (cost $58,615 and $11,475)            55,023           23,631
   Policy loans                                                                             654,431        1,194,703
   Mortgage loans on real estate                                                          1,120,310          772,304
   Real estate                                                                               41,724           35,897
   Other investments                                                                         18,749            8,004
                                                                                  -----------------------------------
Total investments                                                                        11,516,627       11,138,084

Cash and cash equivalents                                                                   156,672           14,663
Accrued investment income                                                                   169,244          143,231
Due from reinsurers                                                                       1,473,925        1,342,925
Deferred policy acquisition costs                                                           329,513          223,337
Value of business acquired                                                                  949,095          568,208
Cost in excess of net assets acquired, net of accumulated amortization
   (1999-$12,132; 1998-$9,406)                                                              266,680          192,016
Property and equipment, net of accumulated depreciation (1999-
  $53,368; 1998-$56,041)                                                                     34,951           16,066
Deferred federal income taxes                                                               123,917           40,528
Assets held in separate accounts                                                          1,483,931          919,493
Other assets                                                                                 91,581           69,359
                                                                                  -----------------------------------


                                                                                        $16,596,136      $14,667,910
                                                                                  ===================================

Liabilities
Policy liabilities:
   Policyholder contract deposits                                                 $10,781,694          $10,667,782
   Future policy benefits                                                           1,212,866              743,694
   Policy and contract claims                                                         173,612               80,832
   Premiums paid in advance                                                             2,148                2,851
   Other policyholders' funds                                                         243,502              109,102
                                                                           -----------------------------------------
Total policy liabilities                                                           12,413,822           11,604,261


Payable to affiliates                                                                  88,946              124,496
Liabilities related to separate accounts                                            1,483,931              919,493
Securities sold under repurchase agreements                                           302,358              150,372
Accrued expenses and other liabilities                                                255,990              138,194
                                                                           -----------------------------------------
                                                                                   14,545,047           12,936,816

Commitments and contingencies

Redeemable preferred stock                                                                  -                3,000

Stockholder's equity
   Common stock, par value $5 per share, 600,000 shares authorized, issued
     and outstanding                                                                    3,000                3,000
   Paid in capital                                                                  1,714,338            1,288,454
   Retained earnings                                                                  434,964              330,483
   Accumulated other comprehensive income - net unrealized  (losses) gains
     on securities                                                                   (101,213)             106,157
                                                                           -----------------------------------------
                                                                                    2,051,089            1,728,094
                                                                           -----------------------------------------


                                                                                  $16,596,136          $14,667,910
                                                                           =========================================


See notes to consolidated financial statements.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

                        Consolidated Statements of Income
                                 (In Thousands)


                                                                                                       Eight months
                                                                       Year ended                         ended
                                                                       December 31,                    December 31,
                                                                 1999                 1998                 1997
                                                          -------------------- ------------------- ---------------------
Revenues
Premiums and policy charges                                          $444,545            $447,388              $328,513
Net investment income                                                 726,928             714,504               515,347
Realized investment (losses) gains                                    (4,333)               (355)                 5,631
Other income                                                            2,372               3,929                 6,413
                                                          -------------------- ------------------- ---------------------
Total revenues                                                      1,169,512           1,165,466               855,904

Benefits and expenses
Policy benefits and claims                                            649,388             675,770               514,470
Commissions and operating
   expenses, net of deferrals                                          54,170              73,581                64,928
Amortization of intangibles                                           118,368             107,174                63,651
Taxes, licenses and fees                                               28,335              27,194                18,948
                                                          -------------------- ------------------- ---------------------
Total benefits and expenses                                           850,261             883,719               661,997
                                                          -------------------- ------------------- ---------------------

Income before federal income tax and
   preferred stock dividends                                          319,251             281,747               193,907

Federal income tax expense:
   Current                                                             69,694              72,868                40,127
   Deferred                                                            45,076              28,048                28,623
                                                          -------------------- ------------------- ---------------------
                                                                      114,770             100,916                68,750
                                                          -------------------- ------------------- ---------------------
Net income before preferred stock
   dividends                                                          204,481             180,831               125,157
Preferred stock dividends                                                   -               1,128                 2,811
                                                          -------------------- ------------------- ---------------------
Net income                                                           $204,481            $179,703              $122,346
                                                          ==================== =================== =====================


See notes to consolidated financial statements.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

                 Consolidated Statements of Stockholder's Equity
                                 (In Thousands)


                                                                                          Accumulated Other
                                                                                        Comprehensive Income -       Total
                                              Common        Paid in        Retained    Net Unrealized (Losses)     Stockholder's
                                              Stock         Capital        Earnings      Gains on Securities         Equity
                                          ----------------------------------------------------------------------------------------

Balance, April 30, 1997                         $     -   $        -         $       -        $        -           $        -

Purchase of JPFIC by JPCorp                       3,000       782,500                -                 -              785,500
AHL balances at time of affiliation with
   JPFIC                                              -       532,388           98,434           (39,249)             591,573
Net income, eight months                              -             -          122,346                 -              122,346
Other comprehensive income                            -             -                -           128,801              128,801
                                                                        ----------------------------------------------------------
   Comprehensive income                                                                                               251,147

                                          ----------------------------------------------------------------------------------------
Balance, December 31, 1997                        3,000     1,314,888          220,780            89,552            1,628,220

Net income                                            -             -          179,703                 -              179,703
Other comprehensive income                            -             -                -            16,605               16,605
                                                                        ----------------------------------------------------------
   Comprehensive income                                                                                               196,308
Less dividends paid                                   -             -          (70,000)                -              (70,000)
Purchase price adjustment                             -       (26,434)               -                 -              (26,434)
                                          ----------------------------------------------------------------------------------------
Balance, December 31, 1998                        3,000     1,288,454          330,483           106,157            1,728,094

Net income                                            -             -          204,481                 -              204,481
Other comprehensive income                            -             -                -          (207,370)            (207,370)
                                                                        ----------------------------------------------------------
      Comprehensive income                                                                                             (2,889)
Less dividends paid                                   -             -         (100,000)                -             (100,000)
Acquisition of GLIC                                   -       425,884                -                 -              425,884

                                          ----------------------------------------------------------------------------------------
Balance, December 31, 1999                      $ 3,000   $ 1,714,338        $ 434,964        $ (101,213)          $2,051,089
                                          ========================================================================================


See notes to consolidated financial statements.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

                      Consolidated Statements of Cash Flows
                                 (In Thousands)


                                                                                          Eight months
                                                                 Year ended                  ended
                                                                December 31,              December 31,
                                                            1999             1998             1997
                                                     -----------------------------------------------------
Operating activities
 Net income                                                 $204,481          $179,703        $122,346
Adjustments to reconcile net income to
   net cash provided by operating activities:
Change in future policy benefits, policy and
  contract claims and premiums paid in advance, net            6,635          (103,826)         15,614
Credits to policyholder accounts, net                         52,210            79,661         192,962
Policy acquisition costs deferred,
   net of amortization                                      (106,175)          (91,387)        (47,202)
Net amortization of value of
   business acquired                                          59,607            47,704          (3,159)
Change in accrued investment income                           (6,250)           (2,902)            704
Realized investment losses (gains)                             4,333               355          (5,631)
Amortization of investment
   premium                                                    14,498            20,905          24,552
Provision for depreciation                                     6,417            10,737           1,210
Provision for deferred income tax                             45,076            28,048          28,623
Change in receivables and asset accruals                       5,800           (27,420)         75,840
Change in payables and expense accruals                       59,476            73,872         (32,857)
Other operating activities, net                               (6,629)          (16,878)         22,223
                                                     -----------------------------------------------------
 Net cash provided by operating activities                   339,479           198,572         395,225
                                                     -----------------------------------------------------

 Investing activities
 Proceeds from sales of debt securities                      693,010           356,442         526,259
 Proceeds from maturities of debt securities                 978,645           994,576         551,720
 Proceeds from sales of equity securities                      2,616            11,294          10,386
 Purchases of debt securities                             (1,567,094)       (1,347,301)     (1,042,253)
 Purchases of equity securities                              (11,354)          (13,805)           (322)
 Mortgage loans originated                                  (279,375)         (260,915)       (323,058)
 Repayments of mortgage loans                                 40,859            79,556          40,001
 Policy loans issued, net of repayments                      (22,168)          (12,004)         15,683
 Other investing activities, net                               5,896             6,996           1,405
                                                     -----------------------------------------------------
 Net cash used in investing activities                      (158,965)         (185,161)       (220,179)
                                                     -----------------------------------------------------

          Jefferson Pilot Financial Insurance Company and Subsidiaries

                                 (In Thousands)


                                                                                               Eight months
                                                               Year ended                         ended
                                                              December 31,                     December 31,
                                                            1999               1998                1997
                                                 -----------------------------------------------------------
Financing activities
Deposits credited to policyholders' funds                834,017            902,909             763,509
Withdrawals from policyholders' funds                   (965,290)          (966,006)           (855,580)
Dividends paid                                          (100,000)           (70,000)                  -
Proceeds from securities sold under
   repurchase agreements                                 151,986            150,593             (44,958)
Other financing activities                                (4,184)           (53,068)            (43,301)
                                                 -----------------------------------------------------------
Net cash used in financing activities                    (83,471)           (35,572)           (180,330)
                                                 -----------------------------------------------------------

Change in cash and cash equivalents                       97,043            (22,161)             (5,284)
Cash of GLIC at date of acquisition                       44,966                  -                   -
Cash and cash equivalents, beginning
   of period                                              14,663             36,824              42,108
                                                 -----------------------------------------------------------
Cash and cash equivalents, end of period             $   156,672        $    14,663            $ 36,824
                                                 ===========================================================


See notes to consolidated financial statements.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements



1. Basis of Presentation

Principles of Consolidation

The consolidated financial statements presented herein represent the merger of three insurance companies that previously were affiliated through a common parent. The merger (reorganization of affiliates) under the common parent has been accounted for on a basis similar to a pooling-of-interests utilizing the parent's historical basis. The historical accounting basis includes the "pushed down" effect of purchase accounting utilized by the common parent to the three individual companies. The merger was effective August 1, 2000, and included no additional consideration. The parties to the merger include Jefferson Pilot Financial Insurance Company (the Company or JPFIC), the survivor in the reorganization, acquired by the common parent Jefferson-Pilot Corporation (JPCorp) effective April 30, 1997, Alexander Hamilton Life Insurance Company of America (AHL), acquired by JPCorp in 1995 and Guarantee Life Insurance Company
(GLIC), a wholly-owned subsidiary of The Guarantee Life Companies, Inc., (TGLCI) which was acquired by JPCorp effective December 30, 1999. The financial statements presented include the periods for which each of three companies were affiliated through common ownership by JPCorp. JPFIC is the survivor company, and therefore, the related statements of income, stockholder's equity and cash flows are presented only for the period in which JPCorp owned the Company. Significant intercompany transactions have been eliminated in consolidation.

Nature of Business

After the merger, the Company is wholly-owned by JPCorp. The merged Company and subsidiaries are principally engaged in the sale of individual life insurance products, individual annuity products, individual investment products, and worksite and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents throughout the Unites States.

Acquisitions

JPCorp acquired the Company on May 13, 1997, with an effective date of April 30, 1997. The acquisition was accounted for as a purchase, utilizing "push down" accounting, and the assets and liabilities were recorded at fair value as of April 30, 1997. The original cost of the acquisition as of April 30, 1997 was $785 million, including all acquisition costs. Subsequent adjustments to the original purchase price in 1998 resulted in a downward adjustment of the purchase price to $759 million. The amount allocated to value of business acquired and cost in excess of net assets acquired was $460 million and $100 million, respectively.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

1. Basis of Presentation (continued)

Acquisitions (continued)

AHL was acquired by JPCorp on October 1, 1995, and included substantially all of the life insurance and single premium deferred annuity contracts in force as of the acquisition date. Certain blocks of business including structured settlements, lottery business and Corporate Owned Life Insurance (COLI) written prior to the acquisition as well as certain business written in conjunction with the seller's lending business were 100% reinsured with affiliates of the seller on a coinsurance basis. The aggregate purchase was $575 million including all acquisition costs. The value of business acquired resulting from this acquisition amounted to $325 million while cost in excess of net assets acquired came to $50 million.

GLIC was acquired by JPCorp through the acquisition of its parent on December 30, 1999 for an aggregate purchase price of $426 million. The preliminary amount allocated to value of business acquired and cost in excess of net assets acquired was $206 million and $81 million, respectively.

The following proforma results of operations for the year ended December 31, 1999, assume that the GLIC acquisition occurred as of January 1, 1999. The proforma results have been prepared for comparative purposes only and do not purport to indicate the results of operations which would have actually been reported had the acquisition occurred on January 1, 1999, or which may occur in the future (in thousands):

          Net revenues                  $1,665,614
          Net income                    $  207,136

          Jefferson Pilot Financial Insurance Company and Subsidiaries

2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are asset valuation allowances, policy liabilities, deferred policy acquisition costs, value of business acquired and the potential effects of resolving litigated matters.

Cash and Cash Equivalents

The Company includes with cash and cash equivalents its holdings of short-term investments which are highly liquid investments that mature within three months of the date of acquisition.

Invested Assets

Debt securities are classified as either securities held-to-maturity, stated at amortized cost, or as securities available-for-sale, stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs and value of business acquired.

Equity securities are classified as securities available-for-sale, stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs and value of business acquired.

Policy loans are carried at the unpaid balances.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

2. Summary of Significant Accounting Policies (continued)

Invested Assets (continued)

Mortgage loans on real estate are stated at the unpaid balances, net of allowances for unrecoverable amounts. The Company's mortgage loan portfolio is comprised primarily of conventional real estate mortgages collateralized by retail (28%) and (33%), apartment (20%) and (18%), industrial (24%) and (17%), hotel (11%) and (14%), and office (17%) and (16%) properties at December 31, 1999 and 1998, respectively.

Mortgage loan underwriting standards emphasize the credit status of a prospective borrower, quality of the underlying collateral and conservative loan-to-value relationships. Of stated mortgage loan balances as of December 31, 1999 and 1998, 29% and 28% are due from borrowers in South Atlantic states, 24% and 28% are due from borrowers in West South Central states, 10% and 10% are due from borrowers in West North Central states, 11% and 7% are due from borrowers in East North Central states, 10% and 7% are due from borrowers in Pacific states, and 10% and 12% are due from borrowers in Mountain states. No other geographic region represents as much as 10% of December 31, 1999 and 1998 mortgage loans.

Amortization of premiums and accrual of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on dispositions of securities are determined by the specific identification method.

Recognition of Revenues, Benefits, Claims and Expenses

Universal Life Products

Universal life products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. Revenues for universal life products consist of policy charges for the cost of insurance, policy administration and surrenders that have been assessed against policy account balances during the period.

Policy fund liabilities for universal life and other interest-sensitive life insurance policies are computed in accordance with the retrospective deposit method and represent policy account balances before surrender charges. Policy fund assets and liabilities for variable universal life insurance are segregated and recorded as separate account assets and liabilities. Separate account assets are carried at market values as of the balance sheet date and are invested by the Company

          Jefferson Pilot Financial Insurance Company and Subsidiaries

2. Summary of Significant Accounting Policies (continued)

Recognition of Revenues, Benefits, Claims and Expenses (continued)

at the direction of the policyholder. Investments are made in different portfolios in a series fund. Each of the portfolios has specific investment objectives and the investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders. Accordingly, operating results of the separate accounts are not included in the consolidated statements of income.

Policy claims that are charged to expense include claims incurred in the period in excess of related policy account balances. Other policy benefits include interest credited to universal life and other interest-sensitive life insurance policies.

Investment Products

Investment products include variable annuities, fixed premium annuities, flexible premium annuities, structured settlement annuities and other supplementary contracts without life contingencies. Revenues for investment products consist of policy charges for the cost of insurance, policy administration and surrenders that have been assessed against policy account balances during the period. Deposits for these products are recorded as policy fund liabilities, which are increased by interest credited to the liabilities and decreased by withdrawals and policy charges assessed against the contract holders.

Traditional Life Insurance Products

Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Premium revenues for traditional life insurance are recognized as revenues when due. The liabilities for future policy benefits are computed by the net level premium method based on estimated future investment yield, mortality and withdrawal experience. Mortality is calculated principally on an experience multiple applied to select and ultimate tables in common usage in the industry. Estimated withdrawals are determined principally based on industry tables. Policy benefits and claims are charged to expense as incurred.

Interest Rate Assumptions

The liability for future policy benefits associated with ordinary life insurance policies has been determined using initial interest rate assumptions ranging from 2% to 9.9% and, when applicable, uniform grading over 20 to 30 years to ultimate rates ranging from 2% to 6%.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

2. Summary of Significant Accounting Policies (continued)

Recognition of Revenues, Benefits, Claims and Expenses (continued)

Credited interest rates for universal life-type products ranged from 4.1% to 6.6% in 1999, 3.8% to 6.85% in 1998, and 4% to 7.5% in 1997. The average credited interest rates for universal life-type products were 5.28%, 5.96% and 6.25% for 1999, 1998 and 1997. For annuity products, credited interest rates generally ranged from 4% to 6% in 1999, 1998, and 1997.

Accident and health and disability insurance premiums are earned on a monthly pro rata basis over the terms of the policies. Benefits include paid claims plus an estimate for known claims and claims incurred but not reported as of the balance sheet date.

Policy and Contract Claims

The liability for policy and contract claims consists of the estimated amount payable for claims reported but not yet settled, and an estimate of claims incurred but not reported, which is based on historical experience, adjusted for trends and circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.

Reinsurance

Reinsurance receivables include amounts recoverable from reinsurers related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder contract deposits. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

Deferred Policy Acquisition Costs and Value of Business Acquired

Costs related to obtaining new business, including commissions, certain costs of underwriting and issuing policies and certain agency office expenses, all of which vary with and are primarily related to the production of new business, have been deferred.

Deferred policy acquisition costs for traditional life insurance polices are amortized over the premium paying periods of the related contracts using the same assumptions for anticipated premium revenue that are used to compute liabilities for future policy benefits. For universal life and investment products, these costs are amortized at a constant rate based on the present value of the estimated future gross profits to be realized over the terms of the contracts, not to exceed 25 years.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

2. Summary of Significant Accounting Policies (continued)

Deferred Policy Acquisition Costs and Value of Business Acquired (continued)

Value of business acquired represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuity business purchased, using the same assumptions used to value the related liabilities. Amortization of the value of business acquired occurs over the related contract periods, using current crediting rates to accrete interest and a constant amortization rate based on the present value of expected future profits.

The carrying amounts of deferred policy acquisition costs and value of business acquired related to universal life and investment contracts is adjusted to reflect the effects that the unrealized gains or losses on investments classified as available-for-sale would have had on the present value of estimated gross profits had such gains or losses actually been realized. This adjustment is excluded from income and charged or credited directly to accumulated other comprehensive income, net of applicable deferred income tax. The carrying amounts of deferred policy acquisition costs and value of business acquired are also adjusted for the effect of realized gains and losses.

The carrying amounts of deferred policy acquisition costs and value of business acquired are reviewed periodically to determine that the unamortized portion does not exceed expected recoverable amounts. No impairment adjustments have been reflected in earnings for any period presented.

Cost in Excess of Net Assets Acquired

The excess of JPCorp's purchase price over the fair value of assets acquired, which has been "pushed down" to the Company level for financial reporting purposes, is being amortized on a straight-line basis over 25 to 35 years. Carrying amounts are regularly reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors.

Property and Equipment

Property and equipment used in operations are carried at cost, less accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated remaining useful lives of the assets.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

2. Summary of Significant Accounting Policies (continued)

Federal Income Taxes

For each of the periods presented, each of the insurance companies, JPFIC, AHL and TGLCI, have filed separate consolidated tax returns with their wholly-owned subsidiaries.

Deferred income tax assets and liabilities are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the financial statements. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.

New Accounting Pronouncement

Effective January 1, 2001, the Company will adopt SFAS 133, "Accounting for Derivative Instruments and for Hedging Activities". SFAS 133 requires companies to recognize all derivatives on the balance sheet at fair value and establishes special accounting rules for hedging activities. The effect of the hedge accounting rules is to permit a company to offset changes in fair value or cash flows of both the hedged item and hedging instrument in earnings in the same period. Changes in the fair value of derivatives that do not qualify for hedge accounting are reported in earnings in the period of the change. Based on the limited nature of the Company's use of derivatives and hedging activities, adoption of this pronouncement is not expected to have a material impact on the Company's financial position or results of operations.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

3. Invested Assets

Aggregate amortized cost, aggregate fair value and gross unrealized gains and losses of debt securities were as follows (in thousands):

                                                                     December 31, 1999
                                          ------------------------------------------------------------------------
                                                                  Gross            Gross
                                              Amortized        Unrealized        Unrealized           Fair
                                                 Cost             Gains           (Losses)           Value
                                          ------------------------------------------------------------------------
  Available-for-sale carried
     at fair value
  U.S. Treasury obligations and direct
     obligations of U.S. government
     agencies                                   $  156,185          $   439       $    (275)         $  156,349
  Corporate bonds                                5,116,508            8,135        (211,387)          4,913,256
  Obligations of states and political
     subdivisions                                    7,582                -            (883)              6,699
  Mortgage-backed securities                     2,809,367            9,564         (80,794)          2,738,137
  Redeemable preferred stocks                       12,742              381             (71)             13,052
                                          ------------------------------------------------------------------------
  Total debt securities                         $8,102,384          $18,519       $(293,410)         $7,827,493
                                          ========================================================================

  Held-to-maturity carried
     at amortized cost
  U.S. Treasury obligations and
     direct obligations of U.S.
     government agencies                        $    6,616          $    -        $       -          $    6,616
  Corporate bonds                                1,735,122            1,999         (37,650)          1,699,471
  Obligations of states and
     political subdivisions                         11,091                -               -              11,091
  Mortgage-backed securities                         2,985                -               -               2,985
  Affiliate bonds                                   43,083                3            (359)             42,727
                                          ------------------------------------------------------------------------
  Total debt securities                         $1,798,897           $2,002        $(38,009)         $1,762,890
                                          ========================================================================

          Jefferson Pilot Financial Insurance Company and Subsidiaries

3. Invested Assets (continued)

                                                                              December 31, 1998
                                                     ---------------------------------------------------------------------
                                                                            Gross              Gross
                                                         Amortized       Unrealized         Unrealized         Fair
                                                            Cost            Gains            (Losses)         Value
                                                     ----------------- ---------------- ---------------- -----------------
         Available for sale carries
            at fair value
         U.S. Treasury obligations
            and direct obligations of
            U.S. government agencies                     $  127,215         $   6,425     $          -       $  133,640
         Corporate bonds                                  4,194,389           202,304          (31,262)       4,365,431
         Obligations of states and
            political subdivisions                           12,225                97             (165)          12,157
         Mortgage-backed securities                       2,681,474           104,692           (6,599)       2,779,567
         Redeemable preferred stocks                         13,819             1,154              (21)          14,952
                                                     ----------------- ---------------- ---------------- -----------------
         Total debt securities                           $7,029,122         $ 314,672     $    (38,047)      $7,305,747
                                                     ================= ================ ================ =================

         Held to maturity carried
            at amortized cost
         Corporate bonds                                 $1,752,631           $63,498     $     (2,235)      $1,813,894
         Affiliate bonds                                     45,167             3,008                -           48,175
                                                     ----------------- ---------------- ---------------- -----------------
         Total debt securities                           $1,797,798         $  66,506     $     (2,235)      $1,862,069
                                                     ================= ================ ================ =================


Affiliate bonds consist of securities issued by Jefferson-Pilot Communications Company, an affiliate. Interest earned on these bonds totaled $3.1 million, $3.3 million and $2.9 million in 1999, 1998 and 1997, respectively.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

3. Invested Assets (continued)

Aggregate amortized cost and aggregate fair value of debt securities at December 31, 1999 by contractual maturity were as follows (in thousands):

                                                          Available-for-Sale              Held-to-Maturity
                                                   ----------------------------------------------------------------
                                                      Amortized          Fair         Amortized         Fair
                                                         Cost           Value            Cost           Value
                                                   ----------------------------------------------------------------

Due in one year or less                                 $  178,084      $  178,114      $  222,498      $  222,543
Due after one year through five years                    1,197,090       1,181,542         726,094         716,731
Due after five years through ten years                   1,761,089       1,681,859         189,634         183,210
Due after ten years                                        963,539         922,923         123,780         121,722
Amounts not due at a single maturity date                4,002,582       3,863,055         536,891         518,684
                                                   ----------------------------------------------------------------
                                                        $8,102,384      $7,827,493      $1,798,897      $1,762,890
                                                   ================================================================

Actual future maturities will differ from the contractual maturities shown because the issuers of certain debt securities have the right to call or prepay the amounts due to the Company, with or without penalty.

The sources of net investment income were as follows (in thousands):

                                                                                                 Eight months
                                                                                                    ended
                                                            Year ended December 31,              December 31,
                                                        1999                   1998                  1997
                                                 ----------------------------------------------------------------

Debt securities                                          $648,201             $647,093                $470,786
Equity securities                                           2,817                2,710                   3,477
Policy loans                                               27,098               24,598                  16,086
Mortgage loans                                             71,170               53,549                  28,851
Other                                                       7,086               11,316                   9,439
                                                 ----------------------------------------------------------------
Gross investment income                                   756,372              739,266                 528,639
Investment expenses                                        29,444               24,762                  13,292
                                                 ----------------------------------------------------------------
Net investment income                                    $726,928             $714,504                $515,347
                                                 ================================================================

          Jefferson Pilot Financial Insurance Company and Subsidiaries

3. Invested Assets (continued)

Realized investment gains and (losses) were as follows (in thousands):

                                                                                                   Eight months
                                                                                                      ended
                                                                Year ended December 31,            December 31,
                                                               1999               1998                 1997
                                                         -----------------------------------------------------------

Debt securities                                                $(4,932)         $ 7,679             $   4,826
Equity securities                                                  (95)           2,899                 1,534
Real estate                                                        157            1,640                   532
Increase in mortgage loan valuation allowance                     (411)          (9,800)                    -
Amortization of value of business acquired
     and deferred policy acquisition costs                       1,643           (2,365)                 (444)
Other                                                             (695)            (408)                 (817)
                                                       ------------------------------------------------------------
                                                               $(4,333)         $  (355)            $   5,631
                                                       ============================================================

Information about gross realized gains and losses on available-for-sale securities transactions is as follows (in thousands):

                                                                                                       Eight months
                                                                                                          ended
                                                                      Year ended December 31,          December 31,
                                                                      1999               1998                1997
                                                                ----------------- ------------------- -------------------
Gross realized:
   Gains                                                               $  6,786           $17,299             $15,388
   Losses                                                               (12,354)           (7,247)             (8,699)
                                                                ----------------- ------------------- -------------------
Net realized (losses) gains on available-for-
   sale securities                                                     $ (5,568)          $10,052             $ 6,689
                                                                ================= =================== ===================

          Jefferson Pilot Financial Insurance Company and Subsidiaries

3. Invested Assets (continued)

The changes in unrealized gains and (losses) on securities classified as available-for-sale for the Company were as follows (in thousands):

                                                                                                    Eight months
                                                                                                        ended
                                                                  Year ended December 31,            December 31,
                                                                 1999                1998               1997
                                                     --------------------------------------------------------------
Change in equity securities                                 $  (1,902)           $ (1,697)         $   3,842
Change in debt securities                                    (551,516)             44,398            315,835
Change in value of business acquired
   adjustment                                                 234,387             (17,156)          (121,522)
                                                     --------------------------------------------------------------
                                                             (319,031)             25,545            198,155
Deferred income taxes                                         111,661              (8,940)           (69,354)
                                                     --------------------------------------------------------------
Change in net unrealized gains                              $(207,370)           $ 16,605          $ 128,801
                                                     ==============================================================

The Company participates in a securities lending program. The Company generally receives cash collateral in an amount that is in excess of the market value of the securities loaned. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary. At December 31, 1999, the market value of securities loaned and collateral received amounted to $59.7 million and $63.1 million, respectively. At December 31, 1998, the market value of securities loaned and collateral received amounted to $99.7 million and $104.3 million, respectively.

The allowance for credit losses on mortgage loans increased from $0 at April 30, 1997 to $9.8 million at December 31, 1998 to $10.2 million at December 31, 1999.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

4. Derivatives

Use of Derivatives

The Company's investment policy permits the use of derivative financial instruments such as interest rate swaps in certain circumstances. The following summarizes open interest rate swaps at December 31 (in thousands):

                                                                                  1999                   1998
                                                                            ------------------ --- ------------------
              Received-fixed  swaps held as hedges of direct
                    investments
                       Notional amount                                          $137,440               $137,440
                       Average rate received                                      7.28%                  7.28%
                       Average rate paid                                          5.62%                  5.55%

              Received-fixed  swaps held to modify annuity
                    crediting rates
                       Notional amount                                           $17,500                $17,500
                       Average rate received                                      6.78%                  6.78%
                       Average rate paid                                          5.33%                  5.31%

Hedging Direct Investments

Interest rate swaps are used to reduce the impact of interest rate fluctuations on specific floating-rate direct investments. Interest is exchanged periodically on the notional value, with the Company receiving a fixed rate and paying a short-term LIBOR rate on a net exchange basis. The net amount received or paid under swaps is reflected as an adjustment to investment income. All of the hedges are of investments classified as available-for-sale, and net unrealized gains and losses, net of the effects of income taxes and the impact on deferred policy acquisition costs and the value of business acquired, are not significant and are included in accumulated other comprehensive income in stockholder's equity as of December 31, 1999 and 1998.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

4. Derivatives (continued)

Modifying Annuity Crediting Rates

Interest rate swaps are used to modify the interest characteristics of certain blocks of annuity contract deposits. Interest is exchanged periodically on the notional value, with the Company receiving a fixed rate and paying various short-term LIBOR rates on a net exchange basis. The net amount received or paid under these swaps is reflected as an adjustment to annuity benefits.

Hedging Equity Indexed Annuity Crediting Rates

GLIC marketed an equity indexed annuity product which has an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 index. GLIC historically managed this risk by purchasing call options that mirrored the interest credited to the contracts. As of December 31, 1999, the fair value of these options totaled $5 million. The fair value equaled the carrying value due to the mark-to-market adjustment made to GLIC's assets as of the acquisition date.

Credit and Market Risk

The Company is exposed to credit risk in the event of non-performance by counterparties to swap agreements. The Company limits this exposure by entering into swap agreements with counterparties having high credit ratings and by regularly monitoring the ratings.

The Company's credit exposure on swaps is limited to the fair value of swap agreements that are favorable to the Company. The Company does not expect any counterparty to fail to meet its obligation; however, non-performance would not have a material adverse effect on the Company's financial position or results of operations.

The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of swap agreements and the related direct investments. The Company routinely monitors correlation between hedged items and hedging instruments. In the event a hedge relationship is terminated or loses correlation, any related hedging instrument that remained would be marked-to-market through income. If the hedging instrument is terminated, any gain or loss is deferred and amortized over the remaining life of the hedged asset.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

5. Deferred Policy Acquisition Costs and Value of Business Acquired

Policy acquisition costs deferred and the related amortization charged to income were as follows (in thousands):

                                                                                                Eight months
                                                                                                   ended
                                                                   Year ended December 31,      December 31,
                                                                    1999              1998          1997
                                                        ------------------------------------------------------

Beginning balance                                              $ 223,337         $ 132,215         $      -
AHL balance at time of affiliation with JPFIC                          -                 -           64,658
Deferral:
   Commissions                                                   104,033            78,759           49,865
   Other                                                          30,801            29,960           23,218
                                                        ------------------------------------------------------
                                                                 134,834           108,719           73,083
Amortization                                                     (29,273)          (17,332)          (5,526)
Adjustment related to realized losses (gains) on debt
   securities                                                        615              (265)               -
                                                        ------------------------------------------------------
Ending balance                                                 $ 329,513         $ 223,337         $132,215
                                                        ======================================================

Changes in the value of business acquired were as follows (in thousands):

                                                                                                Eight months
                                                                                                   ended
                                                                   Year ended December 31,      December 31,
                                                                    1999             1998          1997
                                                        -----------------------------------------------------

Beginning balance                                               $568,208         $622,438        $       -
Purchase of JPFIC by JPCorp.                                           -                -          481,600
AHL balance at time of affiliation with JPFIC                          -                -          279,556
Deferral of commissions and accretion
   of interest                                                    22,142           37,281           36,809
Amortization                                                     (82,778)         (83,518)         (53,561)
Adjustment related to purchase accounting
   adjustments                                                   206,108           11,263                -
Adjustment related to realized losses (gains) on
   debt securities                                                 1,028           (2,100)            (444)
Adjustment related to unrealized losses (gains) on
   securities available-for-sale                                 234,387          (17,156)        (121,522)
                                                        -----------------------------------------------------
Ending balance                                                  $949,095         $568,208        $ 622,438
                                                        =====================================================

          Jefferson Pilot Financial Insurance Company and Subsidiaries

5. Deferred Policy Acquisition Costs and Value of Business Acquired (continued)

Expected approximate amortization percentages of the value of business acquired as of December 31, 1999 over the next five years were as follows:

          Year ending December 31:
             2000                                                          9.8%
             2001                                                          8.7%
             2002                                                          7.8%
             2003                                                          7.1%
             2004                                                          6.4%

6. Federal Income Taxes

The tax effects of temporary differences that gave rise to deferred income tax assets and liabilities are as follows (in thousands):

                                                                                            December 31,
                                                                                       1999             1998
                                                                                 -----------------------------------
Deferred income tax assets:
   Difference in policy liabilities                                                    $ 253,904        $ 266,372
   Net unrealized losses on securities                                                    54,699                -
   Obligation for postretirement benefits                                                    650                -
   Depreciation differences                                                                    -            2,263
   Deferred compensation                                                                  20,577           19,445
   Differences in investment basis                                                         7,754                -
   Other deferred tax assets                                                              80,677           38,186
                                                                                 -----------------------------------
Gross deferred tax assets                                                                418,261          326,266

Deferred income tax liabilities:
   Net unrealized gains on securities                                                          -          (57,162)
   Deferral of policy acquisition costs and value of business acquired                  (251,052)        (184,861)
   Deferred gain recognition for income tax purposes                                           -          (11,115)
   Obligation for postretirement benefits                                                      -              (40)
   Depreciation differences                                                               (3,678)               -
   Other deferred tax liabilities                                                        (39,614)         (32,560)
                                                                                 -----------------------------------
Gross deferred tax liabilities                                                          (294,344)        (285,738)
                                                                                 -----------------------------------
Net deferred income tax assets                                                         $ 123,917        $  40,528
                                                                                 ===================================

          Jefferson Pilot Financial Insurance Company and Subsidiaries

6. Federal Income Taxes (continued)

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus". The Company has approximately $15.8 million of untaxed "Policyholders' Surplus" on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. The Clinton administration is proposing to tax, as part of its 2001 budget initiative, the "Policyholders' Surplus" over a five-year period. No related deferred tax liability has been recognized for the potential tax which would approximate $5.5 million under current proposed rates.

Federal income taxes paid in 1999 and 1998 were $52 million and $70 million, respectively. Federal income taxes paid in the eight month period ended December 31, 1997 were $47 million.

7. Retirement Benefit Plans

Pensions

The Company's employees participate in JPCorp's defined benefit pension plans covering substantially all employees. The plans are noncontributory and are funded through group annuity contracts issued by Jefferson-Pilot Life Insurance Company, an affiliate. The assets of the plan are those of the related contracts, and are primarily held in the separate accounts of Jefferson-Pilot Life Insurance Company. The plans provide benefits based on annual compensation and years of service. The funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The plans are administered by JPCorp. Pension expense for all years presented was not significant.

Other Postretirement Benefits

The Company provides certain other postretirement benefits, principally health care and life insurance, to retired employees and their beneficiaries and covered dependents. The Company contributes to a welfare benefit trust from which future benefits will be paid. The Company accrues the cost of providing postretirement benefits other than pensions during the employees' active service period. Plan expense for all years presented was not significant.

Defined Contribution Plans

Defined contribution retirement plans cover most employees and full time agents. The Company matches a portion of participant contributions and makes profit sharing contributions to a fund that acquires and holds shares of JPCorp's common stock. Most plan assets are invested under a group variable annuity contract issued by Jefferson-Pilot Life Insurance Company. Plan expense for all years presented was not significant.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

8.  Commitments and Contingent Liabilities

The Company leases electronic data processing equipment and field office space under noncancelable operating lease agreements. The lease terms generally range from three to five years. Neither annual rent nor future rental commitments are significant.

The Company routinely enters into commitments to extend credit in the form of mortgage loans and to purchase certain debt securities for its investment portfolio in private placement transactions. The fair value of outstanding commitments to fund mortgage loans and to acquire debt securities in private placement transactions, which are not reflected in the consolidated balance sheet, approximates $4.5 million as of December 31, 1999.

The Company is a defendant in a proposed class action suit. The suit alleges deceptive practices, fraudulent and negligent misrepresentation and breach of contract in the sale of certain life insurance policies using policy illustrations which plaintiffs claim were misleading. Unspecified compensatory and punitive damages, costs and equitable relief are sought in the case. While management is unable to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome in the case, management believes that it has made appropriate disclosures to policyholders as a matter of practice, and intends to vigorously defend its position.

In the normal course of business, the Company and its subsidiaries are parties to various lawsuits. Because of the considerable uncertainties that exist, the Company cannot predict the outcome of pending or future litigation. However, management believes that the resolution of pending legal proceedings will not have a material adverse effect on the Company's financial position or liquidity, although it could have a material adverse effect on the results of operations for a specific period.

9. Reinsurance

The Company attempts to reduce its exposure to significant individual claims by reinsuring portions of certain life insurance contracts written. The maximum amount of individual life insurance retained on any one life, including accidental death benefits, is $1.5 million.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

9. Reinsurance (continued)

The effect of reinsurance in the consolidated statements of income for the year ended December 31, 1999 was as follows (in thousands):

                                                                              Eight months ended
                                                Year ended December 31,          December 31,
                                                 1999              1998              1997
                                          -------------------------------------------------------
Direct premiums and other considerations         $561,978         $557,495           $370,897
Less premiums and other
   considerations ceded                           118,336          140,998             43,588
Plus premiums and other
   considerations assumed                             903           30,891              1,204
                                          -------------------------------------------------------
Net premiums and other
   considerations                                $444,545         $447,388           $328,513
                                          =======================================================

Policy benefits and claims ceded                 $232,886         $263,789           $ 89,643
                                          =======================================================

Reinsurance contracts do not relieve the Company from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to the Company. The Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk related to reinsurance activities. No significant credit losses resulted from the Company's reinsurance activities during any period presented.

The Company reinsured 100% of the Periodic Payment Annuities (PPA), COLI and Affiliated credit insurance business written prior to the AHL acquisition by JPCorp in 1995 with affiliates of Household International, Inc. on a coinsurance basis. Balances are settled monthly, and the Company is compensated by the reinsurers for administrative services related to the reinsured business. The amounts due from reinsurers in the consolidated balance sheets include $1,080 million and $1,057 million due from the Household affiliates at December 31, 1999 and 1998.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

9. Reinsurance (continued)

Assets related to the reinsured PPA and COLI business have been placed in irrevocable trusts formed to hold the assets for the benefit of the Company and are subject to investment guidelines which identify (1) the types and standards of securities in which new investments are permitted, (2) prohibited new investments, (3) individual credit exposure limits and (4) portfolio characteristics. Household has unconditionally and irrevocably guaranteed, as primary obligor, full payment and performance by its affiliated reinsurers. The Company has the right to terminate the PPA and COLI reinsurance agreements by recapture of the related assets and liabilities if Household does not take a required action under the guarantee agreements within 90 days of a triggering event. The Company has the option to terminate the PPA and COLI reinsurance agreements on the seventh anniversary of the acquisition, by recapturing the related assets and liabilities at an agreed-upon price or their then current fair values as independently determined.

As of December 31, 1999 and 1998, the Company had a reinsurance recoverable of $87 million and $95 million, respectively, from a another reinsurer, pursuant to a 50% coinsurance agreement. The Company and the reinsurer are joint and equal owners in $191 million of securities and short-term investments as of December 31, 1999 and 1998, respectively, 50% of which is included in investments in the accompanying consolidated balance sheets.

10. Statutory Financial Information

The Company prepares financial statements on the basis of statutory accounting practices (SAP) prescribed or permitted by the Nebraska Department of Insurance. Prescribed SAP include a variety of publications of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompass all accounting practices not so prescribed. The impact of permitted accounting practices on statutory capital and surplus is not significant for the Company.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

10. Statutory Financial Information (continued)

The principal differences between SAP and generally accepted accounting principles (GAAP) as they relate to the financial statements of the Company are
(1) policy acquisition costs are expensed as incurred under SAP, whereas they are deferred and amortized under GAAP, (2) amounts collected from holders of universal life-type and investment products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided, (3) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP, (4) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP, (5) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP, (6) no provision is made for deferred income taxes under SAP, and (7) certain assets are not admitted for purposes of determining surplus under SAP.

Reported capital and surplus on a statutory basis (including GLIC at December 31, 1999 only) at December 31, 1999 and 1998 was $874 million and $651 million. Reported statutory net income (excluding GLIC) for the years ended December 31, 1999 and 1998 was $198 million and $191 million, respectively, and for the eight months ended December 31, 1997 was $95 million.

Prior to the acquisition of GLIC by JPCorp, GLIC converted from a mutual form to a stock life company. In connection with that conversion, GLIC agreed to segregate certain assets to provide for dividends on participating policies using dividend scales in effect at the time of the conversion, providing that the experience underlying such scales continued. The assets, including the revenue therefrom, allocated to the participating policies will accrue solely to the benefit of those policies. At December 31, 1999, the assets and liabilities relating to these participating policies amounted to $332 million and $371 million. The excess of liabilities over the assets represents the total estimated future earnings expected to emerge from these participating policies.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

10. Statutory Financial Information (continued)

The amount of GAAP equity in excess of statutory surplus is unavailable for distribution. In addition, various state insurance laws restrict the Company and its insurance subsidiaries as to the amount of dividends from statutory surplus they may pay without the prior approval of regulatory authorities. The restrictions generally are based on net gains from operations and on certain levels of surplus as determined in accordance with statutory accounting practices. Dividends in excess of such thresholds are considered "extraordinary" and require prior regulatory approval.

Risk-Based Capital ("RBC") requirements promulgated by the NAIC require life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk and general business risk. As of December 31, 1999, JPFIC, AHL, and GLIC each had adjusted capital and surplus that exceeded authorized control level RBC.

The NAIC Codification of Statutory Accounting Principles (Codification) has been completed. The purpose of Codification is to create uniformity in statutory financial reporting across states. Codification must be adopted by individual states before it will have any bearing on the statutory reporting requirements of their domiciliary companies. The NAIC is encouraging the states to adopt Codification as soon as possible, with an implementation date of January 1, 2001. The Company does not expect implementation to have a material impact on its statutory surplus; however, implementation is expected to result in a net reduction of statutory surplus and RBC throughout the insurance industry.

11.  Transactions with Affiliated Companies

The Company has entered into service agreements with JPCorp and other subsidiaries of JPCorp for personnel and facilities usage, general management services and investment management services. The Company expensed $75.7 million, $83.3 million, and $73.8 million in 1999, 1998, and the eight months ended December 31, 1997 for general management and investment services provided by Jefferson-Pilot Life Insurance Company, another wholly-owned subsidiary of JPCorp of which $55.9 million and $60.7 million remained payable as of December 31, 1999 and 1998, respectively. The remainder of the payable to affiliates at year end was due to other affiliates.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

12. Fair Values of Financial Instruments

Fair values of financial instruments are based on quoted market prices where available. Fair values of financial instruments for which quoted market prices are not available are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rates and the estimates of future cash flows. Certain financial instruments, particularly insurance contracts, are excluded from fair value disclosure requirements.

The methods and assumptions used to estimate the fair value of financial instruments are as follows:

     o Fair values of debt securities with active markets are based on quoted market prices. For debt securities that trade in less active markets, fair values are obtained from independent pricing services. Fair values of debt securities are principally a function of current interest rates.

     o    Fair values of equity securities are based on quoted market prices.

     o The carrying value of cash and cash equivalents approximates fair value due to the short maturities of these assets.

     o Fair values of policy loans and mortgage loans are estimated using discounted cash flow analyses.

     o Fair values of separate account assets and liabilities are reflected in the consolidated balance sheets.

     o Annuity contracts do not generally have defined maturities. Therefore, fair values of the liabilities under annuity contracts, the carrying amounts of which are included with policyholder contract deposits in the consolidated balance sheets, are estimated to equal the cash surrender values of the contracts.

     o Fair value of the Company's redeemable preferred stock approximates its stated amount because its dividend rate is adjustable.

     o Fair values of securities sold under repurchase agreements approximate carrying values, which include accrued interest.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

12. Fair Values of Financial Instruments (continued)

The carrying value and fair value of financial instruments were as follows (in thousands):

                                                                       Year ended December 31,
                                                                1999                            1998
                                                  -----------------------------------------------------------------
                                                      Carrying          Fair          Carrying          Fair
                                                       Value           Value           Value           Value
                                                  -----------------------------------------------------------------
Financial Assets
Debt securities available-for-sale                     $7,827,862      $7,827,862      $7,295,526      $7,295,526
Interest rate swaps available-for-sale                       (369)           (369)         10,221          10,221
Debt securities held-to-maturity                        1,798,897       1,763,127       1,797,798       1,860,736
Interest rate swaps held-to-maturity                            -            (237)              -           1,333
Equity securities available-for-sale                       55,023          55,023          23,631          23,631
Cash and cash equivalents                                 156,672         156,672          14,663          14,663
Policy loans                                              654,431         714,121       1,194,703       1,238,437
Mortgage loans on real estate                           1,120,310       1,064,177         772,304         814,707

Financial Liabilities
Annuity contracts in accumulation phase                 2,969,170       2,904,528       3,275,463       3,184,119
Redeemable preferred stock                                      -               -           3,000           3,000
Securities sold under repurchase agreements               302,358         302,358         150,372         150,372

Securities sold under repurchase agreements with a single counterparty, Credit Suisse First Boston Corporation, totaled $149 million at December 31, 1999, and had maturity dates ranging from January to March, 2000.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

13. Other Comprehensive Income

Comprehensive income and its components are displayed in the accompanying statements of stockholder's equity. Currently, the only element of other comprehensive income applicable to the Company is changes in unrealized gains and losses on securities classified as available-for-sale, which are displayed in the following table, along with related tax effects. See Note 3 for further detail of changes in unrealized gains on securities available-for-sale (in thousands):

                                                                                                    Eight months
                                                                                                       ended
                                                                                                    December 31,
                                                                  Year ended December 31,              1997
                                                             ------------------------------------------------------
                                                                   1999             1998
                                                             ------------------------------------------------------

Unrealized holding (losses) gains arising during
   period, before taxes                                             $(322,415)        $ 33,758        $204,071
Income taxes                                                          112,845          (11,815)        (71,425)
                                                             ------------------------------------------------------
Unrealized holding (losses) gains arising during
   period, net of taxes                                              (209,570)          21,943         132,646

Less reclassification adjustment:
  (Losses) gains realized in net income, before taxes                  (3,384)           8,213           5,916
  Income taxes                                                          1,184           (2,875)         (2,071)
                                                             ------------------------------------------------------
  Reclassification adjustment for (losses) gains
   realized in net income                                              (2,200)           5,338           3,845
                                                             ------------------------------------------------------
Other comprehensive income - net unrealized (losses) gains          $(207,370)        $ 16,605        $128,801
                                                             ======================================================

14. Impact of Year 2000 (Unaudited)

The Company's administrative and financial reporting systems are shared among numerous insurance affiliates within the consolidated Jefferson-Pilot Corporation group. In prior years, JPCorp discussed the nature and progress of its plans to become Year 2000 ready. In late 1999, JPCorp completed its remediation and testing of systems. As a result of those planning and implementation efforts, JPCorp experienced no significant disruptions in critical information technology systems and believes those systems successfully responded to the Year 2000 date change. JPCorp expensed approximately $20.6 million to date in connection with remediating its systems. JPCorp is not aware of any material problems resulting from Year 2000 issues, either with its products, its internal systems, or the products and services of third parties. JPCorp will continue to monitor its critical computer applications and those of its vendors throughout the Year 2000 to ensure that any latent Year 2000 matters that arise are addressed promptly.

                  Jefferson Pilot Financial Insurance Company
        Unaudited Pro Forma Condensed Consolidated Statements of Income
                                  Introduction

On December 30, 1999, Jefferson-Pilot Corporation, the parent company of Jefferson Pilot Financial Insurance Company (JPFIC) acquired Guarantee Life Insurance Company (GLIC) through the acquisition of GLIC's parent. The acquisition was accounted for using the purchase method. Accordingly, no results of operations for GLIC for 1999 or before are included in the audited JPFIC financial statements included in this document. The following pro forma condensed consolidated statements of income have been prepared assuming the acquisition of GLIC had taken place on January 1, 1999.

The total purchase price paid for GLIC was $426 million, including debt assumed of GLIC's parent. Preliminary estimates of the allocation of the purchase price to GLIC's tangible and intangible assets and liabilities resulted in $81 million of cost in excess of net assets acquired and $206 million of value of business acquired.

The pro forma adjustments include adjustments for financing costs of GLIC, investment differences and the changes resulting from the intangibles relating from purchase accounting adjustments. The parent company does not allocate interest costs to the operating subsidiaries, and therefore, no adjustments for the interest cost associated with the acquisition are reflected in these statements. There are also no adjustments relating to expected savings in expenses from either personnel or efficiencies of operations shown in these pro forma statements.

                   Jefferson Pilot Financial Insurance Company
         Unaudited Pro Forma Condensed Consolidated Statements of Income
                          Year Ended December 31, 1999
                             (Dollars in thousands)

REVENUE:                                                         JPFIC            GLIC           Adjustments          Pro Forma
                                                             -------------   --------------  --------------------  ----------------
 Premium and other considerations                               $ 444,545         $393,439       $ (12,092) (5)         $  825,892
 Net investment income                                            726,928           85,258             776  (1)            812,962
 Realized investment gains (losses)                                (4,333)            (381)                                 (4,714)
 Other income                                                       2,372           29,102                                  31,474
                                                             -------------   --------------  --------------        ----------------
                                                                1,169,512          507,418         (11,316)              1,665,614
BENEFITS AND EXPENSES:
 Policy benefits                                                  649,388          316,713         (10,020) (5)            956,081
 Commissions and operating expenses,
  net of deferrals                                                 82,505          108,649          (7,518) (1)
                                                                                                       298  (4)            183,934
 Amortization of intangibles                                      118,368           79,677         (79,677) (2)
                                                                                                    68,381  (3)
                                                                                                    11,954  (3)
                                                                                                     2,314  (3)            201,017
                                                             -------------   --------------  --------------        ----------------
                                                                  850,261          505,039         (14,268)              1,341,032

Income before income taxes                                        319,251            2,379           2,952                 324,582
Provision for income taxes                                        114,770              833           1,843  (6)            117,446
                                                             -------------   --------------  --------------        ----------------

Net income                                                      $ 204,481         $  1,546       $   1,109              $  207,136
                                                             =============   ==============  ==============        ================


   See notes to Unaudited Pro Forma Condensed Consolidated Statements of Income

                   Jefferson Pilot Financial Insurance Company
    Notes to Unaudited Pro Forma Condensed Consolidated Statements of Income
                          Year Ended December 31, 1999
                             (Dollars in thousands)


Background Information:

No pro forma balance sheet information is provided as the December 31, 1999 balance sheet is presented with the purchase accounting adjustments already made.

Note 1 - Adjustment to increase investment income and reduce GLIC interest expense

          Increase in investment income from amortization of market value
              adjustment of invested assets                                                                      776
          Decrease in interest expense of GLIC due to pay off of debt (reflected as operating expense)         7,518
                                                                                                    -----------------
                                                                                                               8,294

Note 2 - Adjustment to reduce historical amortization of intangible assets

          Decrease in amortization of deferred acquisition costs                                              79,677

Note 3 - Adjustments to record amortization of purchase accounting adjustments to intangible assets

          Amortization of deferred acquisition costs associated with costs deferred
              subsequent to January 1, 1999                                                                  (68,381)
          Amortization of the value of business acquired over the related
              contract periods                                                                               (11,954)
          Amortization of the cost in excess of net assets acquired
              over a 35 year period                                                                           (2,314)
                                                                                                    -----------------
                                                                                                             (82,649)

Note 4 - Adjustment to record additional depreciation expense on purchase accounting adjustments

          Depreciation expense on properties                                                                    (298)

Note 5 - Adjustment to remove the impact of AGL Life Assurance Company (AGL) from 1999 operating results, as GLIC sold AGL prior to Jefferson-Pilot
         Corporation's acquisition of GLIC

          Decrease in revenue ( reflected as premiums and other considerations)                              (12,092)
          Decrease in expenses ( reflected as policy benefits)                                                10,020
                                                                                                    -----------------
                                                                                                              (2,072)

Note 6 - Pro forma income tax effect of the foregoing adjustments based on the statutory tax rate of 35%, except that the amortization of cost in excess of net assets acquired is not tax effected

          Federal income tax expense                                                                           1,843

                        REPORT OF INDEPENDENT AUDITORS


Contractholders of JPF Separate Account A
JPF Separate Account A
The Board of Directors, JPF Separate Account A


We have audited the accompanying statements of assets and liabilities of the JPF Separate Account A as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of JPF Separate Account A at December 31, 1999, and the results of its operations and the changes in its net assets for the periods indicated therein in conformity with accounting principles generally accepted in the United States.




                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
March 23, 2000

                      STATEMENT OF ASSETS AND LIABILITIES

                             JPF SEPARATE ACCOUNT A
                               December 31, 1999

                                                  JPVF            JPVF            JPVF
                                             International        World          Global
                                                 Equity       Growth Stock    Hard Assets
                                                Division        Division        Division
                                            --------------- ---------------- -------------
ASSETS
Investments at cost .......................  $ 16,851,415     $102,201,447    $6,226,361
                                             ============     ============    ==========
Investments at market value ...............  $ 21,417,249     $127,656,364    $5,498,877
Net premiums receivable (payable) .........         4,149          (98,543)       (3,488)
                                             ------------     ------------    ----------
    TOTAL NET ASSETS ......................  $ 21,421,398     $127,557,821    $5,495,389
                                             ============     ============    ==========
NET ASSET DISTRIBUTION
  Ensemble ................................                   $  1,998,819    $   79,803
  Ensemble II .............................  $ 21,421,398      125,559,002     5,415,586
                                             ------------     ------------    ----------
    TOTAL NET ASSETS ......................  $ 21,421,398     $127,557,821    $5,495,389
                                             ============     ============    ==========
UNITS OUTSTANDING
  Ensemble ................................                         38,941         8,506
  Ensemble II .............................     1,324,511        2,539,786       599,530
NET ASSET VALUE PER UNIT
  Ensemble ................................                   $     51.331    $    9.382
  Ensemble II .............................  $     16.174     $     49.441    $    9.034


                                                   JPVF              JPVF            JPVF
                                                 Emerging          Capital           Small           JPVF
                                                  Growth            Growth          Company         Growth
                                                 Division          Division        Division        Division
                                            ----------------- ----------------- -------------- ----------------
ASSETS
Investments at cost .......................   $  68,466,574     $ 163,241,350    $86,427,896     $ 14,656,170
                                              =============     =============    ===========     ============
Investments at market value ...............   $ 150,071,069     $ 313,132,843    $90,708,885     $ 21,821,774
Net premiums receivable (payable) .........         111,456           186,518        (32,214)          82,843
                                              -------------     -------------    -----------     ------------
    TOTAL NET ASSETS ......................   $ 150,182,525     $ 313,319,361    $90,676,671     $ 21,904,617
                                              =============     =============    ===========     ============
NET ASSET DISTRIBUTION
  Ensemble ................................                                      $   606,977
  Ensemble II .............................   $ 150,182,525     $ 313,319,361     90,069,694     $ 21,904,617
                                              -------------     -------------    -----------     ------------
    TOTAL NET ASSETS ......................   $ 150,182,525     $ 313,319,361    $90,676,671     $ 21,904,617
                                              =============     =============    ===========     ============
UNITS OUTSTANDING
  Ensemble ................................                                           13,010
  Ensemble II .............................       3,524,253         5,025,427      2,005,820          940,853
NET ASSET VALUE PER UNIT
  Ensemble ................................                                      $    46.658
  Ensemble II .............................   $      42.617     $      62.351    $    44.908     $     23.283

See notes to financial statements.

                             JPF SEPARATE ACCOUNT A
                               December 31, 1999

                                           JPVF
                                         Growth &          JPVF            JPVF
                                          Income         Balanced       High Yield
                                         Division        Division        Division
                                      -------------- ---------------- --------------
ASSETS
Investments at cost .................  $51,407,209     $ 33,635,926     $5,701,471
                                       ===========     ============     ==========
Investments at market value .........  $59,159,239     $ 42,340,461     $5,289,222
Accrued investment income ...........           --               --        434,055
Net premiums receivable .............      (30,855)          10,802         (5,770)
                                       -----------     ------------     ----------
    TOTAL NET ASSETS ................  $59,128,384     $ 42,351,263     $5,717,507
                                       ===========     ============     ==========
NET ASSET DISTRIBUTION
  Ensemble ..........................                            --
  Ensemble II .......................  $59,128,384     $ 42,351,263     $5,717,507
                                       -----------     ------------     ----------
    TOTAL NET ASSETS ................  $59,128,384     $ 42,351,263     $5,717,507
                                       ===========     ============     ==========
UNITS OUTSTANDING
  Ensemble ..........................
  Ensemble II .......................    2,051,583        1,696,392        552,664
NET ASSET VALUE PER UNIT
  Ensemble ..........................
  Ensemble II .......................  $    28.823     $     24.967     $   10.346


                                            JPVF           Fidelity         Fidelity
                                            Money           VIP II            VIP           Fidelity
                                           Market         Contrafund     Equity Income     VIP Growth
                                          Division         Division         Division        Division
                                      ---------------- ---------------- --------------- ----------------
ASSETS
Investments at cost .................   $ 23,308,344     $ 47,379,961     $ 9,295,439     $ 35,954,839
                                        ============     ============     ===========     ============
Investments at market value .........   $ 23,799,898     $ 64,970,351     $ 9,348,655     $ 45,268,975
Accrued investment income ...........             --               --              --               --
Net premiums receivable .............        111,369           30,150         258,023          179,000
                                        ------------     ------------     -----------     ------------
    TOTAL NET ASSETS ................   $ 23,911,267     $ 65,000,501     $ 9,606,678     $ 45,447,975
                                        ============     ============     ===========     ============
NET ASSET DISTRIBUTION
  Ensemble ..........................   $     30,774
  Ensemble II .......................     23,880,493     $ 65,000,501     $ 9,606,678     $ 45,447,975
                                        ------------     ------------     -----------     ------------
    TOTAL NET ASSETS ................   $ 23,911,267     $ 65,000,501     $ 9,606,678     $ 45,447,975
                                        ============     ============     ===========     ============
UNITS OUTSTANDING
  Ensemble ..........................          1,652
  Ensemble II .......................      1,331,669        2,985,507         809,036        2,383,455
NET ASSET VALUE PER UNIT
  Ensemble ..........................   $     18.632
  Ensemble II .......................   $     17.934     $     21.774     $    11.875     $     19.070

See notes to financial statements.

                             JPF SEPARATE ACCOUNT A
                               December 31, 1999

                                               Fidelity        Fidelity
                                                 VIP            VIP II             MFS
                                             High Income      Index 500         Research
                                               Division        Division         Division
                                            ------------- ----------------- ----------------
ASSETS
Investments at cost .......................  $1,920,397     $  88,763,029     $  8,640,649
                                             ==========     =============     ============
Investments at market value ...............  $1,757,092     $ 118,016,279     $ 10,681,214
Net premiums receivable (payable) .........      (1,234)           34,569           23,798
                                             ----------     -------------     ------------
    TOTAL NET ASSETS ......................  $1,755,858     $ 118,050,848     $ 10,705,012
                                             ==========     =============     ============
NET ASSET DISTRIBUTION
  Ensemble ................................
  Ensemble II .............................  $1,755,858     $ 118,050,848     $ 10,705,012
                                             ----------     -------------     ------------
    TOTAL NET ASSETS ......................  $1,755,858     $ 118,050,848     $ 10,705,012
                                             ==========     =============     ============
UNITS OUTSTANDING
  Ensemble ................................
  Ensemble II .............................     137,722         5,182,440          703,899
NET ASSET VALUE PER UNIT
  Ensemble ................................
  Ensemble II .............................  $   12.750     $      22.781     $     15.209


                                                   MFS          Oppenheimer      Oppenheimer      Templeton
                                                Utilities          Bond        Strategic Bond   International
                                                Division         Division         Division        Division
                                            ---------------- ---------------- ---------------- --------------
ASSETS
Investments at cost .......................   $ 10,400,906     $ 20,267,178      $3,031,062     $57,221,420
                                              ============     ============      ==========     ===========
Investments at market value ...............   $ 12,769,955     $ 19,430,460      $3,033,798     $68,583,089
Net premiums receivable (payable) .........          3,857            1,630         (77,951)        (38,659)
                                              ------------     ------------      ----------     -----------
    TOTAL NET ASSETS ......................   $ 12,773,812     $ 19,432,090      $2,955,847     $68,544,430
                                              ============     ============      ==========     ===========
NET ASSET DISTRIBUTION
  Ensemble ................................                    $     26,936
  Ensemble II .............................   $ 12,773,812       19,405,154      $2,955,847     $68,544,430
                                              ------------     ------------      ----------     -----------
    TOTAL NET ASSETS ......................   $ 12,773,812     $ 19,432,090      $2,955,847     $68,544,430
                                              ============     ============      ==========     ===========
UNITS OUTSTANDING
  Ensemble ................................                           1,217
  Ensemble II .............................        814,809          910,153         288,268       3,342,285
NET ASSET VALUE PER UNIT
  Ensemble ................................                    $     22.139
  Ensemble II .............................   $     15.678     $     21.322      $   10.255     $    20.510

See notes to financial statements.

                             STATEMENT OF OPERATIONS

                             JPF SEPARATE ACCOUNT A

                                                                  JPVF
                                                              International
                                                                 Equity
                                                                Division
                                                   -----------------------------------
                                                                       Period from             JPVF World Growth Stock Division
                                                                   January 15, 1998(a)  -------------------------------------------
                                                     Year Ended            to                      Year Ended December 31,
                                                    December 31,      December 31,      -------------------------------------------
                                                        1999              1998               1999           1998            1997
                                                   -------------- --------------------  ------------- --------------- -------------
Investment Income:
  Dividend income ................................  $       --          $     --         $   359,571     $2,325,200     $ 2,476,350
  Distributions of realized gains ................          --            27,704           1,324,887      7,901,423      13,293,185
                                                    ----------          --------         -----------     ----------     -----------
                                                            --            27,704           1,684,458     10,226,623      15,769,535

Expenses:
  Mortality and expense risk charge ..............     129,696            29,866           1,061,262      1,080,424       1,001,394
                                                    ----------          --------         -----------     ----------     -----------
    Net investment income (loss) .................    (129,696)           (2,162)            623,196      9,146,199      14,768,141
                                                    ----------          --------         -----------     ----------     -----------

Gain (loss) on investments:
  Net realized gain (loss) on investments ........     720,386            (1,410)          1,558,287      1,498,732       1,393,920
  Change in net unrealized gain (loss)
   on investments ................................   4,015,470           550,363          19,480,089     (8,293,399)     (2,140,961)
                                                    ----------          --------         -----------     ----------     -----------
  Net gain (loss) on investments .................   4,735,856           548,953          21,038,376     (6,794,667)       (747,041)
                                                    ----------          --------         -----------     ----------     -----------
  Increase (decrease) in
   net assets from operations ....................  $4,606,160          $546,791         $21,661,572     $2,351,532     $14,021,100
                                                    ==========          ========         ===========     ==========     ===========




                                                            JPVF Global Hard Assets Division
                                                     ----------------------------------------------
                                                                 Year Ended December 31,
                                                     ----------------------------------------------
                                                           1999           1998            1997
                                                     --------------- -------------  ---------------
Investment Income:
  Dividend income .................................  $    5,738       $   72,099    $    52,180
  Distributions of realized gains .................          --               --        154,999
                                                     ----------       ----------    -----------
                                                          5,738           72,099        207,179

Expenses:
  Mortality and expense risk charge ...............      51,987           43,859         60,762
                                                     ----------       ----------    -----------
    Net investment income (loss) ..................     (46,249)          28,240        146,417
                                                     ----------       ----------    -----------

Gain (loss) on investments:
  Net realized gain (loss) on investments .........  (1,083,450)        (826,362)    (1,020,911)
  Change in net unrealized gain (loss)
   on investments .................................   1,807,479          121,013     (2,862,423)
                                                     ----------       ----------    -----------
  Net gain (loss) on investments ..................     724,029         (705,349)    (3,883,334)
                                                     ----------       ----------    -----------
  Increase (decrease) in
   net assets from operations .....................  $  677,780       $ (677,109)   $(3,736,917)
                                                     ==========       ==========    ===========


(a) Commencement of operations

See notes to financial statements.

                             JPF SEPARATE ACCOUNT A

                                                          JPVF Emerging Growth Division
                                                   -------------------------------------------
                                                             Year Ended December 31,
                                                   -------------------------------------------
                                                         1999           1998          1997
                                                   --------------- -------------- ------------
Investment Income:
  Dividend income ................................   $        --    $        --    $       --
  Distributions of realized gains ................            --        562,053     2,355,925
                                                     -----------    -----------    ----------
                                                              --        562,053     2,355,925

Expenses:
  Mortality and expense risk charge ..............       821,544        549,991       341,819
                                                     -----------    -----------    ----------
    Net investment income (loss) .................      (821,544)        12,062     2,014,106
                                                     -----------    -----------    ----------

Gain on investments:
  Net realized gain on investments ...............     3,161,020      1,477,889       528,900
  Change in net unrealized gain on investments ...    59,901,442     16,294,927     3,845,746
                                                     -----------    -----------    ----------
  Net gain on investments ........................    63,062,462     17,772,816     4,374,646
                                                     -----------    -----------    ----------
    Increase in net assets from operations .......   $62,240,918    $17,784,878    $6,388,752
                                                     ===========    ===========    ==========

                                                           JPVF Capital Growth Division
                                                   --------------------------------------------
                                                             Year Ended December 31,
                                                   --------------------------------------------
                                                        1999           1998           1997
                                                   -------------- -------------- --------------
Investment Income:
  Dividend income ................................  $        --    $        --    $    21,278
  Distributions of realized gains ................    5,837,977      9,631,854      5,556,589
                                                    -----------    -----------    -----------
                                                      5,837,977      9,631,854      5,577,867

Expenses:
  Mortality and expense risk charge ..............    2,091,275      1,396,476        962,680
                                                    -----------    -----------    -----------
    Net investment income (loss) .................    3,746,702      8,235,378      4,615,187
                                                    -----------    -----------    -----------

Gain on investments:
  Net realized gain on investments ...............    1,944,106      2,650,023        827,249
  Change in net unrealized gain on investments ...   85,575,214     38,211,343     19,770,192
                                                    -----------    -----------    -----------
  Net gain on investments ........................   87,519,320     40,861,366     20,597,441
                                                    -----------    -----------    -----------
    Increase in net assets from operations .......  $91,266,022    $49,096,744    $25,212,628
                                                    ===========    ===========    ===========

See notes to financial statements.

                             JPF SEPARATE ACCOUNT A


                                                                                                            JPVF
                                                                                                           Growth
                                                                                                          Division
                                                                                             -----------------------------------
                                                       JPVF Small Company Division                               Period from
                                             -----------------------------------------------                 January 20, 1998(a)
                                                         Year Ended December 31,               Year Ended            to
                                             -----------------------------------------------  December 31,      December 31,
                                                   1999            1998            1997           1999              1998
                                             --------------- ---------------- -------------- -------------- --------------------
Investment Income:
  Dividend income ..........................  $    102,370    $     888,637    $   377,561     $       --        $      --
  Distributions of realized gains ..........     1,905,734        7,682,840      7,681,445         36,111               --
                                              ------------    -------------    -----------     ----------        ---------
                                                 2,008,104        8,571,477      8,059,006         36,111               --

Expenses:
  Mortality and expense risk charge ........       698,842          791,529        717,430         63,641            6,809
                                              ------------    -------------    -----------     ----------        ---------
    Net investment income (loss) ...........     1,309,262        7,779,948      7,341,576        (27,530)          (6,809)
                                              ------------    -------------    -----------     ----------        ---------

Gain (loss) on investments:
  Net realized gain (loss) on investments ..    (1,289,759)         939,643      1,112,075        101,362          (46,655)
  Change in net unrealized gain (loss)
   on investments ..........................    10,478,964      (20,294,880)     7,517,633      6,934,317          231,287
                                              ------------    -------------    -----------     ----------        ---------
  Net gain (loss) on investments ...........     9,189,205      (19,355,237)     8,629,708      7,035,679          184,632
                                              ------------    -------------    -----------     ----------        ---------
    Increase (decrease) in
     net assets from operations ............  $ 10,498,467    $ (11,575,289)   $15,971,284     $7,008,149        $ 177,823
                                              ============    =============    ===========     ==========        =========

(a) Commencement of operations

See notes to financial statements.

                             JPF SEPARATE ACCOUNT A

                                                  JPVF Growth & Income Division                 JPVF Balanced Division
                                           ------------------------------------------- ----------------------------------------
                                                     Year Ended December 31,                   Year Ended December 31,
                                           ------------------------------------------- ----------------------------------------
                                                1999          1998           1997          1999          1998          1997
                                           ------------- ------------- --------------- ------------ ------------- -------------
Investment Income:
  Dividend income .........................  $       --    $  404,228    $     294,059   $    6,369   $  554,007    $  547,519
  Distributions of realized gains .........     408,080            --        8,675,134      589,559    2,074,977     3,433,962
                                             ----------    ----------    -------------   ----------   ----------    ----------
                                                408,080       404,228        8,969,193      595,928    2,628,984     3,981,481

Expenses:
  Mortality and expense risk charge .......     513,429       435,459          298,852      322,184      256,295       199,545
                                             ----------    ----------    -------------   ----------   ----------    ----------
    Net investment income (loss) ..........    (105,349)      (31,231)       8,670,341      273,744    2,372,689     3,781,936
                                             ----------    ----------    -------------   ----------   ----------    ----------

Gain (loss) on investments:
  Net realized gain (loss) on investments .   1,036,064       781,929          763,718      250,283      111,626       125,127
  Change in net unrealized gain (loss)
   on investments .........................   1,596,857     4,120,409       (1,791,862)   6,776,884    1,976,202      (829,904)
                                             ----------    ----------    -------------   ----------   ----------    ----------
  Net gain (loss) on investments ..........   2,632,921     4,902,338       (1,028,144)   7,027,167    2,087,828      (704,777)
                                             ----------    ----------    -------------   ----------   ----------    ----------
    Increase (decrease) in
     net assets from operations ...........  $2,527,572    $4,871,107    $   7,642,197   $7,300,911   $4,460,517    $3,077,159
                                             ==========    ==========    =============   ==========   ==========    ==========

                                                       JPVF High Yield
                                                           Division
                                              ----------------------------------
                                                                 Period from
                                                              January 8, 1998(a)
                                                Year Ended            to
                                               December 31,      December 31,
                                                   1999              1998
                                              -------------- -------------------
Investment Income:
  Dividend income .........................    $   434,055       $  296,661
  Distributions of realized gains .........             --               --
                                               -----------       ----------
                                                   434,055          296,661

Expenses:
  Mortality and expense risk charge .......         55,669           32,443
                                               -----------       ----------
    Net investment income (loss) ..........        378,386          264,218
                                               -----------       ----------

Gain (loss) on investments:
  Net realized gain (loss) on investments .        (40,844)         (77,480)
  Change in net unrealized gain (loss)
   on investments .........................       (124,383)        (287,866)
                                               -----------       ----------
  Net gain (loss) on investments ..........       (165,227)        (365,346)
                                               -----------       ----------
    Increase (decrease) in
     net assets from operations ...........    $   213,159       $ (101,128)
                                               ===========       ==========

(a) Commencement of operations

See notes to financial statements.

                             JPF SEPARATE ACCOUNT A

                                                    JPVF Money Market Division         Fidelity VIP II Contrafund Division
                                               ------------------------------------- ----------------------------------------
                                                      Year Ended December 31,                Year Ended December 31,
                                               ------------------------------------- ----------------------------------------
                                                    1999         1998        1997         1999          1998         1997
                                               ------------- ----------- ----------- ------------- ------------- ------------
Investment Income:
  Dividend income ............................  $        --   $507,941    $ 425,055   $   215,838   $  141,812    $   53,570
  Distributions of realized gains ............           --         --           --     1,582,814    1,043,329       141,577
                                                -----------   --------    ---------   -----------   ----------    ----------
                                                         --    507,941      425,055     1,798,652    1,185,141       195,147

Expenses:
  Mortality and expense risk charge ..........      177,261    111,692       90,263       461,629      246,378       112,772
                                                -----------   --------    ---------   -----------   ----------    ----------
    Net investment income (loss) .............     (177,261)   396,249      334,792     1,337,023      938,763        82,375
                                                -----------   --------    ---------   -----------   ----------    ----------

Gain (loss) on investments:
  Net realized gain (loss) on investments.....      142,086     53,452       61,042     1,161,891      381,646       143,362
  Change in net unrealized gain (loss)
   on investments ............................      740,327     20,157      (11,529)    9,007,322    6,265,813     1,928,296
                                                -----------   --------    ---------   -----------   ----------    ----------
  Net gain (loss) on investments .............      882,413     73,609       49,513    10,169,213    6,647,459     2,071,658
                                                -----------   --------    ---------   -----------   ----------    ----------
    Increase in net assets
     from operations .........................  $   705,152   $469,858    $ 384,305   $11,506,236   $7,586,222    $2,154,033
                                                ===========   ========    =========   ===========   ==========    ==========


                                                            Fidelity
                                                       VIP Equity Income
                                                            Division
                                               ----------------------------------
                                                                  Period from
                                                               January 8, 1998(a)
                                                 Year Ended            to
                                                December 31,      December 31,
                                                    1999              1998
                                               -------------- -------------------
Investment Income:
  Dividend income ............................  $    69,348       $     8,570
  Distributions of realized gains ............      153,295            30,500
                                                -----------       -----------
                                                    222,643            39,070

Expenses:
  Mortality and expense risk charge ..........       67,673            38,308
                                                -----------       -----------
    Net investment income (loss) .............      154,970               762
                                                -----------       -----------

Gain (loss) on investments:
  Net realized gain (loss) on investments.....       85,743          (114,816)
  Change in net unrealized gain (loss)
   on investments ............................     (139,539)          192,755
                                                -----------       -----------
  Net gain (loss) on investments .............      (53,796)           77,939
                                                -----------       -----------
    Increase in net assets
     from operations .........................  $   101,174       $    78,701
                                                ===========       ===========

(a) Commencement of operations.

See notes to financial statements.

                             JPF SEPARATE ACCOUNT A

                                                        Fidelity
                                                       VIP Growth
                                                        Division
                                           ----------------------------------
                                                              Period from        Fidelity VIP High Income Division
                                                           January 8, 1998(a) ---------------------------------------
                                             Year Ended            to                 Year Ended December 31,
                                            December 31,      December 31,    ---------------------------------------
                                                1999              1998             1999          1998         1997
                                           -------------- ------------------- ------------- ------------- -----------
Investment Income:
  Dividend income ........................   $   17,820       $      141       $   224,955   $  398,490    $248,474
  Distributions of realized gains ........    1,120,427            3,709             8,409      253,207      30,711
                                             ----------       ----------       -----------   ----------    --------
                                              1,138,247            3,850           233,364      651,697     279,185

Expenses:
  Mortality and expense risk charge ......      233,111           18,771            19,003       35,359      45,794
                                             ----------       ----------       -----------   ----------    --------
    Net investment income (loss) .........      905,136          (14,921)          214,361      616,338     233,391
                                             ----------       ----------       -----------   ----------    --------

Gain (loss) on investments:
  Net realized gain (loss) on investments.       59,375          (10,197)         (120,010)      97,475      71,464
  Change in net unrealized gain (loss)
   on investments ........................    8,178,073        1,136,063            63,150     (784,352)    451,237
                                             ----------       ----------       -----------   ----------    --------
  Net gain (loss) on investments .........    8,237,448        1,125,866           (56,860)    (686,877)    522,701
                                             ----------       ----------       -----------   ----------    --------
    Increase (decrease) in net assets
     from operations .....................   $9,142,584       $1,110,945       $   157,501   $  (70,539)   $756,092
                                             ==========       ==========       ===========   ==========    ========

                                               Fidelity VIP II Index 500 Division
                                           ------------------------------------------
                                                     Year Ended December 31,
                                           ------------------------------------------
                                                1999          1998          1997
                                           ------------- ------------- -------------
Investment Income:
  Dividend income ........................  $   781,774   $   371,052   $  101,288
  Distributions of realized gains ........      530,490       859,422      205,527
                                            -----------   -----------   ----------
                                              1,312,264     1,230,474      306,815

Expenses:
  Mortality and expense risk charge ......      887,561       431,588      164,470
                                            -----------   -----------   ----------
    Net investment income (loss) .........      424,703       798,886      142,345
                                            -----------   -----------   ----------

Gain (loss) on investments:
  Net realized gain (loss) on investments.    3,073,138       551,714      435,364
  Change in net unrealized gain (loss)
   on investments ........................   14,391,208    10,456,961    3,844,079
                                            -----------   -----------   ----------
  Net gain (loss) on investments .........   17,464,346    11,008,675    4,279,443
                                            -----------   -----------   ----------
    Increase (decrease) in net assets
     from operations .....................  $17,889,049   $11,807,561   $4,421,788
                                            ===========   ===========   ==========

(a) Commencement of operations

See notes to financial statements.

                             JPF SEPARATE ACCOUNT A

                                                               MFS Research                        MFS Utilities
                                                                 Division                            Division
                                                    ----------------------------------- -----------------------------------
                                                                        Period from                         Period from
                                                                    January 8, 1998(a)                  January 12, 1998(a)
                                                      Year Ended            to            Year Ended            to
                                                     December 31,      December 31,      December 31,      December 31,
                                                         1999              1998              1999              1998
                                                    -------------- -------------------- -------------- --------------------
Investment Income:
  Dividend income .................................   $   13,020       $     3,768        $   60,485         $ 13,390
  Distributions of realized gains .................       68,803            49,416           304,120           60,878
                                                      ----------       -----------        ----------         --------
                                                          81,823            53,184           364,605           74,268

Expenses:
  Mortality and expense risk charge ...............       65,517            22,916            68,471           17,630
                                                      ----------       -----------        ----------         --------
    Net investment income .........................       16,306            30,268           296,134           56,638
                                                      ----------       -----------        ----------         --------

Gain (loss) on investments:
  Net realized gain (loss) on investments .........      107,800          (192,250)          154,941           38,000
  Change in net unrealized gain (loss)
   on investments .................................    1,704,948           335,616         2,096,308          272,742
                                                      ----------       -----------        ----------         --------
  Net gain (loss) on investments ..................    1,812,748           143,366         2,251,249          310,742
                                                      ----------       -----------        ----------         --------
    Increase (decrease) in net assets
     from Operations ..............................   $1,829,054       $   173,634        $2,547,383         $367,380
                                                      ==========       ===========        ==========         ========


                                                            Oppenheimer Bond Division
                                                    ----------------------------------------
                                                             Year Ended December 31,
                                                    ----------------------------------------
                                                          1999          1998        1997
                                                    --------------- ----------- -----------
Investment Income:
  Dividend income .................................  $     861,797   $229,399    $754,014
  Distributions of realized gains .................         82,763    207,606      12,303
                                                     -------------   --------    --------
                                                           944,560    437,005     766,317

Expenses:
  Mortality and expense risk charge ...............        173,390    145,903     114,725
                                                     -------------   --------    --------
    Net investment income .........................        771,170    291,102     651,592
                                                     -------------   --------    --------

Gain (loss) on investments:
  Net realized gain (loss) on investments .........       (134,605)   296,390      31,843
  Change in net unrealized gain (loss)
   on investments .................................     (1,114,314)   247,987     235,133
                                                     -------------   --------    --------
  Net gain (loss) on investments ..................     (1,248,919)   544,377     266,976
                                                     -------------   --------    --------
    Increase (decrease) in net assets
     from Operations ..............................  $    (477,749)  $835,479    $918,568
                                                     =============   ========    ========

(a) Commencement of operations

See notes to financial statements.

                             JPF SEPARATE ACCOUNT A

                                                            Oppenheimer
                                                          Strategic Bond
                                                             Division
                                                -----------------------------------
                                                                    Period from          Templeton International Division
                                                                January 12, 1998(a) ------------------------------------------
                                                  Year Ended            to                    Year Ended December 31,
                                                 December 31,      December 31,     ------------------------------------------
                                                     1999              1998              1999          1998          1997
                                                -------------- -------------------- ------------- ------------- -------------
Investment Income:
  Dividend income .............................   $ 109,302          $  5,696        $ 1,540,020   $1,024,661    $  678,464
  Distributions of realized gains .............          --             3,670          5,349,542    1,831,974       272,716
                                                  ---------          --------        -----------   ----------    ----------
                                                    109,302             9,366          6,889,562    2,856,635       951,180
Expenses:
  Mortality and expense risk charge ...........      20,608             8,104            529,156      429,430       301,799
                                                  ---------          --------        -----------   ----------    ----------
    Net investment income .....................      88,694             1,262          6,360,406    2,427,205       649,381
                                                  ---------          --------        -----------   ----------    ----------
Gain (loss) on investments:
  Net realized gain (loss) on investments .....     (19,086)           (2,048)           338,691      776,195       828,887
  Change in net unrealized gain (loss)
    on investments ............................     (22,018)           24,753          5,803,054      295,855     2,126,633
                                                  ---------          --------        -----------   ----------    ----------
  Net gain (loss) on investments ..............     (41,104)           22,705          6,141,745    1,072,050     2,955,520
                                                  ---------          --------        -----------   ----------    ----------
    Increase in net assets
     from operations ..........................   $  47,590          $ 23,967        $12,502,151   $3,499,255    $3,604,901
                                                  =========          ========        ===========   ==========    ==========

(a) Commencement of operations

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                             JPF SEPARATE ACCOUNT A

                                                            JPVF
                                                        International
                                                           Equity
                                                          Division
                                             -----------------------------------           JPVF World Growth Stock Division
                                                                 Period from      -------------------------------------------------
                                               Year Ended    January 15, 1998(a)               Year Ended December 31,
                                              December 31,           to           -------------------------------------------------
                                                  1999        December 31, 1998         1999             1998            1997
                                             -------------- --------------------  ---------------- --------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income (loss) ..............  $   (129,696)      $   (2,162)       $     623,196   $  9,146,199      $ 14,768,141
 Net realized gain (loss) on investments ...       720,386           (1,410)           1,558,287      1,498,732         1,393,920
 Change in net unrealized gain (loss)
  on investments ...........................     4,015,470          550,363           19,480,089     (8,293,399)       (2,140,961)
                                              ------------       ----------        -------------   ------------      ------------
Increase (decrease) in net assets from
 operations ................................     4,606,160          546,791           21,661,572      2,351,532        14,021,100
Contractholder transactions--Note F:
 Transfers of net premiums .................     3,996,999        1,201,519           16,845,423     19,624,937        20,387,148
 Transfers from/to General Account
  and within Separate Account, net .........     5,710,860        6,623,800          (19,163,711)   (12,458,969)       (4,647,630)
 Transfers of cost of insurance ............    (1,006,092)        (238,990)          (7,185,745)    (7,802,232)       (7,901,778)
 Transfers on account of death .............        (1,803)         (12,068)            (284,192)      (329,223)         (143,565)
 Transfers on account of other                                                                --
  terminations .............................       (22,117)          16,339           (1,514,073)    (2,164,208)       (2,830,872)
                                              ------------       ----------        -------------   ------------      ------------
Net increase (decrease) in net assets
 derived from contractholder transactions ..     8,677,847        7,590,600          (11,302,298)    (3,129,695)        4,863,303
Net increase (decrease) in net assets ......    13,284,007        8,137,391           10,359,274       (778,163)       18,884,403
                                              ------------       ----------        -------------   ------------      ------------
Balance at beginning of year ...............     8,137,391               --          117,198,547    117,976,710        99,092,307
                                              ------------       ----------        -------------   ------------      ------------
Balance at end of year .....................  $ 21,421,398       $8,137,391        $ 127,557,821   $117,198,547      $117,976,710
                                              ============       ==========        =============   ============      ============






                                                             JPVF Global Hard Assets Division
                                                     ----------------------------------------------
                                                                Year Ended December 31,
                                                     ---------------- ------------- ---------------
                                                           1999            1998           1997
                                                     ---------------  ------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income (loss) .....................   $     (46,249)   $   28,240    $     146,417
 Net realized gain (loss) on investments ..........      (1,083,450)     (826,362)      (1,020,911)
 Change in net unrealized gain (loss)
  on investments ..................................       1,807,479       121,013       (2,862,423)
                                                      -------------    ----------    -------------
Increase (decrease) in net assets from
 operations .......................................         677,780      (677,109)      (3,736,917)
Contractholder transactions--Note F:
 Transfers of net premiums ........................       1,235,187     1,192,112        1,487,487
 Transfers from/to General Account
  and within Separate Account, net ................        (275,408)     (854,463)         594,080
 Transfers of cost of insurance ...................        (460,243)     (412,766)        (522,160)
 Transfers on account of death ....................          (5,186)       (4,158)          (5,118)
 Transfers on account of other
  terminations ....................................         (80,350)     (113,411)        (297,357)
                                                      -------------    ----------    -------------
Net increase (decrease) in net assets
 derived from contractholder transactions .........         414,000      (192,686)       1,256,932
Net increase (decrease) in net assets .............       1,091,780      (869,795)      (2,479,985)
                                                      -------------    ----------    -------------
Balance at beginning of year ......................       4,403,609     5,273,404        7,753,389
                                                      -------------    ----------    -------------
Balance at end of year ............................   $   5,495,389    $4,403,609    $   5,273,404
                                                      =============    ==========    =============

(a) Commencement of operations

See notes to financial statements.

                             JPF SEPARATE ACCOUNT A

                                                   JPVF Emerging Growth Division                JPVF Capital Growth Division
                                             -----------------------------------------   -------------------------------------------
                                                       Year Ended December 31,                     Year Ended December 31,
                                             -----------------------------------------   -------------------------------------------
                                                   1999          1998         1997           1999           1998           1997
                                              ------------   -----------   -----------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income (loss) ..............  $   (821,544)  $    12,062   $ 2,014,106  $  3,746,702   $  8,235,378   $  4,615,187
 Net realized gain (loss)
  on investments ...........................     3,161,020     1,477,889       528,900     1,944,106      2,650,023        827,249
 Change in net unrealized gain (loss)
  on investments ...........................    59,901,442    16,294,927     3,845,746    85,575,214     38,211,343     19,770,192
                                              ------------   -----------   -----------  ------------   ------------   ------------
Increase (decrease) in net assets from
 operations ................................    62,240,918    17,784,878     6,388,752    91,266,022     49,096,744     25,212,628
Contractholder transactions--Note F:
 Transfers of net premiums .................    17,827,633    15,940,085    12,081,437    36,826,017     29,497,989     23,605,444
 Transfers from/to General Account
  and within Separate Account, net .........    (2,063,189)      893,513     7,761,806    11,080,254        358,425      2,703,509
 Transfers of cost of insurance ............    (5,826,562)   (4,518,851)   (3,150,610)  (13,445,085)   (10,254,190)    (7,961,359)
 Transfers on account of death .............      (165,890)      (55,398)      (29,914)     (341,019)      (314,463)      (104,089)
 Transfers on account of other
  terminations .............................      (732,498)     (634,670)     (617,379)   (2,211,653)    (2,015,250)    (2,348,433)
                                              ------------   -----------   -----------  ------------   ------------   ------------
Net increase (decrease) in net assets
 derived from contractholder transactions ..     9,039,494    11,624,679    16,045,340    31,908,514     17,272,511     15,895,072
Net increase (decrease) in net assets ......    71,280,412    29,409,557    22,434,092   123,174,536     66,369,255     41,107,700
                                              ------------   -----------   -----------  ------------   ------------   ------------
Balance at beginning of year ...............    78,902,113    49,492,556    27,058,464   190,144,825    123,775,570     82,667,870
                                              ------------   -----------   -----------  ------------   ------------   ------------
Balance at end of year .....................  $150,182,525   $78,902,113   $49,492,556  $313,319,361   $190,144,825   $123,775,570
                                              ============   ===========   ===========  ============   ============   ============



                                                         JPVF Small Company Division
                                             ------------------------------------------------
                                                            Year Ended December 31,
                                             ------------------------------------------------
                                                   1999            1998             1997
                                             -------------------------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income (loss) ..............  $    1,309,262  $    7,779,948   $  7,341,576
 Net realized gain (loss)
  on investments ...........................      (1,289,759)        939,643      1,112,075
 Change in net unrealized gain (loss)
  on investments ...........................      10,478,964     (20,294,880)     7,517,633
                                              --------------  --------------   ------------
Increase (decrease) in net assets from
 operations ................................      10,498,467     (11,575,289)    15,971,284
Contractholder transactions--Note F:
 Transfers of net premiums .................      13,211,682      15,832,378     15,002,595
 Transfers from/to General Account
  and within Separate Account, net .........     (11,233,252)     (1,321,696)    (3,643,068)
 Transfers of cost of insurance ............      (5,181,027)     (6,129,383)    (5,977,445)
 Transfers on account of death .............        (207,494)       (182,629)      (138,279)
 Transfers on account of other
  terminations .............................        (940,537)     (1,303,312)    (2,043,613)
                                              --------------  --------------   ------------
Net increase (decrease) in net assets
 derived from contractholder transactions ..      (4,350,628)      6,895,358      3,200,190
Net increase (decrease) in net assets ......       6,147,839      (4,679,931)    19,171,474
                                              --------------  --------------   ------------
Balance at beginning of year ...............      84,528,832      89,208,763     70,037,289
                                              --------------  --------------   ------------
Balance at end of year .....................  $   90,676,671  $   84,528,832   $ 89,208,763
                                              ==============  ==============   ============

(a) Commencement of operations.

See notes to financial statements.

                             JPF SEPARATE ACCOUNT A




                                                            JPVF
                                                           Growth
                                                          Division
                                             -----------------------------------
                                                                 Period from           JPVF World Growth & Income Division
                                                             January 20, 1998(a)  ----------------------------------------------
                                               Year Ended            to                      Year Ended December 31,
                                              December 31,      December 31,      ----------------------------------------------
                                                  1999              1998               1999            1998            1997
                                             -------------- --------------------  -------------- --------------- ---------------
INCREASE IN NET ASSETS
Operations:
 Net investment income (loss) ..............  $   (27,530)       $   (6,809)       $   (105,349)  $    (31,231)   $  8,670,341
 Net realized gain (loss) on investments ...      101,362           (46,655)          1,036,064        781,929         763,718
 Change in net unrealized gain (loss)
  on investments ...........................    6,934,317           231,287           1,596,857      4,120,409      (1,791,862)
                                              -----------        ----------        ------------   ------------    ------------
Increase in net assets from operations .....    7,008,149           177,823           2,527,572      4,871,107       7,642,197
Contractholder transactions--Note F:
 Transfers of net premiums .................    2,139,922           509,810
 Transfers from/to General Account                                                   10,779,535     10,756,077       8,132,090
  and within Separate Account, net .........   11,691,084         1,036,375
 Transfers of cost of insurance ............     (554,122)          (70,647)         (2,106,086)    (1,037,359)      5,643,742
 Transfers on account of death .............         (857)               --          (3,899,334)    (3,696,570)     (2,745,042)
 Transfers on account of other                                                         (104,919)       (92,605)        (45,431)
  terminations..............................      (35,596)            2,676
                                              -----------        ----------            (534,017)      (591,078)       (658,736)
Net increase in net assets derived                                                 ------------   ------------    ------------
 from contractholder transactions ..........   13,240,431         1,478,214
Net increase in net assets .................   20,248,580         1,656,037           4,135,179      5,338,465      10,326,623
                                              -----------        ----------           6,662,751     10,209,572      17,968,820
Balance at beginning of year ...............    1,656,037                --        ------------   ------------    ------------
                                              -----------        ----------          52,465,633     42,256,061      24,287,241
Balance at end of year .....................  $21,904,617        $1,656,037        ------------   ------------    ------------
                                              ===========        ==========        $ 59,128,384   $ 52,465,633    $ 42,256,061
                                                                                   ============   ============    ============
                                                         JPVF Balanced Division
                                             ----------------------------------------------
                                                         Year Ended December 31,
                                             ----------------------------------------------
                                                   1999            1998            1997
                                             --------------- --------------- --------------
INCREASE IN NET ASSETS
Operations:
 Net investment income (loss) .............   $    273,744    $  2,372,689    $  3,781,936
 Net realized gain (loss) on investments ..        250,283         111,626         125,127
 Change in net unrealized gain (loss)
  on investments ..........................      6,776,884       1,976,202        (829,904)
                                              ------------    ------------    ------------
Increase in net assets from operations ....      7,300,911       4,460,517       3,077,159

Contractholder transactions--Note F:
 Transfers of net premiums ................      5,826,918       5,092,290       4,506,381
 Transfers from/to General Account
  and within Separate Account, net ........       (749,285)        631,049        (154,536)
 Transfers of cost of insurance ...........     (2,143,582)     (1,897,240)     (1,580,912)
 Transfers on account of death ............        (33,556)       (107,286)        (32,682)
 Transfers on account of other
  terminations.............................       (372,514)       (477,084)       (480,806)
                                              ------------    ------------    ------------
Net increase in net assets derived
 from contractholder transactions .........      2,527,981       3,241,729       2,257,445
Net increase in net assets ................      9,828,892       7,702,246       5,334,604
                                              ------------    ------------    ------------
Balance at beginning of year ..............     32,522,371      24,820,125      19,485,521
                                              ------------    ------------    ------------
Balance at end of year ....................   $ 42,351,263    $ 32,522,371    $ 24,820,125
                                              ============    ============    ============

See notes to financial statements.

                             JPF SEPARATE ACCOUNT A

                                                                JPVF
                                                          High Yield Bond
                                                              Division
                                                 ----------------------------------                       JPVF
                                                                    Period from                  Money Market Division
                                                                 January 8, 1998(a)  ----------------------------------------------
                                                   Year Ended            to                     Year Ended December 31,
                                                  December 31,      December 31,     ----------------------------------------------
                                                      1999              1998              1999            1998            1997
                                                 -------------- -------------------  -------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income (loss) ..................   $  378,386       $  264,218        $   (177,261)   $   396,249    $     334,792
 Net realized gain (loss) on investments .......      (40,844)         (77,480)            142,086         53,452           61,042
 Change in net unrealized gain (loss)
  on investments ...............................     (124,383)        (287,866)            740,327         20,157          (11,529)
                                                   ----------       ----------        ------------    -----------    -------------
Increase (decrease) in net assets from
 operations ....................................      213,159         (101,128)            705,152        469,858          384,305

Contractholder transactions--Note F:
 Transfers of net premiums .....................    1,611,508          599,541           7,019,291      4,544,085        4,688,133
 Transfers from/to General Account
  and within Separate Account, net .............     (711,546)       4,764,419           2,287,638      2,798,249       (2,751,900)
 Transfers of cost of insurance ................     (376,460)        (255,751)         (1,446,885)      (915,629)        (782,134)
 Transfers on account of death .................         (342)              --              (7,579)          (578)          (6,947)
 Transfers on account of other
  terminations .................................       (2,318)         (23,575)           (190,803)      (302,128)        (592,016)
                                                   ----------       ----------        ------------    -----------    -------------
Net increase in net assets derived
 from contractholder transactions ..............      520,842        5,084,634           7,661,662      6,123,999          555,136
Net increase in net assets .....................      734,001        4,983,506           8,366,814      6,593,857          939,441
                                                   ----------       ----------        ------------    -----------    -------------
Balance at beginning of year ...................    4,983,506               --          15,544,453      8,950,596        8,011,155
                                                   ----------       ----------        ------------    -----------    -------------
Balance at end of year .........................   $5,717,507       $4,983,506        $ 23,911,267    $15,544,453    $   8,950,596
                                                   ==========       ==========        ============    ===========    =============




                                                        Fidelity VIP II Contrafund Division
                                                  ----------------------------------------------
                                                              Year Ended December 31,
                                                  -----------------------------------------------
                                                        1999            1998            1997
                                                  --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income (loss) ..................   $  1,337,023    $    938,763    $     82,375
 Net realized gain (loss) on investments .......      1,161,891         381,646         143,362
 Change in net unrealized gain (loss)
  on investments ...............................      9,007,322       6,265,813       1,928,296
                                                   ------------    ------------    ------------
Increase (decrease) in net assets from
 operations ....................................     11,506,236       7,586,222       2,154,033

Contractholder transactions--Note F:
 Transfers of net premiums .....................     12,582,864       9,182,744       4,532,969
 Transfers from/to General Account
  and within Separate Account, net .............      3,316,146       8,458,498       8,789,832
 Transfers of cost of insurance ................     (3,837,642)     (2,365,397)     (1,101,248)
 Transfers on account of death .................        (52,782)        (42,331)         (1,382)
 Transfers on account of other
  terminations .................................       (255,359)       (262,093)       (153,334)
                                                   ------------    ------------    ------------
Net increase in net assets derived
 from contractholder transactions ..............     11,753,227      14,971,421      12,066,837
Net increase in net assets .....................     23,259,463      22,557,643      14,220,870
                                                   ------------    ------------    ------------
Balance at beginning of year ...................     41,741,038      19,183,395       4,962,525
                                                   ------------    ------------    ------------
Balance at end of year .........................   $ 65,000,501    $ 41,741,038    $ 19,183,395
                                                   ============    ============    ============

(a) Commencement of operations.

See notes to financial statements.

                             JPF SEPARATE ACCOUNT A

                                                               Fidelity                            Fidelity
                                                           VIP Equity Income                      VIP Growth
                                                               Division                            Division
                                                  ----------------------------------- ----------------------------------
                                                                      Period from                        Period from
                                                                  January 8, 1998(a)                  January 8, 1998(a)
                                                    Year Ended            to            Year Ended            to
                                                   December 31,      December 31,      December 31,      December 31,
                                                       1999              1998              1999              1998
                                                  -------------- -------------------- -------------- -------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income (loss) ...................   $  154,970        $      762       $    905,136      $  (14,921)
 Net realized gain (loss) on investments ........       85,743          (114,816)            59,375         (10,197)
 Change in net unrealized gain
  on investments ................................     (139,539)          192,755          8,178,073       1,136,063
                                                    ----------        ----------       ------------      ----------
Increase (decrease) in net assets from
 operations .....................................      101,174            78,701          9,142,584       1,110,945

Contractholder transactions--Note F:
 Transfers of net premiums ......................    3,054,942         1,459,008          7,194,482         925,584
 Transfers from/to General Account
  and within Separate Account, net ..............    3,139,659         2,814,317         23,690,440       5,643,806
 Transfers of cost of insurance .................     (699,983)         (305,514)        (1,881,297)       (177,953)
 Transfers on account of death ..................           --                --             (4,024)             --
 Transfers on account of other
  terminations ..................................      (34,625)           (1,001)          (161,248)        (35,344)
Net increase (decrease) in net assets derived
 from contractholder transactions ...............    5,459,993         3,966,810         28,838,353       6,356,093
Net increase (decrease) in net assets ...........    5,561,167         4,045,511         37,980,937       7,467,038
                                                    ----------        ----------       ------------      ----------
Balance at beginning of year ....................    4,045,511                --          7,467,038              --
                                                    ----------        ----------       ------------      ----------
Balance at end of year ..........................   $9,606,678        $4,045,511       $ 45,447,975      $7,467,038
                                                    ==========        ==========       ============      ==========

                                                        Fidelity VIP High Income Division
                                                  --------------------------------------------
                                                             Year Ended December 31,
                                                  --------------------------------------------
                                                       1999           1998           1997
                                                  ------------- --------------- -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income (loss) ...................  $  214,361    $     616,338   $  233,391
 Net realized gain (loss) on investments ........    (120,010)          97,475       71,464
 Change in net unrealized gain
  on investments ................................      63,150         (784,352)     451,237
                                                   ----------    -------------   ----------
Increase (decrease) in net assets from
 operations .....................................     157,501          (70,539)     756,092

Contractholder transactions--Note F:
 Transfers of net premiums ......................       4,917           82,028    1,344,308
 Transfers from/to General Account
  and within Separate Account, net ..............    (837,892)      (4,577,188)   3,119,835
 Transfers of cost of insurance .................    (102,685)        (264,842)    (362,364)
 Transfers on account of death ..................         (11)            (219)      (3,474)
 Transfers on account of other
  terminations ..................................      (8,950)        (126,841)    (173,019)
Net increase (decrease) in net assets derived
 from contractholder transactions ...............    (944,621)      (4,887,062)   3,925,286
Net increase (decrease) in net assets ...........    (787,120)      (4,957,601)   4,681,378
                                                   ----------    -------------   ----------
Balance at beginning of year ....................   2,542,978        7,500,579    2,819,201
                                                   ----------    -------------   ----------
Balance at end of year ..........................  $1,755,858    $   2,542,978   $7,500,579
                                                   ==========    =============   ==========

(a) Commencement of operations.

See notes to financial statements.

                             JPF SEPARATE ACCOUNT A

                                                                                                        MFS Research
                                                                                                          Division
                                                                                             -----------------------------------
                                                   Fidelity VIP II Index 500 Division                            Period from
                                             -----------------------------------------------                 January 8, 1998(a)
                                                         Year Ended December 31,               Year Ended            to
                                             -----------------------------------------------  December 31,      December 31,
                                                   1999            1998            1997           1999              1998
                                             --------------- --------------- --------------- -------------- --------------------
INCREASE IN NET ASSETS
Operations:
 Net investment income .....................  $    424,703   $   798,886     $   142,345      $    16,306        $   30,268
 Net realized gain (loss)
  on investments ...........................     3,073,138       551,714         435,364          107,800          (192,250)
 Change in net unrealized gain
  on investments ...........................    14,391,208    10,456,961       3,844,079        1,704,948           335,616
                                              ------------   -----------     -----------      -----------        ----------
Increase (decrease) in net assets from
 operations ................................    17,889,049    11,807,561       4,421,788        1,829,054           173,634

Contractholder transactions--Note F:
 Transfers of net premiums .................    26,012,390    14,424,002       5,355,400        2,385,029         1,035,071
 Transfers from/to General Account
  and within Separate Account, net .........     9,053,639    22,523,380      13,090,735        2,897,902         3,239,091
 Transfers of cost of insurance ............    (7,515,597)   (3,847,370)     (1,230,424)        (629,066)         (193,228)
 Transfers on account of death .............      (157,655)      (63,585)        (41,017)          (1,372)          (12,135)
 Transfers on account of other
  terminations .............................      (668,878)     (380,850)       (149,305)         (19,098)              130
Net increase in net assets derived from
 contractholder transactions ...............    26,723,899    32,655,577      17,025,389        4,633,395         4,068,929
Net increase in net assets .................    44,612,948    44,463,138      21,447,177        6,462,449         4,242,563
                                              ------------   -----------     -----------      -----------        ----------
Balance at beginning of year ...............    73,437,900    28,974,762       7,527,585        4,242,563                --
                                              ------------   -----------     -----------      -----------        ----------
Balance at end of year .....................  $118,050,848   $73,437,900     $28,974,762      $10,705,012        $4,242,563
                                              ============   ===========     ===========      ===========        ==========




                                                        MFS Utilities
                                                          Division
                                             -----------------------------------
                                                                 Period from                Oppenheimer Bond Division
                                                             January 12, 1998(a) -----------------------------------------------
                                               Year Ended            to                     Year Ended December 31,
                                              December 31,      December 31,     -----------------------------------------------
                                                  1999              1998               1999            1998            1997
                                             -------------- -------------------- --------------- --------------- ---------------
INCREASE IN NET ASSETS
Operations:
 Net investment income .....................  $   296,134        $   56,638      $   771,170     $   291,102      $   651,592
 Net realized gain (loss)
  on investments ...........................      154,941            38,000         (134,605)        296,390           31,843
 Change in net unrealized gain
  on investments ...........................    2,096,308           272,742       (1,114,314)        247,987          235,133
                                              -----------        ----------      -----------     -----------      -----------
Increase (decrease) in net assets from
 operations ................................    2,547,383           367,380         (477,749)        835,479          918,568

Contractholder transactions--Note F:
 Transfers of net premiums .................    1,869,430           730,856        3,187,323       3,736,503        2,691,506
 Transfers from/to General Account
  and within Separate Account, net .........    4,892,184         3,166,986          146,154         595,445         (394,592)
 Transfers of cost of insurance ............     (641,737)         (145,371)      (1,282,193)     (1,076,884)        (918,928)
 Transfers on account of death .............       (6,552)               --          (54,423)        (43,142)         (65,768)
 Transfers on account of other
  terminations .............................      (37,493)           30,746         (143,229)       (227,487)        (384,107)
Net increase in net assets derived from
 contractholder transactions ...............    6,075,832         3,783,217        1,853,632       2,984,435          928,111
Net increase in net assets .................    8,623,215         4,150,597        1,375,883       3,819,914        1,846,679
                                              -----------        ----------      -----------     -----------      -----------
Balance at beginning of year ...............    4,150,597                --       18,056,207      14,236,293       12,389,614
                                              -----------        ----------      -----------     -----------      -----------
Balance at end of year .....................  $12,773,812        $4,150,597      $19,432,090     $18,056,207      $14,236,293
                                              ===========        ==========      ===========     ===========      ===========

(a) Commencement of operations.

                             JPF SEPARATE ACCOUNT A

                                                         Oppenheimer
                                                       Strategic Bond
                                                          Division
                                             -----------------------------------
                                                                 Period from   )       Templeton International I Division
                                                             January 12, 1998(a) -----------------------------------------------
                                               Year Ended            to                      Year Ended December 31,
                                              December 31,      December 31,     -----------------------------------------------
                                                  1999              1998               1999            1998            1997
                                             -------------- -------------------- --------------- --------------- ---------------
INCREASE IN NET ASSETS
Operations:
 Net investment income .....................   $   88,694        $    1,262         $ 6,360,406      $ 2,427,205     $   649,381
 Net realized gain
  on investments ...........................      (19,086)           (2,048)            338,691          776,195         828,887
 Change in net unrealized gain
  on investments ...........................      (22,018)           24,753           5,803,054          295,855       2,126,633
                                               ----------        ----------         -----------      -----------     -----------
Increase in net assets from operations .....       47,590            23,967          12,502,151        3,499,255       3,604,901

Contractholder transactions--Note F:
 Transfers of net premiums .................      636,974           452,931          11,137,465       11,772,271       9,182,098
 Transfers from/to General Account
  and within Separate Account, net .........      781,202         1,307,674          (5,910,457)       2,942,895       7,333,435
 Transfers of cost of insurance ............     (196,836)          (74,702)         (3,422,189)      (3,185,143)     (2,324,520)
 Transfers on account of death .............           --                --            (128,201)         (31,916)        (64,977)
 Transfers on account of other
  terminations .............................      (16,951)           (6,002)           (391,045)        (356,684)       (437,273)
                                               ----------        ----------         -----------      -----------     -----------
Net increase in net assets derived
  from contractholder transactions .........    1,204,389         1,679,901           1,285,573       11,141,423      13,688,763
Net increase in net assets .................    1,251,979         1,703,868          13,787,724       14,640,678      17,293,664
                                               ----------        ----------         -----------      -----------     -----------
Balance at beginning of year ...............    1,703,868                --          54,756,706       40,116,028      22,822,364
                                               ----------        ----------         -----------      -----------     -----------
Balance at end of year .....................   $2,955,847        $1,703,868         $68,544,430      $54,756,706     $40,116,028
                                               ==========        ==========         ===========      ===========     ===========

(a) Commencement of operations.

See notes to consolidated financial statements.

                         NOTES TO FINANCIAL STATEMENTS

                            JPF SEPARATE ACCOUNT A
                               DECEMBER 31, 1999

NOTE A--ORGANIZATION OF ACCOUNT

Jefferson Pilot Financial Separate Account A (the "Separate Account") is a separate account of Jefferson Pilot Financial Insurance Company ("JP Financial"). The Separate Account is organized as a unit investment trust registered under the Investment Act of 1940 as amended. It was established for the purpose of funding flexible premium variable life insurance policies issued by JP Financial. As of December 31, 1999, the Separate Account is comprised of twenty-one investment divisions, eleven of which invest exclusively in the corresponding portfolios of the Jefferson-Pilot Variable Fund, Inc., one of which invests in the Templeton International Fund, five of which invest in certain Fidelity Portfolios, two of which invest in certain Oppenheimer Funds, and two of which invest in certain MFS Funds, all diversified Series Investment Companies. Companies.

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments: Investments in shares of the Fund are valued at the net asset value per share which is calculated each day the New York Stock Exchange is open for trading.

Investment Income: Dividend income and distributions of realized gains are recorded on the ex-dividend date.

Investment Transactions: Purchases and sales of shares of the Fund are recorded as of the trade date, the date the transaction is executed.

Federal Income Taxes: The operations of the Separate Account are included in the federal income tax return of JP Financial which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account.

Expenses: Currently, the Separate Account contains the net assets of two variable insurance policies, Ensemble and Ensemble II. A mortality and expense risk charge payable to JP Financial is accrued daily which will not exceed
 .6%and .9% of the average net asset value of each division of the Separate Account on an annual basis for Ensemble and Ensemble II, respectively.

Use of Estimates: The accompanying financial statements of the Separate Account have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements requires management to make estimates that affect amounts reported in the financial statements and accompanying notes. Such estimates could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

NOTE C--AFFILIATED COMPANY TRANSACTIONS

Administrative services necessary for the operation of the Separate Account are provided by Jefferson Pilot Life Insurance Company, an affiliate of JP Financial. JP Financial is the principal underwriter of the variable insurance contracts that utilize the Separate Account. Jefferson Pilot Variable Corporation, an affiliate of the Company, is the distributor.

NOTE D--DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life insurance contract will be subject to federal income taxes on the income earned for any period for which the investments of the segregated assets account, on which the contract is based, are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the segregated asset account satisfies the current requirements of the regulations, and it intends that the segregated asset account will continue to meet such requirements.

                            JPF SEPARATE ACCOUNT A
                               DECEMBER 31, 1999

NOTE E--INVESTMENTS

In determining the net realized gain or loss on sales of shares of the Fund, the cost of shares sold has been determined on an average cost basis. For federal income tax purposes, the cost of shares owned at December 31, 1999 is the same as for financial reporting purposes.

Following is a summary of shares of each portfolio of the Fund owned by the respective divisions of the Separate Account and the related net asset values at December 31, 1999.

                                                          Net Asset
                                                            Value
                                           Shares         Per Share
                                        -----------   ----------------
JPVF International Equity Division       1,332,798     $   16.069385
JPVF World Growth Stock Division         4,895,518         26.076172
JPVF Global Hard Assets Division           611,602          8.990947
JPVF Emerging Growth Division            3,689,566         40.674453
JPVF Capital Growth Division             7,974,859         39.265001
JPVF Small Company Division              5,024,169         18.054505
JPVF Growth Division                       933,447         23.377614
JPVF Growth & Income Division            2,948,651         20.063152
JPVF Balanced Division                   2,772,661         15.270695
JPVF High Yield Division                   575,664          9.188039
JPVF Money Market Division               2,194,261         10.846432
Fidelity VIP II Contrafund Division      2,228,829         29.150000
Fidelity VIP Equity Income Division        363,619         25.710000
Fidelity VIP Growth Division               824,121         54.930000
Fidelity VIP High Income Division          155,357         11.310000
Fidelity VIP II Index 500 Division         704,954        167.410000
MFS Research Division                      457,636         23.340000
MFS Utilities Division                     528,558         24.160000
Oppenheimer Bond Division                1,686,672         11.520000
Oppenheimer Strategic Division             610,422          4.970000
Templeton International I Division       3,082,386         22.250000

                            JPF SEPARATE ACCOUNT A
                               DECEMBER 31, 1999

NOTE F--CONTRACTHOLDER TRANSACTIONS

                                                                    For the period
                                                                  January 15, 1998(a)
                                     Year Ended December 31,            through
                                               1999                December 31, 1998
                                    -------------------------- -------------------------
                                       Units        Amount        Units       Amount
                                    ----------- -------------- ---------- --------------
JPVF International Equity Division
 Issuance of units                   1,586,816   $21,345,389     806,326   $ 9,244,760
 Redemptions of units                  923,203    12,667,542     145,428     1,654,160
                                     ---------   -----------    --------   -----------
 Net Increase                          663,613   $ 8,677,847     660,898   $ 7,590,600
                                     =========   ===========    ========   ===========


                                                                    Year Ended December 31,
                                      -----------------------------------------------------------------------------------
                                                 1999                        1998                        1997
                                      --------------------------- --------------------------- ---------------------------
                                         Units         Amount        Units         Amount        Units         Amount
                                      ----------- --------------- ----------- --------------- ----------- ---------------
JPVF World Growth Stock Division
 Issuance of units                       710,815    $31,376,896      943,836    $39,051,743    1,011,924    $39,798,520
 Redemptions of units                    970,125     42,679,194    1,018,017     42,181,438      895,063     34,935,217
                                       ---------   ------------    ---------    -----------    ---------    -----------
 Net Increase (decrease)                (259,310)  $(11,302,298)    (74,181)   $(3,129,695)     116,861    $ 4,863,303
                                       =========   ============    =========    ===========    =========    ===========


                                                                    Year Ended December 31,
                                      -----------------------------------------------------------------------------------
                                                 1999                        1998                        1997
                                      --------------------------- --------------------------- ---------------------------
                                         Units         Amount        Units         Amount        Units         Amount
                                      ----------- --------------- ----------- --------------- ----------- ---------------
JPVF Global Hard Assets Division
 Issuance of units                       806,194    $ 7,003,824      437,515    $ 3,764,642      589,273    $ 6,878,213
 Redemptions of units                    773,498      6,589,824      450,418      3,957,328      475,559      5,621,281
                                       ---------    -----------    ---------    -----------    ---------    -----------
 Net Increase                             32,696    $   414,000      (12,903)   $  (192,686)     113,714    $ 1,256,932
                                       =========    ===========    =========    ===========    =========    ===========


                                                                    Year Ended December 31,
                                      -----------------------------------------------------------------------------------
                                                 1999                        1998                        1997
                                      --------------------------- --------------------------- ---------------------------
                                         Units         Amount        Units         Amount        Units         Amount
                                      ----------- --------------- ----------- --------------- ----------- ---------------
JPVF Emerging Growth Division
 Issuance of units                     1,754,220    $49,040,558    2,202,083    $45,173,868    2,187,207    $37,160,174
 Redemptions of units                  1,468,922     40,001,064    1,639,619     33,549,189    1,257,679     21,114,834
                                       ---------    -----------    ---------    -----------    ---------    -----------
 Net Increase                            285,298    $ 9,039,494      562,464    $11,624,679      929,528    $16,045,340
                                       =========    ===========    =========    ===========    =========    ===========


                                                                    Year Ended December 31,
                                      -----------------------------------------------------------------------------------
                                                 1999                        1998                        1997
                                      --------------------------- --------------------------- ---------------------------
                                         Units         Amount        Units         Amount        Units         Amount
                                      ----------- --------------- ----------- --------------- ----------- ---------------
JPVF Capital Growth Division
 Issuance of units                     1,885,588    $92,037,794    1,791,255    $66,165,409    1,727,504    $49,693,896
 Redemptions of units                  1,232,624     60,129,280    1,324,641     48,892,898    1,166,517     33,798,824
                                       ---------    -----------    ---------    -----------    ---------    -----------
 Net Increase                            652,964    $31,908,514      466,614    $17,272,511      560,987    $15,895,072
                                       =========    ===========    =========    ===========    =========    ===========

(a) Commencement of operations

                            JPF SEPARATE ACCOUNT A
                               DECEMBER 31, 1999

NOTE F--CONTRACTHOLDER TRANSACTIONS (Continued)

                                                                    Year Ended December 31,
                                      -----------------------------------------------------------------------------------
                                                 1999                        1998                        1997
                                      --------------------------- --------------------------- ---------------------------
                                         Units         Amount        Units         Amount        Units         Amount
                                      ----------- --------------- ----------- --------------- ----------- ---------------
JPVF Small Company Division
 Issuance of units                       730,490    $27,595,578      916,453    $39,034,264      783,149    $32,220,885
 Redemptions of units                    845,859     31,946,206      747,736     32,138,906      707,768     29,020,695
                                       ---------    -----------    ---------    -----------    ---------    -----------
 Net Increase (decrease)                (115,369)   $(4,350,628)     168,717    $ 6,895,358       75,381    $ 3,200,190
                                       =========    ===========    =========    ===========    =========    ===========

                                                                    For the period
                                                                  January 20, 1998(a)
                                     Year Ended December 31,            through
                                               1999                December 31, 1998
                                    -------------------------- -------------------------
                                       Units        Amount        Units       Amount
                                    ----------- -------------- ---------- --------------
JPVF Growth Division
 Issuance of units                   1,109,124   $17,796,382     289,470   $ 3,260,004
 Redemptions of units                  295,421     4,555,951     162,322     1,781,790
                                     ---------   -----------    --------   -----------
 Net Increase                          813,703   $13,240,431     127,148   $ 1,478,214
                                     =========   ===========    ========   ===========

                                                                    Year Ended December 31,
                                      -----------------------------------------------------------------------------------
                                                 1999                        1998                        1997
                                      --------------------------- --------------------------- ---------------------------
                                         Units         Amount        Units         Amount        Units         Amount
                                      ----------- --------------- ----------- --------------- ----------- ---------------
JPVF Growth & Income Division
 Issuance of units                     1,018,584    $29,500,940    1,240,410    $32,593,480    1,110,245    $24,846,023
 Redemptions of units                    874,919     25,365,761    1,047,665     27,255,015      659,777     14,619,400
                                       ---------    -----------    ---------    -----------    ---------    -----------
 Net Increase                            143,665    $ 4,135,179      192,745    $ 5,338,465      450,468    $10,226,623
                                       =========    ===========    =========    ===========    =========    ===========

                                                                    Year Ended December 31,
                                      -----------------------------------------------------------------------------------
                                                 1999                        1998                        1997
                                      --------------------------- --------------------------- ---------------------------
                                         Units         Amount        Units         Amount        Units         Amount
                                      ----------- --------------- ----------- --------------- ----------- ---------------
JPVF Balanced Division
 Issuance of units                       578,685    $12,521,166      622,617    $11,686,604      557,010    $ 9,238,539
 Redemptions of units                    460,757      9,993,185      449,737      8,444,875      423,594      6,981,094
                                       ---------    -----------    ---------    -----------    ---------    -----------
 Net Increase                            117,928    $ 2,527,981      172,880    $ 3,241,729      133,416    $ 2,257,445
                                       =========    ===========    =========    ===========    =========    ===========

(a) Commencement of operations

                            JPF SEPARATE ACCOUNT A
                               DECEMBER 31, 1999

NOTE F--CONTRACTHOLDER TRANSACTIONS (Continued)

                                                                    For the period
                                                                   January 8, 1998(a)
                                      Year Ended December 31,            through
                                               1999                 December 31, 1998
                                     ------------------------- ---------------------------
                                        Units       Amount        Units         Amount
                                     ---------- -------------- ----------- ---------------
JPVF High Yield Division
 Issuance of units                     825,411   $ 8,463,868    1,187,107   $ 11,940,568
 Redemptions of units                  773,012     7,943,026      686,842      6,855,934
                                      --------   -----------    ---------   ------------
 Net Increase                           52,399   $   520,842      500,265   $  5,084,634
                                      ========   ===========    =========   ============

                                                                    Year Ended December 31,
                                      -----------------------------------------------------------------------------------
                                                 1999                        1998                        1997
                                      --------------------------- --------------------------- ---------------------------
                                         Units         Amount        Units         Amount        Units         Amount
                                      ----------- --------------- ----------- --------------- ----------- ---------------
JPVF Money Market
 Issuance of units                     3,240,917    $57,033,996    3,082,919    $52,304,400    2,230,904    $36,446,460
 Redemptions of units                  2,805,821     49,372,334    2,722,078     46,180,401    2,193,315     35,891,324
                                       ---------    -----------    ---------    -----------    ---------    -----------
 Net Increase                            435,096    $ 7,661,662      360,841    $ 6,123,999       37,589    $   555,136
                                       =========    ===========    =========    ===========    =========    ===========

                                                                    Year Ended December 31,
                                      -----------------------------------------------------------------------------------
                                                 1999                        1998                        1997
                                      --------------------------- --------------------------- ---------------------------
                                         Units         Amount        Units         Amount        Units         Amount
                                      ----------- --------------- ----------- --------------- ----------- ---------------
Fidelity VIP II Contrafund Division
 Issuance of units                     1,754,276    $33,244,625    2,028,731    $31,008,560    1,533,238    $19,271,804
 Redemptions of units                  1,129,685     21,491,398    1,065,432     16,037,139      580,340      7,204,967
                                       ---------    -----------    ---------    -----------    ---------    -----------
 Net Increase                            624,591    $11,753,227      963,299    $14,971,421      952,898    $12,066,837
                                       =========    ===========    =========    ===========    =========    ===========


                                                                    Year Ended December 31,
                                      -----------------------------------------------------------------------------------
                                                 1999                        1998                        1997
                                      --------------------------- --------------------------- ---------------------------
                                         Units         Amount        Units         Amount        Units         Amount
                                      ----------- --------------- ----------- --------------- ----------- ---------------
Fidelity VIP II Index 500 Division
 Issuance of units                     3,771,476    $77,313,900    3,405,171    $57,232,632    2,094,648    $28,323,380
 Redemptions of units                  2,439,500     50,590,001    1,486,670     24,577,055      822,768     11,297,991
                                       ---------    -----------    ---------    -----------    ---------    -----------
 Net Increase                          1,331,976    $26,723,899    1,918,501    $32,655,577    1,271,880    $17,025,389
                                       =========    ===========    =========    ===========    =========    ===========


                                                                    Year Ended December 31,
                                      -----------------------------------------------------------------------------------
                                                 1999                        1998                        1997
                                      --------------------------- --------------------------- ---------------------------
                                         Units         Amount        Units         Amount        Units         Amount
                                      ----------- --------------- ----------- --------------- ----------- ---------------
Fidelity VIP High Income Division
 Issuance of units                        23,042    $   283,589       71,621    $   908,088      797,876    $ 9,316,213
 Redemptions of units                     99,119      1,228,210      455,698      5,795,150      462,054      5,390,927
                                       ---------    -----------    ---------    -----------    ---------    -----------
 Net Increase (decrease)                 (76,077)   $  (944,621)    (384,077)   $(4,887,062)     335,822    $ 3,925,286
                                       =========    ===========    =========    ===========    =========    ===========

(a) Commencement of operations

                            JPF SEPARATE ACCOUNT A
                               DECEMBER 31, 1999

NOTE F--CONTRACTHOLDER TRANSACTIONS (Continued)

                                                                            For the period
                                                                           January 8, 1998(a)
                                          Year Ended December 31,               through
                                                   1999                    December 31, 1998
                                       -----------------------------   --------------------------
                                          Units           Amount         Units         Amount
                                       -----------   ---------------   ---------   --------------
Fidelity VIP Growth Division
 Issuance of units                      2,522,313      $39,479,910      655,774      $ 7,806,648
 Redemptions of units                     672,246       10,641,557      122,386        1,450,555
                                        ---------      -----------      -------      -----------
 Net Increase                           1,850,067      $28,838,353      533,388      $ 6,356,093
                                        =========      ===========      =======      ===========


                                                                             For the period
                                                                           January 8, 1998(a)
                                          Year Ended December 31,               through
                                                   1999                    December 31, 1998
                                       -----------------------------   --------------------------
                                          Units           Amount         Units         Amount
                                       -----------   ---------------   ---------   --------------
Fidelity VIP Equity Income Division
 Issuance of units                      1,131,302     $13,584,576       982,482      $10,549,873
 Redemptions of units                     681,291       8,124,583       623,457        6,583,063
                                        ---------     -----------       -------      -----------
 Net Increase                             450,011     $ 5,459,993       359,025      $ 3,966,810
                                        =========     ===========       =======      ===========


                                                                          For the period
                                                                         January 8, 1998(a)
                                         Year Ended December 31,              through
                                                  1999                   December 31, 1998
                                       ---------------------------   --------------------------
                                          Units         Amount         Units         Amount
                                       ----------   --------------   ---------   --------------
MFS Reseach Division
 Issuance of units                       672,625     $ 8,701,356     631,245      $ 7,154,159
 Redemptions of units                    311,684       4,067,961     288,287        3,085,230
                                         -------     -----------     -------      -----------
 Net Increase                            360,941     $ 4,633,395     342,958      $ 4,068,929
                                        ========     ===========     =======      ===========


                                                                         For the period
                                                                         January 12, 1998(a)
                                         Year Ended December 31,               through
                                                   1999                   December 31, 1998
                                       ----------------------------   --------------------------
                                          Units          Amount         Units         Amount
                                       ----------   ---------------   ---------   --------------
MFS Utilities Division
 Issuance of units                       930,122      $11,856,880      667,553      $ 7,474,706
 Redemptions of units                    458,547        5,781,048      324,319        3,691,489
                                         -------      -----------      -------      -----------
 Net Increase                            471,575      $ 6,075,832      343,234      $ 3,783,217
                                         =======      ===========      =======      ===========

(a) Commencement of operations

                            JPF SEPARATE ACCOUNT A
                               DECEMBER 31, 1999

NOTE F--CONTRACTHOLDER TRANSACTIONS (Continued)



                                                                    Year Ended December 31,
                                      -----------------------------------------------------------------------------------
                                                 1999                        1998                        1997
                                      --------------------------- --------------------------- ---------------------------
                                         Units         Amount        Units         Amount        Units         Amount
                                      ----------- --------------- ----------- --------------- ----------- ---------------
Oppenheimer Bond Division
 Issuance of units                       646,006    $13,940,162    1,052,232    $22,601,035      396,342      $7,858,820
 Redemptions of units                    561,178     12,086,530      913,765     19,616,600      350,970       6,930,709
                                       ---------    -----------    ---------    -----------      -------      ----------
 Net Increase                             84,828    $ 1,853,632      138,467    $ 2,984,435       45,372      $  928,111
                                       =========    ===========    =========    ===========      =======      ==========


                                                                      For the period
                                                                    January 12, 1998(a)
                                      Year Ended December 31,             through
                                                1999                 December 31, 1998
                                      ------------------------   -------------------------
                                         Units       Amount         Units       Amount
                                      ---------- -------------   ---------- --------------
Oppenheimer Strategic Division
 Issuance of units                       369,193   $ 3,720,887      374,307    $ 3,726,685
 Redemptions of units                    250,262     2,516,498      204,970      2,046,784
                                       ---------   -----------      -------    -----------
 Net Increase                            118,931   $ 1,204,389      169,337    $ 1,679,901
                                       =========   ===========      =======    ===========

                                                                    Year Ended December 31,
                                      -----------------------------------------------------------------------------------
                                                 1999                        1998                        1997
                                      --------------------------- --------------------------- ---------------------------
                                         Units         Amount        Units         Amount        Units         Amount
                                      ----------- --------------- ----------- --------------- ----------- ---------------
Templeton International Division
 Issuance of units                     1,586,916    $28,116,196    2,289,338     $37,928,398    2,174,212    $32,480,846
 Redemptions of units                  1,515,331     26,830,623    1,615,048      26,786,975    1,245,865     18,792,083
                                       ---------    -----------    ---------     -----------    ---------    -----------
 Net Increase                             71,585    $ 1,285,573      674,290     $11,141,423      928,347    $13,688,763
                                       =========    ===========    =========     ===========    =========    ===========

(a) Commencement of operations